--------------------------------------------------------------------------------
STW FIXED INCOME MANAGEMENT LLC
--------------------------------------------------------------------------------

                       THE ADVISORS' INNER CIRCLE FUND II

                                   PROSPECTUS


                               November 28, 2012


              ---------------------------------------------------
                 STW SHORT DURATION INVESTMENT-GRADE BOND FUND
                              Ticker Symbol: STWSX

                      STW CORE INVESTMENT-GRADE BOND FUND
                              Ticker Symbol: STWIX

                  STW LONG DURATION INVESTMENT-GRADE BOND FUND
                              Ticker Symbol: STWLX

                      STW BROAD TAX-AWARE VALUE BOND FUND
                              Ticker Symbol: STWTX
               --------------------------------------------------

                              INSTITUTIONAL SHARES

                              INVESTMENT ADVISER:
                        STW Fixed Income Management LLC

  The U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy or accuracy of this prospectus.

           Any representation to the contrary is a criminal offense.

--------------------------------------------------------------------------------

                             ABOUT THIS PROSPECTUS

THIS PROSPECTUS HAS BEEN ARRANGED INTO DIFFERENT SECTIONS SO THAT YOU CAN EASILY REVIEW THIS IMPORTANT INFORMATION. FOR DETAILED INFORMATION ABOUT EACH FUND, PLEASE SEE:


                                                                     PAGE
STW SHORT DURATION INVESTMENT-GRADE BOND FUND ........................1
     FUND INVESTMENT OBJECTIVE .......................................1
     FUND FEES AND EXPENSES ..........................................1
     PRINCIPAL INVESTMENT STRATEGY ...................................2
     PRINCIPAL RISKS .................................................3
     PERFORMANCE INFORMATION .........................................6
     INVESTMENT ADVISER ..............................................6
     PORTFOLIO MANAGERS ..............................................6
     TAX INFORMATION .................................................6
STW CORE INVESTMENT-GRADE BOND FUND ..................................7
     FUND INVESTMENT OBJECTIVE .......................................7
     FUND FEES AND EXPENSES ..........................................7
     PRINCIPAL INVESTMENT STRATEGY ...................................8
     PRINCIPAL RISKS .................................................9
     PERFORMANCE INFORMATION .........................................11
     INVESTMENT ADVISER ..............................................12
     PORTFOLIO MANAGERS ..............................................12
     TAX INFORMATION .................................................12
STW LONG DURATION INVESTMENT-GRADE BOND FUND .........................13
     FUND INVESTMENT OBJECTIVE .......................................13
     FUND FEES AND EXPENSES ..........................................13
     PRINCIPAL INVESTMENT STRATEGY ...................................14
     PRINCIPAL RISKS .................................................15
     PERFORMANCE INFORMATION .........................................19
     INVESTMENT ADVISER ..............................................19
     PORTFOLIO MANAGERS ..............................................19
     TAX INFORMATION .................................................19

STW BROAD TAX-AWARE VALUE BOND FUND ..................................20
     FUND INVESTMENT OBJECTIVE .......................................20
     FUND FEES AND EXPENSES ..........................................20
     PRINCIPAL INVESTMENT STRATEGY ...................................21
     PRINCIPAL RISKS .................................................22
     PERFORMANCE INFORMATION .........................................25
     INVESTMENT ADVISER ..............................................26
     PORTFOLIO MANAGERS ..............................................26
     TAX INFORMATION .................................................26
SUMMARY INFORMATION ABOUT THE PURCHASE AND SALE OF
     FUND SHARES AND FINANCIAL INTERMEDIARY
     COMPENSATION ....................................................27
MORE INFORMATION ABOUT RISK ..........................................27
MORE INFORMATION ABOUT THE FUNDS' OBJECTIVES
     AND INVESTMENTS .................................................28
INFORMATION ABOUT PORTFOLIO HOLDINGS .................................28
INVESTMENT ADVISER ...................................................28
PORTFOLIO MANAGERS ...................................................29
RELATED PERFORMANCE DATA OF THE ADVISER ..............................30
PURCHASING, SELLING AND EXCHANGING FUND SHARES .......................43
SHAREHOLDER SERVICING ARRANGEMENTS ...................................48
PAYMENTS TO FINANCIAL INTERMEDIARIES .................................48
OTHER POLICIES .......................................................49
DIVIDENDS AND DISTRIBUTIONS ..........................................51
TAXES ................................................................51
FINANCIAL HIGHLIGHTS .................................................53
HOW TO OBTAIN MORE INFORMATION ABOUT THE FUNDS ...............BACK COVER


Shares of the STW Short Duration Investment-Grade Bond Fund and the STW Core Investment-Grade Bond Fund are currently not available for purchase. If you have questions, please call 1-855-STW-FUND (1-855-789-3863).

--------------------------------------------------------------------------------
STW SHORT DURATION INVESTMENT-GRADE BOND FUND
--------------------------------------------------------------------------------

FUND INVESTMENT OBJECTIVE

The STW Short Duration Investment-Grade Bond Fund (the "Fund") seeks to achieve a total return that exceeds that of the Fund's benchmark, the BofA Merrill Lynch 1-3 Year US Treasury Bond Index.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)

---------------------------------------------------------------------------------------
                                                                   INSTITUTIONAL SHARES
---------------------------------------------------------------------------------------
Management Fees                                                          0.33%
---------------------------------------------------------------------------------------
Other Expenses(1)                                                        0.59%
---------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                     0.92%
---------------------------------------------------------------------------------------
Less Fee Reductions and/or Expense Reimbursements                       (0.46)%
---------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses After Fee Reductions                0.46%
  and/or Expense Reimbursements(2)
---------------------------------------------------------------------------------------

(1)  Other Expenses are based on estimated amounts for the current fiscal year.


(2) STW Fixed Income Management LLC (the "Adviser") has contractually agreed to reduce fees and reimburse expenses to the extent necessary to keep Total Annual Fund Operating Expenses After Fee Reductions and/or Expense Reimbursements for Institutional Shares (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) (collectively "excluded expenses") from exceeding 0.46% of the Fund's Institutional Shares' average daily net assets until November 29, 2014. In addition, if at any point it becomes unnecessary for the Adviser to reduce fees and make expense reimbursements, the Adviser may retain the difference between the Total Annual Fund Operating Expenses (less excluded expenses) and 0.46% to recapture all or a portion of its prior fee reductions and expense reimbursements made during the preceding three-year period during which this agreement was in place. This agreement may be terminated: (i) by the Board, for any reason at any time or (ii) by the Adviser, upon ninety (90) days' prior written notice to the Trust, effective as of the close of business on November 29, 2014.


EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses (including capped expenses for the period described in the fee table) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                    -----------------------------
                    1 YEAR                3 YEARS
                    -----------------------------
                     $47                   $199
                    -----------------------------

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the example, affect the Fund's performance.

PRINCIPAL INVESTMENT STRATEGY


The Fund seeks to achieve its investment objective by investing in a diversified portfolio of fixed income instruments of varying maturities. Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in U.S. dollar-denominated, investment-grade fixed income instruments. This investment policy may be changed by the Fund upon 60 days' prior notice to shareholders. "Fixed income instruments" include bonds, debt securities and other similar instruments issued by various US and non-US public- or private-sector entities. The fixed income instruments in which the Fund may invest include, but are not limited to, securities issued or guaranteed by the US Government and its agencies; government-sponsored enterprise securities; corporate bonds; mortgage-backed securities (including "to be announced" transactions); asset-backed securities; municipal securities; sovereign debt and debt securities issued by supranational organizations. "Investment-grade" securities are securities that are rated by at least one major rating agency in one of its top four rating categories, or, if unrated, that are determined by the Adviser to be of similar quality, at the time of purchase. In the case of a split rated security (that is, two or more rating agencies give a security different ratings), the highest rating shall apply. The Fund may invest without limit in US dollar denominated foreign securities. The Fund may also invest a portion of its assets in cash and cash equivalents.

While the Fund may invest in fixed income securities of any maturity or duration, under normal market conditions, the Adviser seeks to maintain an effective portfolio duration that is within +/- 1 year of the duration of the Fund's benchmark, the BofA Merrill Lynch 1-3 Year US Treasury Bond Index. As of September 30, 2012, the effective duration of the BofA Merrill Lynch 1-3 Year US Treasury Bond Index was 1.8 years. The Fund's effective duration may vary over time depending on market and economic conditions. Duration is a measure of a bond price's sensitivity to a given change in interest rates. Generally, the longer a bond's duration, the greater its price sensitivity to a change in interest rates. In contrast to duration, maturity measures only the time until final payment is due.


The Adviser's decision to purchase or sell a security or make investments in a particular sector is based on relative value considerations. In analyzing the relative attractiveness of a particular security or sector, the Adviser assesses an issue's historical relationships to other bonds, technical factors including supply and demand and fundamental risk and reward relationships. When making decisions to purchase or sell a security, the Adviser also considers a number of factors including sector exposures, interest rate duration, yield and the relationship between yields and maturity dates. The importance of these and other factors the Adviser considers when purchasing and selling securities for the Fund changes with changes in the markets. Sector allocation and individual security decisions are made independent of sector and security weightings in the benchmark. The Fund may have substantially different sector and security weightings than the benchmark and may hold securities not included in the benchmark.

The "total return" sought by the Fund consists of income earned on the Fund's investments, plus capital appreciation, if any.

The Fund may engage in active and frequent trading of portfolio securities in seeking to achieve its investment objective.

PRINCIPAL RISKS

As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. A Fund share is not a bank deposit and it is not insured or guaranteed by the FDIC or any government agency. The principal risk factors affecting shareholders' investments in the Fund are set forth below.

INTEREST RATE RISK. As with most funds that invest in fixed income securities, changes in interest rates are one of the most important factors that could affect the value of your investment. Rising interest rates tend to cause the prices of fixed income securities (especially those with longer maturities) and the Fund's share price to fall.

The concept of duration is useful in assessing the sensitivity of a fixed income fund to interest rate movements, which are usually the main source of risk for most fixed income funds. Duration measures price volatility by estimating the change in price of a debt security for a 1% change in its yield. For example, a duration of five years means the price of a debt security will change about 5% for every 1% change in its yield. Thus, the higher duration, the more volatile the security.

Fixed income securities generally have a stated maturity date when the issuer must repay the principal amount of the bond. Other fixed income securities known as perpetual bonds have no stated maturity date. An issuer of perpetual bonds is responsible for coupon payments in perpetuity but does not have to redeem the securities. Perpetual bonds are often callable after a set period of time, typically between five and ten years. Some fixed income debt securities, known as callable bonds, may repay the principal earlier than the stated maturity date. Fixed income debt securities are most likely to be called when interest rates are falling because the issuer can refinance at a lower rate.

Mutual funds that invest in fixed income debt securities have no real maturity. Instead, they calculate their weighted average maturity. This number is an average of the effective or anticipated maturity of each fixed income debt security held by the mutual fund, with the maturity of each security weighted by the percentage of its assets of the mutual fund it represents.

CREDIT RISK. The credit rating or financial condition of an issuer may affect the value of a fixed income debt security. Generally, the lower the quality rating of a security, the greater the perceived risk that the issuer will fail to pay interest fully and return principal in a timely manner. If an issuer defaults or becomes unable to honor its financial obligations, the security may lose some or all of its value. The issuer of an investment-grade security is considered by the ratings agency to be more likely to pay interest and repay principal than an issuer of a lower-rated bond. Adverse economic conditions or changing circumstances, however, may weaken the capacity of the issuer to pay interest and repay principal.


RATING AGENCIES RISK. Ratings are not an absolute standard of quality, but rather general indicators that reflect only the view of the originating rating agencies from which an explanation of the significance of such ratings may be obtained. There is no assurance that a particular rating will continue for any given period of time or that any such rating will not be revised downward or withdrawn entirely if, in the judgment of the agency establishing the rating, circumstances so warrant. A downward revision or withdrawal of such ratings, or both, may have an effect on the liquidity or market price of the securities in which the Fund invests.


INFLATION/DEFLATION RISK. The value of assets or income from investments may be worth less in the future as inflation decreases the present value of future payments. Conversely, prices throughout the economy may decline over time due to deflation. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund's portfolio.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES RISK. The Fund may invest in both residential and commercial mortgage-backed securities. A mortgage-backed security represents an interest in a pool of assets such as mortgage loans and matures when all the mortgages in the pool mature or are prepaid.

While mortgage-backed securities do have fixed maturities, their expected durations may vary when interest rates rise or fall. Because the timing and speed of principal payments may vary, the cash flow on mortgage-backed securities is irregular. Rising interest rates tend to extend the duration of mortgage-backed securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a fund that holds mortgage-backed securities may exhibit additional volatility. This is known as extension risk. In addition, mortgage-backed securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Fund because the Fund will have to reinvest that money at the lower prevailing interest rates. While residential mortgagors in the United States have the options to pay more principal than required at each payment interval, commercial mortgages are often set for a fixed term and therefore experience a lower degree of prepayment risk.


The Fund may invest in privately issued mortgage-backed securities that are not issued, guaranteed or backed by the US Government or its agencies or instrumentalities and may bear a greater risk of nonpayment than securities that are backed by the US Treasury. There can be no assurance, however, that such credit enhancements will support full payment of the principal and interest on such obligations. In addition, changes in the credit quality of the entity that provides credit enhancement could cause losses to the Fund and affect its share price.


An asset-backed security is a security backed by non-mortgage assets such as company receivables, truck and auto loans, leases and credit card receivables. Asset-backed securities are subject to risks similar to those associated with mortgage-backed securities, as well as additional risks associated with the nature of the assets and the servicing of those assets. Some asset-backed securities present credit risks that are not presented by mortgage-backed securities. This is because some asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable in quality to mortgage assets. Other asset-backed securities do not have the benefit of a security interest in collateral at all. If the issuer of an asset-backed security defaults on its payment obligations, there is the possibility that, in some cases, the Fund will be unable to possess and sell the underlying collateral and that the Fund's recoveries on repossessed collateral may not be available to support payments on the security. In the event of a default, the Fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed. The cost of the collateral may also be insufficient to cover the principal amount.


During periods of declining asset value, difficult or frozen credit markets, interest rate changes or deteriorating economic conditions, mortgage-backed and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. Additionally, the value of these securities may fluctuate in response to market's perception of creditworthiness of the issuers. The risk that an issuer will fail to make timely payments of interest or principal, or will default on payments, is generally higher in the case of mortgage-backed securities that include so-called "sub-prime" mortgages.


"TO BE ANNOUNCED" TRANSACTIONS RISK. The Fund may purchase securities in "to be announced" ("TBA") transactions. TBA transactions are standardized contracts for future delivery in which the exact mortgage pools to be delivered are not specified until a few days prior to settlement. A TBA transaction is a method of trading mortgage-backed securities. In a TBA transaction, the buyer and seller agree upon general trade parameters such as agency, settlement date, par amount and price. Default by or bankruptcy of a counterparty to a TBA transaction would expose the Fund to possible losses because of an adverse market action, expenses or delays in connection with the purchase or sale of the pools of mortgage pass-through securities specified in the TBA transaction.


US GOVERNMENT SECURITIES RISK. Although the Fund's US Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Some obligations issued or guaranteed by US Government agencies and instrumentalities, including, for example, Ginnie Mae pass-through certificates, are supported by the full faith and credit of the US Treasury. Other obligations issued by or guaranteed by federal agencies, such as those securities issued by Fannie Mae, are supported by the discretionary authority of the US Government to purchase certain obligations of the federal agency, while other obligations issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the US Treasury. While the US Government provides financial support to such US Government-sponsored federal agencies, no assurance can be given that the US Government will always do so, since the US Government is not so obligated by law. Other obligations are backed solely by the government sponsored agency's own resources. As a result, investments in securities issued by the government sponsored agencies that are not backed by the US Treasury are subject to higher credit risk than those that are.


LIQUIDITY RISK. Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Fund from selling these illiquid securities at an advantageous price or at the time desired. A lack of liquidity also may cause the value of investments to decline. Illiquid investments also may be difficult to value.

MUNICIPAL SECURITIES RISK. There may be economic, political or regulatory changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Fund's municipal securities. Constitutional or legislative limits on borrowing by municipal issuers may result in reduced supplies of municipal securities. Moreover, certain municipal securities are backed only by a municipal issuer's ability to levy and collect taxes.


Income from municipal obligations could be declared taxable because of unfavorable changes in tax laws, adverse interpretations by the Internal Revenue Service or state tax authorities or noncompliant conduct of bond issuers. A portion of the Fund's income may be taxable to shareholders subject to the federal alternative minimum tax.


FOREIGN SECURITIES RISK. Investing in securities of foreign issuers and governments poses additional risks since political and economic events unique to a country or region will affect foreign securities markets and their issuers. Political events (civil unrest, national elections, changes in political conditions and foreign relations, imposition of exchange controls and repatriation restrictions), social and economic events (labor strikes, rising inflation) and natural disasters occurring in a country where the Fund invests could cause the Fund's investments in that country to experience gains or losses. These risks will not necessarily affect the US economy or similar issuers located in the United States.

Sovereign debt instruments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity's debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies.

PORTFOLIO TURNOVER RISK. The Fund may buy and sell investments frequently. Such a strategy often involves higher expenses, including brokerage commissions, and may increase the amount of capital gains (in particular, short-term gains) realized by the Fund. Shareholders may pay tax on such capital gains.

PERFORMANCE INFORMATION


The Fund has not yet commenced operations and therefore has no performance history. Once the Fund has completed a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the Fund by showing the variability of the Fund's returns based on net assets and comparing the Fund's performance to a broad measure of market performance.


INVESTMENT ADVISER

STW Fixed Income Management LLC

PORTFOLIO MANAGERS


William H. Williams, Principal, Chief Executive Officer and Chief Investment Officer, is expected to manage the Fund upon its inception.

Edward H. Jewett, Principal, is expected to manage the Fund upon its inception.

Richard A. Rezek Jr., CFA, Principal, is expected to manage the Fund upon its inception.

Andrew B.J. Chorlton, CFA, Principal, is expected to manage the Fund upon its inception.

Neil G. Sutherland, CFA, Principal, is expected to manage the Fund upon its inception.

Julio C. Bonilla, CFA, Vice President, is expected to manage the Fund upon its inception.


TAX INFORMATION


The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account, in which case your distribution will be taxed when withdrawn from the tax-deferred account.

FOR IMPORTANT INFORMATION ABOUT PURCHASING AND SELLING FUND SHARES AND FINANCIAL INTERMEDIARY COMPENSATION, PLEASE TURN TO "SUMMARY INFORMATION ABOUT THE PURCHASE AND SALE OF FUND SHARES AND FINANCIAL INTERMEDIARY COMPENSATION" ON PAGE 27 OF THE PROSPECTUS.

--------------------------------------------------------------------------------
STW CORE INVESTMENT-GRADE BOND FUND
--------------------------------------------------------------------------------

FUND INVESTMENT OBJECTIVE

The STW Core Investment-Grade Bond Fund (the "Fund") seeks to achieve a total return that exceeds that of the Fund's benchmark, the Barclays US Aggregate Bond Index.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)

---------------------------------------------------------------------------------------
                                                                   INSTITUTIONAL SHARES
---------------------------------------------------------------------------------------
Management Fees                                                          0.33%
---------------------------------------------------------------------------------------
Other Expenses(1)                                                        0.59%
---------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                     0.92%
---------------------------------------------------------------------------------------
Less Fee Reductions and/or Expense Reimbursements                       (0.46)%
---------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses After Fee Reductions                0.46%
  and/or Expense Reimbursements(2)
---------------------------------------------------------------------------------------

(1)  Other Expenses are based on estimated amounts for the current fiscal year.

(2) STW Fixed Income Management LLC (the "Adviser") has contractually agreed to reduce fees and reimburse expenses to the extent necessary to keep Total Annual Fund Operating Expenses After Fee Reductions and/or Expense Reimbursements for Institutional Shares (excluding interest, taxes, brokerage commissions, Acquired Fund Fees and Expenses, and extraordinary expenses) (collectively "excluded expenses") from exceeding 0.46% of the Fund's Institutional Shares' average daily net assets until November 29, 2014. In addition, if at any point it becomes unnecessary for the Adviser to reduce fees and make expense reimbursements, the Adviser may retain the difference between the Total Annual Fund Operating Expenses (less excluded expenses) and 0.46% to recapture all or a portion of its prior fee reductions and expense reimbursements made during the preceding three-year period during which this agreement was in place. This agreement may be terminated: (i) by the Board, for any reason at any time or (ii) by the Adviser, upon ninety (90) days' prior written notice to the Trust, effective as of the close of business on November 29, 2014.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses (including capped expenses for the period described in the fee table) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                         ------------------------
                         1 YEAR           3 YEARS
                         ------------------------
                          $47              $199
                         ------------------------

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the example, affect the Fund's performance.

PRINCIPAL INVESTMENT STRATEGY


The Fund seeks to achieve its investment objective by investing in a diversified portfolio of fixed income instruments of varying maturities. Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in US dollar-denominated, investment-grade fixed income instruments. This investment policy may be changed by the Fund upon 60 days' prior notice to shareholders. "Fixed income instruments" include bonds, debt securities and other similar instruments issued by various US and non-US public- or private-sector entities. The fixed income instruments in which the Fund may invest include, but are not limited to, securities issued or guaranteed by the US Government and its agencies; government-sponsored enterprise securities; corporate bonds; mortgage-backed securities (including "to be announced" transactions); asset-backed securities; municipal securities; sovereign debt and debt securities issued by supranational organizations. "Investment-grade" securities are securities that are rated by at least one major rating agency in one of its top four rating categories, or, if unrated, that are determined by the Adviser to be of similar quality, at the time of purchase. In the case of a split rated security (that is, two or more rating agencies give a security different ratings), the highest rating shall apply. The Fund may invest without limit in US dollar denominated foreign securities. The Fund may also invest a portion of its assets in cash and cash equivalents.

While the Fund may invest in fixed income securities of any maturity or duration, under normal market conditions, the Adviser seeks to maintain an effective portfolio duration that is within +/- 1 year of the duration of the Fund's benchmark, the Barclays US Aggregate Bond Index. As of September 30, 2012, the effective duration of the Barclays US Aggregate Bond Index was 4.6 years. The Fund's effective duration may vary over time depending on market and economic conditions. Duration is a measure of a bond price's sensitivity to a given change in interest rates. Generally, the longer a bond's duration, the greater its price sensitivity to a change in interest rates. In contrast to duration, maturity measures only the time until final payment is due.



The Adviser's decision to purchase or sell a security or make investments in a particular sector is based on relative value considerations. In analyzing the relative attractiveness of a particular security or sector, the Adviser assesses an issue's historical relationships to other bonds, technical factors including supply and demand and fundamental risk and reward relationships. When making decisions to purchase or sell a security, the Adviser also considers a number of factors including sector exposures, interest rate duration, yield and the relationship between yields and maturity dates. The importance of these and other factors the Adviser considers when purchasing and selling securities for the Fund changes with changes in the markets. Sector allocation and individual security decisions are made independent of sector and security weightings in the benchmark. The Fund may have substantially different sector and security weightings than the benchmark and may hold securities not included in the benchmark.


The "total return" sought by the Fund consists of income earned on the Fund's investments, plus capital appreciation, if any.

The Fund may engage in active and frequent trading of portfolio securities in seeking to achieve its investment objective.

PRINCIPAL RISKS

As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. A Fund share is not a bank deposit and it is not insured or guaranteed by the FDIC or any government agency. The principal risk factors affecting shareholders' investments in the Fund are set forth below.

INTEREST RATE RISK. As with most funds that invest in fixed income securities, changes in interest rates are one of the most important factors that could affect the value of your investment. Rising interest rates tend to cause the prices of fixed income securities (especially those with longer maturities) and the Fund's share price to fall.

The concept of duration is useful in assessing the sensitivity of a fixed income fund to interest rate movements, which are usually the main source of risk for most fixed income funds. Duration measures price volatility by estimating the change in price of a debt security for a 1% change in its yield. For example, a duration of five years means the price of a debt security will change about 5% for every 1% change in its yield. Thus, the higher duration, the more volatile the security.


Fixed income securities generally have a stated maturity date when the issuer must repay the principal amount of the bond. Other fixed income securities known as perpetual bonds have no stated maturity date. An issuer of perpetual bonds is responsible for coupon payments in perpetuity but does not have to redeem the securities. Perpetual bonds are often callable after a set period of time, typically between five and ten years. Some fixed income debt securities, known as callable bonds, may repay the principal earlier than the stated maturity date. Fixed income debt securities are most likely to be called when interest rates are falling because the issuer can refinance at a lower rate.


Mutual funds that invest in fixed income debt securities have no real maturity. Instead, they calculate their weighted average maturity. This number is an average of the effective or anticipated maturity of each fixed income debt security held by the mutual fund, with the maturity of each security weighted by the percentage of its assets of the mutual fund it represents.

CREDIT RISK. The credit rating or financial condition of an issuer may affect the value of a fixed income debt security. Generally, the lower the quality rating of a security, the greater the perceived risk that the issuer will fail to pay interest fully and return principal in a timely manner. If an issuer defaults or becomes unable to honor its financial obligations, the security may lose some or all of its value. The issuer of an investment-grade security is considered by the ratings agency to be more likely to pay interest and repay principal than an issuer of a lower-rated bond. Adverse economic conditions or changing circumstances, however, may weaken the capacity of the issuer to pay interest and repay principal.


RATING AGENCIES RISK. Ratings are not an absolute standard of quality, but rather general indicators that reflect only the view of the originating rating agencies from which an explanation of the significance of such ratings may be obtained. There is no assurance that a particular rating will continue for any given period of time or that any such rating will not be revised downward or withdrawn entirely if, in the judgment of the agency establishing the rating, circumstances so warrant. A downward revision or withdrawal of such ratings, or both, may have an effect on the liquidity or market price of the securities in which the Fund invests.


INFLATION/DEFLATION RISK. The value of assets or income from investments may be worth less in the future as inflation decreases the present value of future payments. Conversely, prices throughout the economy may decline over time due to deflation. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund's portfolio.


MORTGAGE-BACKED AND ASSET-BACKED SECURITIES RISK. The Fund may invest in both residential and commercial mortgage-backed securities. A mortgage-backed security represents an interest in a pool of assets such as mortgage loans and matures when all the mortgages in the pool mature or are prepaid.

While mortgage-backed securities do have fixed maturities, their expected durations may vary when interest rates rise or fall. Because the timing and speed of principal payments may vary, the cash flow on mortgage-backed securities is irregular. Rising interest rates tend to extend the duration of mortgage-backed securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a fund that holds mortgage-backed securities may exhibit additional volatility. This is known as extension risk. In addition, mortgage-backed securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Fund because the Fund will have to reinvest that money at the lower prevailing interest rates. While residential mortgagors in the United States have the option to pay more principal than required at each payment interval, commercial mortgages are often set for a fixed term and therefore experience a lower degree of prepayment risk.

The Fund may invest in privately issued mortgage-backed securities that are not issued, guaranteed, or backed by the US Government or its agencies or instrumentalities and may bear a greater risk of nonpayment than securities that are backed by the US Treasury. There can be no assurance, however, that such credit enhancements will support full payment of the principal and interest on such obligations. In addition, changes in the credit quality of the entity that provides credit enhancement could cause losses to the Fund and affect its share price.


An asset-backed security is a security backed by non-mortgage assets such as company receivables, truck and auto loans, leases and credit card receivables. Asset-backed securities are subject to risks similar to those associated with mortgage-backed securities, as well as additional risks associated with the nature of the assets and the servicing of those assets. Some asset-backed securities present credit risks that are not presented by mortgage-backed securities. This is because some asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable in quality to mortgage assets. Other asset-backed securities do not have the benefit of a security interest in collateral at all. If the issuer of an asset-backed security defaults on its payment obligations, there is the possibility that, in some cases, the Fund will be unable to possess and sell the underlying collateral and that the Fund's recoveries on repossessed collateral may not be available to support payments on the security. In the event of a default, the Fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed. The cost of the collateral may also be insufficient to cover the principal amount.


During periods of declining asset value, difficult or frozen credit markets, interest rate changes, or deteriorating economic conditions, mortgage-backed and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. Additionally, the value of these securities may fluctuate in response to market's perception of creditworthiness of the issuers. The risk that an issuer will fail to make timely payments of interest or principal, or will default on payments, is generally higher in the case of mortgage-backed securities that include so-called "sub-prime" mortgages.


"TO BE ANNOUNCED" TRANSACTIONS RISK. The Fund may purchase securities in "to be announced" ("TBA") transactions. TBA transactions are standardized contracts for future delivery in which the exact mortgage pools to be delivered are not specified until a few days prior to settlement. A TBA transaction is a method of trading mortgage-backed securities. In a TBA transaction, the buyer and seller agree upon general trade parameters such as agency, settlement date, par amount and price. Default by or bankruptcy of a counterparty to a TBA transaction would expose the Fund to possible losses because of an adverse market action, expenses or delays in connection with the purchase or sale of the pools of mortgage pass-through securities specified in the TBA transaction.


US GOVERNMENT SECURITIES RISK. Although the Fund's US Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Some obligations issued or guaranteed by US Government agencies and instrumentalities, including, for example, Ginnie Mae pass-through certificates, are supported by the full faith and credit of the US Treasury. Other obligations issued by or guaranteed by federal agencies, such as those securities issued by Fannie Mae, are supported by the discretionary authority of the US Government to purchase certain obligations of the federal agency, while other obligations issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the US Treasury. While the US Government provides financial support to such US Government-sponsored federal agencies, no assurance can be given that the US Government will always do so, since the US Government is not so obligated by law. Other obligations are backed solely by the government sponsored agency's own resources. As a result, investments in securities issued by the government sponsored agencies that are not backed by the US Treasury are subject to higher credit risk than those that are.


LIQUIDITY RISK. Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Fund from selling these illiquid securities at an advantageous price or at the time desired. A lack of liquidity also may cause the value of investments to decline. Illiquid investments also may be difficult to value.

MUNICIPAL SECURITIES RISK. There may be economic, political or regulatory changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Fund's municipal securities. Constitutional or legislative limits on borrowing by municipal issuers may result in reduced supplies of municipal securities. Moreover, certain municipal securities are backed only by a municipal issuer's ability to levy and collect taxes.


Income from municipal obligations could be declared taxable because of unfavorable changes in tax laws, adverse interpretations by the Internal Revenue Service or state tax authorities or noncompliant conduct of bond issuers. A portion of the Fund's income may be taxable to shareholders subject to the federal alternative minimum tax.

FOREIGN SECURITIES RISK. Investing in securities of foreign issuers and governments poses additional risks since political and economic events unique to a country or region will affect foreign securities markets and their issuers. Political events (civil unrest, national elections, changes in political conditions and foreign relations, imposition of exchange controls and repatriation restrictions), social and economic events (labor strikes, rising inflation) and natural disasters occurring in a country where the Fund invests could cause the Fund's investments in that country to experience gains or losses. These risks will not necessarily affect the US economy or similar issuers located in the United States.

Sovereign debt instruments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity's debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies.


PORTFOLIO TURNOVER RISK. The Fund may buy and sell investments frequently. Such a strategy often involves higher expenses, including brokerage commissions, and may increase the amount of capital gains (in particular, short-term gains) realized by the Fund. Shareholders may pay tax on such capital gains.

PERFORMANCE INFORMATION


The Fund has not yet commenced operations and therefore has no performance history. Once the Fund has completed a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the Fund by showing the variability of the Fund's returns based on net assets and comparing the Fund's performance to a broad measure of market performance.

INVESTMENT ADVISER

STW Fixed Income Management LLC

PORTFOLIO MANAGERS


William H. Williams, Principal, Chief Executive Officer and Chief Investment Officer, is expected to manage the Fund upon its inception.

Edward H. Jewett, Principal, is expected to manage the Fund upon its inception.

Richard A. Rezek Jr., CFA, Principal, is expected to manage the Fund upon its inception.

Andrew B.J. Chorlton, CFA, Principal, is expected to manage the Fund upon its inception.

Neil G. Sutherland, CFA, Principal, is expected to manage the Fund upon its inception.

Julio C. Bonilla, CFA, Vice President, is expected to manage the Fund upon its inception.


TAX INFORMATION


The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account, in which case your distribution will be taxed when withdrawn from the tax-deferred account.

FOR IMPORTANT INFORMATION ABOUT PURCHASING AND SELLING FUND SHARES AND FINANCIAL INTERMEDIARY COMPENSATION, PLEASE TURN TO "SUMMARY INFORMATION ABOUT THE PURCHASE AND SALE OF FUND SHARES AND FINANCIAL INTERMEDIARY COMPENSATION" ON PAGE 27 OF THE PROSPECTUS.

--------------------------------------------------------------------------------
STW LONG DURATION INVESTMENT-GRADE BOND FUND
--------------------------------------------------------------------------------

FUND INVESTMENT OBJECTIVE

The STW Long Duration Investment-Grade Bond Fund (the "Fund") seeks to achieve a total return that exceeds that of the Fund's benchmark, the Barclays US Long Government/Credit Bond Index.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)


------------------------------------------------------------------------------------------
                                                                    INSTITUTIONAL SHARES
------------------------------------------------------------------------------------------
Management Fees                                                          0.33%
------------------------------------------------------------------------------------------
Other Expenses                                                           0.64%
------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                     0.97%
------------------------------------------------------------------------------------------
Less Fee Reductions and/or Expense Reimbursements                       (0.51)%
------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses After Fee Reductions                0.46%
  and/or Expense Reimbursements(1)
------------------------------------------------------------------------------------------


(1) STW Fixed Income Management LLC (the "Adviser") has contractually agreed to reduce fees and reimburse expenses to the extent necessary to keep Total Annual Fund Operating Expenses After Fee Reductions and/or Expense Reimbursements for Institutional Shares (excluding interest, taxes, brokerage commissions, Acquired Fund Fees and Expenses, and extraordinary expenses) (collectively "excluded expenses") from exceeding 0.46% of the Fund's Institutional Shares' average daily net assets until November 29, 2014. In addition, if at any point it becomes unnecessary for the Adviser to reduce fees and make expense reimbursements, the Adviser may retain the difference between the Total Annual Fund Operating Expenses (less excluded expenses) and 0.46% to recapture all or a portion of its prior fee reductions and expense reimbursements made during the preceding three-year period during which this agreement was in place. This agreement may be terminated: (i) by the Board, for any reason at any time or (ii) by the Adviser, upon ninety (90) days' prior written notice to the Trust, effective as of the close of business on November 29, 2014.


EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses (including capped expenses for the period described in the fee table) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


--------------------------------------------------------------------------------
               1 YEAR      3 YEARS      5 YEARS      10 YEARS
--------------------------------------------------------------------------------
                 $47         $204         $434        $1,094
--------------------------------------------------------------------------------

PORTFOLIO TURNOVER


The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the example, affect the Fund's performance. For the period from October 3, 2011 (the date that the Fund commenced operations) to July 31, 2012, the Fund's portfolio turnover rate was 66% of the average value of its portfolio.


PRINCIPAL INVESTMENT STRATEGY


The Fund seeks to achieve its investment objective by investing in a diversified portfolio of fixed income instruments of varying maturities. Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in US dollar-denominated, investment-grade fixed income instruments. This investment policy may be changed by the Fund upon 60 days' prior notice to shareholders. "Fixed income instruments" include bonds, debt securities and other similar instruments issued by various US and non-US public- or private-sector entities. The fixed income instruments in which the Fund may invest include, but are not limited to, securities issued or guaranteed by the US Government and its agencies; government-sponsored enterprise securities; corporate bonds; mortgage-backed securities (including "to be announced" transactions); asset-backed securities; municipal securities; sovereign debt and debt securities issued by supranational organizations. "Investment-grade" securities are securities that are rated by at least one major rating agency in one of its top four rating categories, or, if unrated, that are determined by the Adviser to be of similar quality, at the time of purchase. In the case of a split rated security (that is, two or more rating agencies give a security different ratings), the highest rating shall apply. The Fund may invest without limit in US dollar denominated foreign securities. The Fund may also invest a portion of its assets in cash and cash equivalents.

While the Fund may invest in fixed income securities of any maturity or duration, under normal market conditions, the Adviser seeks to maintain an effective portfolio duration that is within +/- 1 year of the duration of the Fund's benchmark, the Barclays US Long Government/Credit Bond Index. As of September 30, 2012, the effective duration of the Barclays US Long Government/Credit Bond Index was 14.8 years. The Fund's effective duration may vary over time depending on market and economic conditions. Duration is a measure of a bond price's sensitivity to a given change in interest rates. Generally, the longer a bond's duration, the greater its price sensitivity to a change in interest rates. In contrast to duration, maturity measures only the time until final payment is due.

The Adviser's decision to purchase or sell a security or make investments in a particular sector is based on relative value considerations. In analyzing the relative attractiveness of a particular security or sector, the Adviser assesses an issue's historical relationships to other bonds, technical factors including supply and demand and fundamental risk and reward relationships. When making decisions to purchase or sell a security, the Adviser also considers a number of factors including sector exposures, interest rate duration, yield and the relationship between yields and maturity dates. The importance of these and other factors the Adviser considers when purchasing and selling securities for the Fund changes with changes in the markets. Sector allocation and individual security decisions are made independent of sector and security weightings in the benchmark. The Fund may have substantially different sector and security weightings than the benchmark and may hold securities not included in the benchmark.

The "total return" sought by the Fund consists of income earned on the Fund's investments, plus capital appreciation, if any.

The Fund may engage in active and frequent trading of portfolio securities in seeking to achieve its investment objective.

PRINCIPAL RISKS

As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. A Fund share is not a bank deposit and it is not insured or guaranteed by the FDIC or any government agency. The principal risk factors affecting shareholders' investments in the Fund are set forth below.

INTEREST RATE RISK. As with most funds that invest in fixed income securities, changes in interest rates are one of the most important factors that could affect the value of your investment. Rising interest rates tend to cause the prices of fixed income securities (especially those with longer maturities) and the Fund's share price to fall.

The concept of duration is useful in assessing the sensitivity of a fixed income fund to interest rate movements, which are usually the main source of risk for most fixed income funds. Duration measures price volatility by estimating the change in price of a debt security for a 1% change in its yield. For example, a duration of five years means the price of a debt security will change about 5% for every 1% change in its yield. Thus, the higher duration, the more volatile the security.

Fixed income securities generally have a stated maturity date when the issuer must repay the principal amount of the bond. Other fixed income securities known as perpetual bonds have no stated maturity date. An issuer of perpetual bonds is responsible for coupon payments in perpetuity but does not have to redeem the securities. Perpetual bonds are often callable after a set period of time, typically between five and ten years. Some fixed income debt securities, known as callable bonds, may repay the principal earlier than the stated maturity date. Fixed income debt securities are most likely to be called when interest rates are falling because the issuer can refinance at a lower rate.

Mutual funds that invest in fixed income debt securities have no real maturity. Instead, they calculate their weighted average maturity. This number is an average of the effective or anticipated maturity of each fixed income debt security held by the mutual fund, with the maturity of each security weighted by the percentage of its assets of the mutual fund it represents.

CREDIT RISK. The credit rating or financial condition of an issuer may affect the value of a fixed income debt security. Generally, the lower the quality rating of a security, the greater the perceived risk that the issuer will fail to pay interest fully and return principal in a timely manner. If an issuer defaults or becomes unable to honor its financial obligations, the security may lose some or all of its value. The issuer of an investment-grade security is considered by the ratings agency to be more likely to pay interest and repay principal than an issuer of a lower-rated bond. Adverse economic conditions or changing circumstances, however, may weaken the capacity of the issuer to pay interest and repay principal.


RATING AGENCIES RISK. Ratings are not an absolute standard of quality, but rather general indicators that reflect only the view of the originating rating agencies from which an explanation of the significance of such ratings may be obtained. There is no assurance that a particular rating will continue for any given period of time or that any such rating will not be revised downward or withdrawn entirely if, in the judgment of the agency establishing the rating, circumstances so warrant. A downward revision or withdrawal of such ratings, or both, may have an effect on the liquidity or market price of the securities in which the Fund invests.


INFLATION/DEFLATION RISK. The value of assets or income from investments may be worth less in the future as inflation decreases the present value of future payments. Conversely, prices throughout the economy may decline over time due to deflation. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund's portfolio.


MORTGAGE-BACKED AND ASSET-BACKED SECURITIES RISK. The Fund may invest in both residential and commercial mortgage-backed securities. A mortgage-backed security represents an interest in a pool of assets such as mortgage loans and matures when all the mortgages in the pool mature or are prepaid. While mortgage-backed securities do have fixed maturities, their expected durations may vary when interest rates rise or fall. Because the timing and speed of principal payments may vary, the cash flow on mortgage-backed securities is irregular. Rising interest rates tend to extend the duration of mortgage-backed securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a fund that holds mortgage-backed securities may exhibit additional volatility. This is known as extension risk. In addition, mortgage-backed securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Fund because the Fund will have to reinvest that money at the lower prevailing interest rates. While residential mortgagors in the United States have the option to pay more principal than required at each payment interval, commercial mortgages are often set for a fixed term and therefore experience a lower degree of prepayment risk.

The Fund may invest in privately issued mortgage-backed securities that are not issued, guaranteed, or backed by the US Government or its agencies or instrumentalities and may bear a greater risk of nonpayment than securities that are backed by the US Treasury. There can be no assurance, however, that such credit enhancements will support full payment of the principal and interest on such obligations. In addition, changes in the credit quality of the entity that provides credit enhancement could cause losses to the Fund and affect its share price.


An asset-backed security is a security backed by non-mortgage assets such as company receivables, truck and auto loans, leases and credit card receivables. Asset-backed securities are subject to risks similar to those associated with mortgage-backed securities, as well as additional risks associated with the nature of the assets and the servicing of those assets. Some asset-backed securities present credit risks that are not presented by mortgage-backed securities. This is because some asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable in quality to mortgage assets. Other asset-backed securities do not have the benefit of a security interest in collateral at all. If the issuer of an asset-backed security defaults on its payment obligations, there is the possibility that, in some cases, the Fund will be unable to possess and sell the underlying collateral and that the Fund's recoveries on repossessed collateral may not be available to support payments on the security. In the event of a default, the Fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed. The cost of the collateral may also be insufficient to cover the principal amount.


During periods of declining asset value, difficult or frozen credit markets, interest rate changes, or deteriorating economic conditions, mortgage-backed and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. Additionally, the value of these securities may fluctuate in response to market's perception of creditworthiness of the issuers. The risk that an issuer will fail to make timely payments of interest or principal, or will default on payments, is generally higher in the case of mortgage-backed securities that include so-called "sub-prime" mortgages.

"TO BE ANNOUNCED" TRANSACTIONS RISK. The Fund may purchase securities in "to be announced" ("TBA") transactions. TBA transactions are standardized contracts for future delivery in which the exact mortgage pools to be delivered are not specified until a few days prior to settlement. A TBA transaction is a method of trading mortgage-backed securities. In a TBA transaction, the buyer and seller agree upon general trade parameters such as agency, settlement date, par amount and price. Default by or bankruptcy of a counterparty to a TBA transaction would expose the Fund to possible losses because of an adverse market action, expenses or delays in connection with the purchase or sale of the pools of mortgage pass-through securities specified in the TBA transaction.


US GOVERNMENT SECURITIES RISK. Although the Fund's US Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Some obligations issued or guaranteed by US Government agencies and instrumentalities, including, for example, Ginnie Mae pass-through certificates, are supported by the full faith and credit of the US Treasury. Other obligations issued by or guaranteed by federal agencies, such as those securities issued by Fannie Mae, are supported by the discretionary authority of the US Government to purchase certain obligations of the federal agency, while other obligations issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the US Treasury. While the US Government provides financial support to such US Government-sponsored federal agencies, no assurance can be given that the US Government will always do so, since the US Government is not so obligated by law. Other obligations are backed solely by the government sponsored agency's own resources. As a result, investments in securities issued by the government sponsored agencies that are not backed by the US Treasury are subject to higher credit risk than those that are.


LIQUIDITY RISK. Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Fund from selling these illiquid securities at an advantageous price or at the time desired. A lack of liquidity also may cause the value of investments to decline. Illiquid investments also may be difficult to value.

MUNICIPAL SECURITIES RISK. There may be economic, political or regulatory changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Fund's municipal securities. Constitutional or legislative limits on borrowing by municipal issuers may result in reduced supplies of municipal securities. Moreover, certain municipal securities are backed only by a municipal issuer's ability to levy and collect taxes.


Income from municipal obligations could be declared taxable because of unfavorable changes in tax laws, adverse interpretations by the Internal Revenue Service or state tax authorities or noncompliant conduct of bond issuers. A portion of the Fund's income may be taxable to shareholders subject to the federal alternative minimum tax.

FOREIGN SECURITIES RISK. Investing in securities of foreign issuers and governments poses additional risks since political and economic events unique to a country or region will affect foreign securities markets and their issuers. Political events (civil unrest, national elections, changes in political conditions and foreign relations, imposition of exchange controls and repatriation restrictions), social and economic events (labor strikes, rising inflation) and natural disasters occurring in a country where the Fund invests could cause the Fund's investments in that country to experience gains or losses. These risks will not necessarily affect the US economy or similar issuers located in the United States.


Sovereign debt instruments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity's debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies.

PORTFOLIO TURNOVER RISK. The Fund may buy and sell investments frequently. Such a strategy often involves higher expenses, including brokerage commissions, and may increase the amount of capital gains (in particular, short-term gains) realized by the Fund. Shareholders may pay tax on such capital gains.

PERFORMANCE INFORMATION


The Fund commenced operations on October 3, 2011. Because the Fund does not have a full calendar year of performance, performance results have not been provided. Once the Fund has completed a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the Fund by showing the variability of the Fund's returns based on net assets and comparing the Fund's performance to a broad measure of market performance.


INVESTMENT ADVISER

STW Fixed Income Management LLC

PORTFOLIO MANAGERS

William H. Williams, Principal, Chief Executive Officer and Chief Investment Officer, has managed the Fund since its inception.

Edward H. Jewett, Principal, has managed the Fund since its inception.

Richard A. Rezek Jr., CFA, Principal, has managed the Fund since its inception.

Andrew B.J. Chorlton, CFA, Principal, has managed the Fund since its inception.

Neil G. Sutherland, CFA, Principal, has managed the Fund since its inception.

Julio C. Bonilla, CFA, Vice President, has managed the Fund since its inception.

TAX INFORMATION


The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account, in which case your distribution will be taxed when withdrawn from the tax-deferred account.

FOR IMPORTANT INFORMATION ABOUT PURCHASING AND SELLING FUND SHARES AND FINANCIAL INTERMEDIARY COMPENSATION, PLEASE TURN TO "SUMMARY INFORMATION ABOUT THE PURCHASE AND SALE OF FUND SHARES AND FINANCIAL INTERMEDIARY COMPENSATION" ON PAGE 27 OF THE PROSPECTUS.

--------------------------------------------------------------------------------
STW BROAD TAX-AWARE VALUE BOND FUND
--------------------------------------------------------------------------------

FUND INVESTMENT OBJECTIVE


The STW Broad Tax-Aware Value Bond Fund (the "Fund") seeks to achieve a total return that exceeds that of the Fund's benchmark, a composite index composed of the BofA Merrill Lynch US Municipal Large Cap Index (75%) and the Barclays US Long Government Bond Index (25%), on an after-tax basis.


FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)


-------------------------------------------------------------------------------------------
                                                                    INSTITUTIONAL SHARES
-------------------------------------------------------------------------------------------
Management Fees                                                          0.33%
-------------------------------------------------------------------------------------------
Other Expenses                                                           0.45%
-------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                     0.78%
-------------------------------------------------------------------------------------------
Less Fee Reductions and/or Expense Reimbursements                       (0.32)%
-------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses After Fee Reductions                0.46%
  and/or Expense Reimbursements(1)
-------------------------------------------------------------------------------------------

(1) STW Fixed Income Management LLC (the "Adviser") has contractually agreed to reduce fees and reimburse expenses to the extent necessary to keep Total Annual Fund Operating Expenses After Fee Reductions and/or Expense Reimbursements for Institutional Shares (excluding interest, taxes, brokerage commissions, Acquired Fund Fees and Expenses, and extraordinary expenses) (collectively "excluded expenses") from exceeding 0.46% of the Fund's Institutional Shares' average daily net assets until November 29, 2014. In addition, if at any point it becomes unnecessary for the Adviser to reduce fees and make expense reimbursements, the Adviser may retain the difference between the Total Annual Fund Operating Expenses (less excluded expenses) and 0.46% to recapture all or a portion of its prior fee reductions and expense reimbursements made during the preceding three-year period during which this agreement was in place. This agreement may be terminated: (i) by the Board, for any reason at any time or (ii) by the Adviser, upon ninety (90) days' prior written notice to the Trust, effective as of the close of business on November 29, 2014.


EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses (including capped expenses for the period described in the fee table) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


--------------------------------------------------------------------------------
               1 YEAR      3 YEARS      5 YEARS      10 YEARS
--------------------------------------------------------------------------------
                $47         $183          $369         $905
--------------------------------------------------------------------------------

PORTFOLIO TURNOVER


The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the example, affect the Fund's performance. For the period from October 3, 2011 (the date that the Fund commenced operations) to July 31, 2012, the Fund's portfolio turnover rate was 43% of the average value of its portfolio.


PRINCIPAL INVESTMENT STRATEGY


The Fund seeks to achieve its investment objective by investing in a diversified portfolio of fixed income instruments of varying maturities. Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in US dollar-denominated, investment-grade fixed income instruments. This investment policy may be changed by the Fund upon 60 days' prior notice to shareholders. "Fixed income instruments" include bonds, debt securities and other similar instruments issued by various US and non-US public- or private-sector entities. The fixed income instruments in which the Fund may invest include, but are not limited to, securities issued or guaranteed by the US Government and its agencies; government-sponsored enterprise securities; corporate bonds; mortgage-backed securities (including "to be announced" transactions); asset-backed securities; municipal securities; sovereign debt and debt securities issued by supranational organizations. "Investment-grade" securities are securities that are rated by at least one major rating agency in one of its top four rating categories, or, if unrated, that are determined by the Adviser to be of similar quality, at the time of purchase. In the case of a split rated security (that is, two or more rating agencies give a security different ratings), the highest rating shall apply. The Fund may invest without limit in US dollar denominated foreign securities. The Fund may also invest a portion of its assets in cash and cash equivalents.

While the Fund may invest in fixed income securities of any maturity or duration, under normal market conditions, the Adviser seeks to maintain an effective portfolio duration that is within +/- 1 year of the duration of the Fund's benchmark, a composite index composed of the BofA Merrill Lynch US Municipal Large Cap Index (75%) and the Barclays US Long Government Bond Index (25%). The Adviser calculates the duration for the benchmark by applying an adjustment to the municipal portion of the composite index. Since the Adviser believes tax-exempt municipal bond prices are less sensitive to changes in the general level of interest rates than taxable securities, the Adviser adjusts the duration of the BofA Merrill Lynch US Municipal Large Cap Index by multiplying by a factor of 0.7. As of September 30, 2012, the effective duration of the composite index after the Adviser's adjustment was 8.8 years. The Fund's effective duration may vary over time depending on market and economic conditions. Duration is a measure of a bond price's sensitivity to a given change in interest rates. Generally, the longer a bond's duration, the greater its price sensitivity to a change in interest rates. In contrast to duration, maturity measures only the time until final payment is due.


The "total return" sought by the Fund consists of income earned on the Fund's investments, plus capital appreciation, if any. In seeking to achieve the Fund's investment objective, the Adviser employs a tax-aware investing strategy that attempts to realize a total return that exceeds that of the Fund's benchmark for shareholders, primarily in the form of current income and price appreciation, by balancing investment considerations and tax considerations. The Adviser allocates the Fund's assets among taxable and tax-exempt investments with no limitation on the amount of assets that may be invested in either category. At times, the Fund's investments in municipal securities may be substantial depending on the Adviser's outlook on the market. The Fund may invest more than 25% of its total assets in municipal securities of issuers in California, New York and Texas.

It is important to understand that the Fund is not a tax-exempt fund and may make both taxable and tax-exempt distributions to shareholders. Among the techniques and strategies used by the Adviser in seeking the tax-efficient management of the Fund are the following: investing in municipal securities, the interest from which is exempt from federal income tax (but not necessarily the federal alternative minimum tax ("AMT") or state income tax); investing in taxable securities where after-tax valuation is favorable; attempting to minimize net realized short-term capital gain; and employing a long-term approach to investing. When making investment decisions for the Fund, the Adviser takes into consideration the maximum federal tax rates.


The Adviser's decision to purchase or sell a security or make investments in a particular sector is based on relative value considerations. In analyzing the relative attractiveness of a particular security or sector, the Adviser assesses an issue's historical relationships to other bonds, technical factors including supply and demand and fundamental risk and reward relationships. When making decisions to purchase or sell a security, the Adviser also considers a number of factors including sector exposures, interest rate duration, yield and the relationship between yields and maturity dates. The importance of these and other factors the Adviser considers when purchasing and selling securities for the Fund changes with changes in the markets. Sector allocation and individual security decisions are made independent of sector and security weightings in the benchmark. The Fund may have substantially different sector and security weightings than the benchmark and may hold securities not included in the benchmark.


In addition to the foregoing, as part of its tax-aware strategy, the Fund typically sells securities when the anticipated performance benefit justifies the resulting gain. This strategy often includes minimizing the sale of securities with large unrealized gains, holding securities long enough to avoid short-term capital gains taxes, selling securities with a higher cost basis first and offsetting capital gains realized in one security by selling another security at a capital loss.

The Fund may engage in active and frequent trading of portfolio securities in seeking to achieve its investment objective.

PRINCIPAL RISKS

As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. A Fund share is not a bank deposit and it is not insured or guaranteed by the FDIC or any government agency. The principal risk factors affecting shareholders' investments in the Fund are set forth below.

INTEREST RATE RISK. As with most funds that invest in fixed income securities, changes in interest rates are one of the most important factors that could affect the value of your investment. Rising interest rates tend to cause the prices of fixed income securities (especially those with longer maturities) and the Fund's share price to fall.

The concept of duration is useful in assessing the sensitivity of a fixed income fund to interest rate movements, which are usually the main source of risk for most fixed income funds. Duration measures price volatility by estimating the change in price of a debt security for a 1% change in its yield. For example, a duration of five years means the price of a debt security will change about 5% for every 1% change in its yield. Thus, the higher duration, the more volatile the security.

Fixed income securities generally have a stated maturity date when the issuer must repay the principal amount of the bond. Other fixed income securities known as perpetual bonds have no stated maturity date. An issuer of perpetual bonds is responsible for coupon payments in perpetuity but does not have to redeem the securities. Perpetual bonds are often callable after a set period of time, typically between five and ten years. Some fixed income debt securities, known as callable bonds, may repay the principal earlier than the stated maturity date. Fixed income debt securities are most likely to be called when interest rates are falling because the issuer can refinance at a lower rate.

Mutual funds that invest in fixed income debt securities have no real maturity. Instead, they calculate their weighted average maturity. This number is an average of the effective or anticipated maturity of each fixed income debt security held by the mutual fund, with the maturity of each security weighted by the percentage of its assets of the mutual fund it represents.

CREDIT RISK. The credit rating or financial condition of an issuer may affect the value of a fixed income debt security. Generally, the lower the quality rating of a security, the greater the perceived risk that the issuer will fail to pay interest fully and return principal in a timely manner. If an issuer defaults or becomes unable to honor its financial obligations, the security may lose some or all of its value. The issuer of an investment-grade security is considered by the ratings agency to be more likely to pay interest and repay principal than an issuer of a lower-rated bond. Adverse economic conditions or changing circumstances, however, may weaken the capacity of the issuer to pay interest and repay principal.


RATING AGENCIES RISK. Ratings are not an absolute standard of quality, but rather general indicators that reflect only the view of the originating rating agencies from which an explanation of the significance of such ratings may be obtained. There is no assurance that a particular rating will continue for any given period of time or that any such rating will not be revised downward or withdrawn entirely if, in the judgment of the agency establishing the rating, circumstances so warrant. A downward revision or withdrawal of such ratings, or both, may have an effect on the liquidity or market price of the securities in which the Fund invests.


INFLATION/DEFLATION RISK. The value of assets or income from investments may be worth less in the future as inflation decreases the present value of future payments. Conversely, prices throughout the economy may decline over time due to deflation. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund's portfolio.


MORTGAGE-BACKED AND ASSET-BACKED SECURITIES RISK. The Fund may invest in both residential and commercial mortgage-backed securities. A mortgage-backed security represents an interest in a pool of assets such as mortgage loans and matures when all the mortgages in the pool mature or are prepaid. While mortgage-backed securities do have fixed maturities, their expected durations may vary when interest rates rise or fall. Because the timing and speed of principal payments may vary, the cash flow on mortgage-backed securities is irregular. Rising interest rates tend to extend the duration of mortgage-backed securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a fund that holds mortgage-backed securities may exhibit additional volatility. This is known as extension risk. In addition, mortgage-backed securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Fund because the Fund will have to reinvest that money at the lower prevailing interest rates. While residential mortgagors in the United States have the option to pay more principal than required at each payment interval, commercial mortgages are often set for a fixed term and therefore experience a lower degree of prepayment risk.

The Fund may invest in privately issued mortgage-backed securities that are not issued, guaranteed, or backed by the US Government or its agencies or instrumentalities and may bear a greater risk of nonpayment than securities that are backed by the US Treasury. There can be no assurance, however, that such credit enhancements will support full payment of the principal and interest on such obligations. In addition, changes in the credit quality of the entity that provides credit enhancement could cause losses to the Fund and affect its share price.


An asset-backed security is a security backed by non-mortgage assets such as company receivables, truck and auto loans, leases and credit card receivables. Asset-backed securities are subject to risks similar to those associated with mortgage-backed securities, as well as additional risks associated with the nature of the assets and the servicing of those assets. Some asset-backed securities present credit risks that are not presented by mortgage-backed securities. This is because some asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable in quality to mortgage assets. Other asset-backed securities do not have the benefit of a security interest in collateral at all. If the issuer of an asset-backed security defaults on its payment obligations, there is the possibility that, in some cases, the Fund will be unable to possess and sell the underlying collateral and that the Fund's recoveries on repossessed collateral may not be available to support payments on the security. In the event of a default, the Fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed. The cost of the collateral may also be insufficient to cover the principal amount.


During periods of declining asset value, difficult or frozen credit markets, interest rate changes, or deteriorating economic conditions, mortgage-backed and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. Additionally, the value of these securities may fluctuate in response to market's perception of credit worthiness of the issuers. The risk that an issuer will fail to make timely payments of interest or principal, or will default on payments, is generally higher in the case of mortgage-backed securities that include so-called "sub-prime" mortgages.


"TO BE ANNOUNCED" TRANSACTIONS RISK. The Fund may purchase securities in "to be announced" ("TBA") transactions. TBA transactions are standardized contracts for future delivery in which the exact mortgage pools to be delivered are not specified until a few days prior to settlement. A TBA transaction is a method of trading mortgage-backed securities. In a TBA transaction, the buyer and seller agree upon general trade parameters such as agency, settlement date, par amount and price. Default by or bankruptcy of a counterparty to a TBA transaction would expose the Fund to possible losses because of an adverse market action, expenses or delays in connection with the purchase or sale of the pools of mortgage pass-through securities specified in the TBA transaction.


US GOVERNMENT SECURITIES RISK. Although the Fund's US Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Some obligations issued or guaranteed by US Government agencies and instrumentalities, including, for example, Ginnie Mae pass-through certificates, are supported by the full faith and credit of the US Treasury. Other obligations issued by or guaranteed by federal agencies, such as those securities issued by Fannie Mae, are supported by the discretionary authority of the US Government to purchase certain obligations of the federal agency, while other obligations issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the US Treasury. While the US Government provides financial support to such US Government-sponsored federal agencies, no assurance can be given that the US Government will always do so, since the US Government is not so obligated by law. Other obligations are backed solely by the government sponsored agency's own resources. As a result, investments in securities issued by the government sponsored agencies that are not backed by the US Treasury are subject to higher credit risk than those that are.

LIQUIDITY RISK. Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Fund from selling these illiquid securities at an advantageous price or at the time desired. A lack of liquidity also may cause the value of investments to decline. Illiquid investments also may be difficult to value.

MUNICIPAL SECURITIES RISK. There may be economic, political or regulatory changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Fund's municipal securities. Constitutional or legislative limits on borrowing by municipal issuers may result in reduced supplies of municipal securities. Moreover, certain municipal securities are backed only by a municipal issuer's ability to levy and collect taxes.

Income from municipal obligations could be declared taxable because of unfavorable changes in tax laws, adverse interpretations by the Internal Revenue Service or state tax authorities or non compliant conduct of bond issuers. A portion of the Fund's income may be taxable to shareholders subject to the federal alternative minimum tax.


STATE-SPECIFIC RISK. The Fund may invest more than 25% of its total assets in municipal securities of issuers in California, New York and Texas. The Fund is subject to the risk that the economies of the states in which it invests, and the revenues underlying state municipal bonds, may decline. Investing significantly in a single state means that the Fund is more exposed to negative political or economic factors in that state than a fund that invests more widely.


FOREIGN SECURITIES RISK. Investing in securities of foreign issuers and governments poses additional risks since political and economic events unique to a country or region will affect foreign securities markets and their issuers. Political events (civil unrest, national elections, changes in political conditions and foreign relations, imposition of exchange controls and repatriation restrictions), social and economic events (labor strikes, rising inflation) and natural disasters occurring in a country where the Fund invests could cause the Fund's investments in that country to experience gains or losses. These risks will not necessarily affect the US economy or similar issuers located in the United States.

Sovereign debt instruments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity's debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies.

PORTFOLIO TURNOVER RISK. The Fund may buy and sell investments frequently. Such a strategy often involves higher expenses, including brokerage commissions, and may increase the amount of capital gains (in particular, short-term gains) realized by the Fund. Shareholders may pay tax on such capital gains.

PERFORMANCE INFORMATION


The Fund commenced operations on October 3, 2011. Because the Fund does not have a full calendar year of performance, performance results have not been provided. Once the Fund has completed a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the Fund by showing the variability of the Fund's returns based on net assets and comparing the Fund's performance to a broad measure of market performance.

INVESTMENT ADVISER

STW Fixed Income Management LLC

PORTFOLIO MANAGERS

William H. Williams, Principal, Chief Executive Officer and Chief Investment Officer, has managed the Fund since its inception.

Edward H. Jewett, Principal, has managed the Fund since its inception.

Richard A. Rezek Jr., CFA, Principal, has managed the Fund since its inception.

Andrew B.J. Chorlton, CFA, Principal, has managed the Fund since its inception.

Neil G. Sutherland, CFA, Principal, has managed the Fund since its inception.

Julio C. Bonilla, CFA, Vice President, has managed the Fund since its inception.

TAX INFORMATION


The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account, in which case your distribution will be taxed when withdrawn from the tax-deferred account.

FOR IMPORTANT INFORMATION ABOUT PURCHASING AND SELLING FUND SHARES AND FINANCIAL INTERMEDIARY COMPENSATION, PLEASE TURN TO "SUMMARY INFORMATION ABOUT THE PURCHASE AND SALE OF FUND SHARES AND FINANCIAL INTERMEDIARY COMPENSATION" ON PAGE 27 OF THE PROSPECTUS.

SUMMARY INFORMATION ABOUT THE PURCHASE AND SALE OF FUND SHARES AND FINANCIAL INTERMEDIARY COMPENSATION

PURCHASE AND SALE OF FUND SHARES

To purchase shares of a Fund for the first time, you must invest at least $1,000,000. Your subsequent investments in a Fund must be made in amounts of at least $100,000.


If you own your shares directly, you may sell your shares on any day that the New York Stock Exchange (the "NYSE") is open for business by contacting the Funds directly by mail at STW Funds, P.O. Box 219009, Kansas City, Missouri 64121-9009 (Express Mail Address: STW Funds, c/o DST Systems, Inc., 430 West 7(th) Street, Kansas City, Missouri 64105-1407) or telephone at 1-855-STW-FUND (1-855-789-3863).


If you own your shares through an account with a broker or other institution, contact that broker or institution to sell your shares.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Funds through a broker-dealer or other financial intermediary (such as a bank), the Funds and their related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Funds over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.

MORE INFORMATION ABOUT RISK

Investing in the Funds involves risk, and there is no guarantee that the Funds will achieve their goals. The Adviser's judgments about the markets, the economy or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job the Adviser does, you could lose money on your investment in the Funds, just as you could with other investments.

The value of your investment in a Fund is based on the value of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities the Fund owns and the markets in which it trades. The effect on a Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.


FIXED INCOME RISK. The market value of fixed income investments changes in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. During periods of falling interest rates, certain debt obligations with high interest rates may be prepaid (or "called") by the issuer prior to maturity. In addition to these risks, fixed income securities may be subject to credit risk, which is the possibility that an issuer will be unable or unwilling to make timely payments of either principal or interest.

FOREIGN SECURITY RISK. Investments in securities of foreign issuers can be more volatile than investments in US companies. Diplomatic, political or economic developments, including nationalization or appropriation, could affect investments in foreign companies. Foreign companies or governments generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic US companies or governments. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion will reduce the income received from the securities comprising the portfolio.

MORE INFORMATION ABOUT THE FUNDS' OBJECTIVES AND INVESTMENTS


The investment objective of the STW Short Duration Investment-Grade Bond Fund, the STW Core Investment-Grade Bond Fund and STW Long Duration Investment-Grade Bond Fund is to seek to achieve a total return that exceeds that of the applicable benchmark. The investment objective of the STW Broad Tax-Aware Value Bond Fund is to seek to achieve a total return that exceeds that of the applicable benchmark on an after-tax basis. The investment objectives of the Funds may be changed without shareholder approval, upon prior notice to shareholders.


The investments and strategies described in this prospectus are those that the Funds use under normal conditions. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, each Fund may invest up to 100% of its assets in money market instruments and other cash equivalents that would not ordinarily be consistent with its investment objective. If a Fund invests in this manner, it may not achieve its investment objective. The Funds will only do so if the Adviser believes that the risk of loss outweighs the opportunity to pursue their investment objectives.

This prospectus describes the Funds' principal investment strategies, and the Funds will normally invest in the types of securities and other investments described in this prospectus. In addition to the securities and other investments and strategies described in this prospectus, each Fund also may invest to a lesser extent in other securities, use other strategies and engage in other investment practices that are not part of its principal investment strategies. These investments and strategies, as well as those described in this prospectus, are described in detail in the Funds' Statement of Additional Information ("SAI"). (For information on how to obtain a copy of the SAI, see the back cover of this prospectus.) Of course, there is no guarantee that a Fund will achieve its investment goals.

INFORMATION ABOUT PORTFOLIO HOLDINGS


A description of the Funds' policies and procedures with respect to the circumstances under which the Funds disclose their portfolio holdings is available in the SAI.


INVESTMENT ADVISER


STW Fixed Income Management LLC (the "Adviser" or "STW") is a Delaware limited liability company that, as a limited liability company and in its predecessor corporate forms, has provided investment advisory services since 1985. The Adviser's principal place of business is located at 6185 Carpinteria Avenue, Carpinteria, California 93013. As of September 30, 2012, the Adviser had approximately $11.9 billion in assets under management.


The Adviser makes investment decisions for the Funds and continuously reviews, supervises and administers each Fund's investment program. The Trust's Board of Trustees (the "Board") supervises the Adviser and establishes policies that the Adviser must follow in its management activities. For its advisory services to the Funds, the Adviser is entitled to an investment advisory fee, which is calculated daily and paid monthly at an annual rate of 0.33% of the average daily net assets of each Fund.

The Adviser has contractually agreed to reduce its fees and reimburse expenses to the extent necessary to keep net operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) (collectively, "excluded expenses") from exceeding 0.46% of the Fund's Institutional Shares' average daily net assets until November 29, 2014. The Adviser may elect to extend this reduction in fees on an annual basis. If at any point it becomes unnecessary for the Adviser to reduce fees and make expense reimbursements, the Adviser may retain the difference between the total annual Fund operating expenses (not including excluded expenses) of a Fund and its expense cap to recapture all or a portion of its prior fee reductions and expense reimbursements made during the preceding three-year period during which this agreement was in place.


A discussion regarding the basis for the Board's approval of the Funds' investment advisory agreement is available in the Funds' Semi-Annual Report to shareholders for the period ended January 31, 2012.


PORTFOLIO MANAGERS

Each Fund is managed by a team of investment professionals each of whom is jointly and primarily responsible for the day-to-day management of the Funds. The SAI provides additional information about the portfolio managers' compensation, other accounts managed, and ownership of Fund shares.

WILLIAM H. WILLIAMS, Principal and Portfolio Manager, is Chief Executive Officer and Chief Investment Officer of STW Fixed Income Management. He has been STW's Chief Investment Officer since the firm's inception. Mr. Williams is the architect of STW's value-driven approach to fixed income management. Prior to forming his own firm in 1985, Mr. Williams was an owner of Starbuck, Tisdale & Williams, where he was responsible for fixed income and where he developed STW's investment philosophy and process. He studied Engineering and Business Administration at Northwestern University and received his BA in Business Administration from Tulane University.


EDWARD H. JEWETT, Principal and Portfolio Manager, joined the Adviser in 1988 and has 35 years of investment experience. Prior to joining the Adviser, he spent seven years at Kidder, Peabody & Company where he was a Partner and Manager of the International Fixed Income Department for North America. Prior to that, Mr. Jewett was a corporate bond trader at Dillon Read & Company, where he traded a broad range of investment-grade securities. Mr. Jewett graduated from the University of Virginia's McIntire School of Commerce in 1976 with a BS in Commerce.

RICHARD A. REZEK JR., CFA, Principal and Portfolio Manager, joined the Adviser in 2002 and has 27 years of investment experience. Prior to joining the Adviser, he spent seven years as Vice President and Portfolio Manager at Loomis Sayles. At Loomis, Mr. Rezek managed institutional core mandate accounts and was the senior member of the group's corporate and mortgage team. Prior to that, he was Vice President of the Wells Fargo Bank Investment Management Group in San Francisco. Before that, he was Vice President and Portfolio Manager at Duff & Phelps, where he specialized in the management of discretionary and advisory investment-grade fixed income portfolios for institutional and individual investors. Mr. Rezek obtained his MBA in Finance from DePaul University in 1991, and his BS in Business with a concentration in Economics from St. John's University in 1981.

ANDREW B.J. CHORLTON, CFA, Principal and Portfolio Manager, joined the Adviser in 2007 and has 15 years of investment experience. Before coming to the Adviser, he spent six years as a Senior Fixed Income Manager with AXA Investment Managers. While there, he focused primarily on corporate bond funds and was the lead manager for segregated third party institutional corporate bond mandates, both traditional and liability benchmarked. Prior to that, Mr. Chorlton was a Portfolio Manager with Citigroup Asset Management where he managed a number of short- and long-term global fixed income portfolios and broad-market credit mandates. Mr. Chorlton holds a Bachelor of Social Sciences in Economics and Spanish from the University of Birmingham.

NEIL G. SUTHERLAND, CFA, Principal and Portfolio Manager, joined the Adviser in 2008 and has 15 years of investment experience. Previously, he spent seven years at AXA Investment Managers, where he held the position of Senior Fixed Income Manager. While there, he focused on the sterling credit market and worked with Mr. Chorlton for six years on the UK fixed income portfolio management team. Before that, Mr. Sutherland was part of Newton Investment Group's Global Fixed Income Team, where for four years he managed a range of fixed income portfolios. Mr. Sutherland holds an MA in Business and Politics from the University of Dublin, Trinity College.

JULIO C. BONILLA, CFA, Vice President and Portfolio Manager, joined the Adviser in 2010 and has 15 years of investment experience. Prior to joining the Adviser, Mr. Bonilla spent ten years with Wells Capital Management, where he held the title of Senior Portfolio Manager. As a lead portfolio manager at Wells Capital, Mr. Bonilla was instrumental in developing Wells Capital's municipal derivatives strategy. While there, he cultivated an expertise in municipal fixed income management and was responsible for account activity from trading to portfolio strategy. Mr. Bonilla obtained his MBA in Finance from Pepperdine University, and his Bachelor of Arts in Political Science from the University of San Diego.


RELATED PERFORMANCE DATA OF THE ADVISER


Each of the following tables shows the performance of actual accounts managed by the Adviser that have investment objectives, policies, and strategies substantially similar to those of each Fund (each, a "composite"). Each composite corresponds to a Fund as follows:


----------------------------------------------------------------------------------------------------
STW COMPOSITE                                         STW FUND
----------------------------------------------------------------------------------------------------
STW Short Duration Composite                          STW Short Duration Investment-Grade Bond Fund
----------------------------------------------------------------------------------------------------
STW Aggregate Composite                               STW Core Investment-Grade Bond Fund
----------------------------------------------------------------------------------------------------
STW Long Government/Credit Composite                  STW Long Duration Investment-Grade Bond Fund
----------------------------------------------------------------------------------------------------
STW Private Wealth Composite                          STW Broad Tax-Aware Value Bond Fund
----------------------------------------------------------------------------------------------------


The composite data illustrates the past performance of the Adviser in managing substantially similar accounts. THE DATA DOES NOT REPRESENT THE PERFORMANCE OF THE FUNDS. MOREOVER, THE PERFORMANCE SHOWN DOES NOT REPRESENT THE FUTURE PERFORMANCE OF ANY FUND OR OF THE ADVISER.

The manner in which the performance was calculated for the composites differs from that of registered mutual funds such as the Funds. The Adviser claims compliance with the Global Investment Performance Standards (GIPS([R])) and has prepared and presented this report in compliance with the GIPS standards. The Adviser has been independently verified for the period January 1, 1993 through December 31, 2011. Verification assesses whether (1) the firm has complied with all the composite construction requirements of the GIPS standards on a firm-wide basis and (2) the firm's policies and procedures are designed to calculate and present performance in compliance with the GIPS standards. Verification does not ensure the accuracy of any specific composite presentation. The verification reports are available upon request.

Performance results are presented both net of fees and gross of fees. "Net of fees" performance results are net of the Adviser's management fee. Clients with accounts in the composites incur other expenses in connection with their accounts such as custody fees and other costs. Because of variation in fee levels, the "net of fees" composite returns may not be reflective of performance in any one particular account. Therefore, the performance information shown below is not necessarily representative of the performance information that typically would be shown for a registered mutual fund. Each Fund's fees and expenses are generally expected to be higher than those of the accounts included in the respective composite. If the Funds' fees and expenses had been imposed on the accounts included in the respective composite, the performance shown below would have been lower.

The accounts included in each composite may not be subject to the same type of expenses to which the Funds are subject and may not be subject to the diversification requirements, specific tax restrictions, and investment limitations imposed by the federal securities and tax laws. Consequently, the performance results for each composite could have been adversely affected if the accounts included in the composite were subject to the same federal securities and tax laws as the Funds.

The investment results for each composite presented below are not intended to predict or suggest the future returns of the Funds. The performance data shown below should not be considered a substitute for the Funds' own performance information. Investors should be aware that the use of a methodology different than that used below to calculate performance could result in different performance data.

STW SHORT DURATION COMPOSITE (1)
(Corresponds to the STW Short Duration Investment-Grade Bond Fund) (January 1, 1985 through December 31, 2011)

------------------------------------------------------------------------------------------------------------------------------------
                                 BOFA
                                 MERRILL
        ANNUAL       ANNUAL      LYNCH       1-3 YR
        COMPOSITE    COMPOSITE   1-3 YR US   US GOVT/
        RETURNS      RETURNS     TREASURY    CORPORATE                           COMPOSITE FIRM
        NET OF       GROSS OF    BOND INDEX  BOND INDEX    NUMBER OF  DISPERSION ASSETS    ASSETS
YEAR    FEES (%)     FEES (%)    RETURNS (%) RETURNS (%)   PORTFOLIOS (%)        ($ M)     ($ B)
------------------------------------------------------------------------------------------------------------------------------------
1985    15.8          16.3          14.0       13.9         5 or fewer n/m            29     1.7
------------------------------------------------------------------------------------------------------------------------------------
1986    12.1          12.5          10.3       10.4           9         n/m          386     3.0
------------------------------------------------------------------------------------------------------------------------------------
1987     6.4           6.8           5.6        5.6          12         0.4          452     3.5
------------------------------------------------------------------------------------------------------------------------------------
1988     7.1           7.5           6.2        6.3          12         0.3          428     4.1
------------------------------------------------------------------------------------------------------------------------------------
1989    12.2          12.6          10.9       11.0          13         0.3          473     5.4
------------------------------------------------------------------------------------------------------------------------------------
1990     9.4           9.8           9.7        9.7          18         0.2          855     6.2
------------------------------------------------------------------------------------------------------------------------------------
1991    13.9          14.2          11.7       11.8          19         0.3        1,176     7.6
------------------------------------------------------------------------------------------------------------------------------------
1992     7.6           7.8           6.3        6.4          24         0.3        1,693     8.7
------------------------------------------------------------------------------------------------------------------------------------
1993     8.5           8.8           5.4        5.6          24         0.3        1,810     9.7
------------------------------------------------------------------------------------------------------------------------------------
1994     0.3           0.6           0.6        0.6          21         0.2        1,584     9.1
------------------------------------------------------------------------------------------------------------------------------------
1995    11.1          11.3          11.0       11.1          20         0.2        1,679     9.4
------------------------------------------------------------------------------------------------------------------------------------
1996     4.9           5.1           5.0        5.1          19         0.1        1,565     8.3
------------------------------------------------------------------------------------------------------------------------------------
1997     6.4           6.7           6.7        6.7          17         0.1        1,562     9.8
------------------------------------------------------------------------------------------------------------------------------------
1998     6.6           6.8           7.0        7.0          15         0.1        1,550    10.2
------------------------------------------------------------------------------------------------------------------------------------
1999     3.7           3.9           3.1        3.3          12         0.2        1,280     9.5
------------------------------------------------------------------------------------------------------------------------------------
2000     7.8           8.1           8.0        8.1          12         0.3        1,186     9.3
------------------------------------------------------------------------------------------------------------------------------------
2001     9.4           9.6           8.3        8.7          13         0.3        1,245     7.9
------------------------------------------------------------------------------------------------------------------------------------
2002     5.8           6.0           5.8        6.1          10         0.8        871       7.0
------------------------------------------------------------------------------------------------------------------------------------
2003     4.1           4.3           1.9        2.7          11         0.3        1,216     9.2
------------------------------------------------------------------------------------------------------------------------------------
2004     1.2           1.4           0.9        1.2          13         0.1        1,382    10.7
------------------------------------------------------------------------------------------------------------------------------------
2005     1.8           2.0           1.7        1.8          14         0.1        1,643    11.6
------------------------------------------------------------------------------------------------------------------------------------
2006     4.4           4.6           4.0        4.3          13         0.6        1,521    10.7
------------------------------------------------------------------------------------------------------------------------------------
2007     5.8           6.1           7.3        6.9           8          0.1        880     11.1
------------------------------------------------------------------------------------------------------------------------------------
2008    -3.8          -3.6           6.6        4.7           8          0.4        759      9.5
------------------------------------------------------------------------------------------------------------------------------------
2009    16.3          16.6           0.8        3.8          5 or        n/m        494      9.9
                                                            fewer
------------------------------------------------------------------------------------------------------------------------------------
2010     4.4           4.6           2.3        2.8          5 or        n/m        549     10.5
                                                            fewer
------------------------------------------------------------------------------------------------------------------------------------
2011     1.2           1.4           1.6        1.6           6          0.2        597     11.4
------------------------------------------------------------------------------------------------------------------------------------



SUPPLEMENTAL AVERAGE ANNUAL TOTAL RETURNS(*, 1)
(Inception of the Composite (October 1, 1982) through September 30, 2012)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                              1-3 YR US
                                                                     BOFA MERRILL LYNCH       GOVT/CORPORATE
                                                                     1-3 YR US TREASURY       BOND
PERIOD                   NET OF FEES          GROSS OF FEES          BOND INDEX               INDEX
------------------------------------------------------------------------------------------------------------------------------------
Since Inception
(10/01/82)                 7.3%                 7.6%                   6.3%                     6.5%
------------------------------------------------------------------------------------------------------------------------------------
25 Years                   6.3%                 6.5%                   5.4%                     5.6%
------------------------------------------------------------------------------------------------------------------------------------
20 Years                   5.1%                 5.4%                   4.4%                     4.6%
------------------------------------------------------------------------------------------------------------------------------------
15 Years                   4.9%                 5.1%                   4.0%                     4.4%
------------------------------------------------------------------------------------------------------------------------------------
10 Years                   4.1%                 4.3%                   2.8%                     3.2%
------------------------------------------------------------------------------------------------------------------------------------
5 Years                    4.6%                 4.9%                   2.8%                     3.3%
------------------------------------------------------------------------------------------------------------------------------------
3 Years                    3.8%                 4.1%                   1.4%                     2.0%
------------------------------------------------------------------------------------------------------------------------------------
1 Year                     4.9%                 5.2%                   0.6%                     1.5%
------------------------------------------------------------------------------------------------------------------------------------

* This information is supplemental to the STW Short Duration Composite performance presentation above.

(1) Performance shown prior to August 1, 1985 is from a separate firm, Starbuck, Tisdale & Williams (which was renamed Starbuck, Taylor, Tisdale & Williams on November 7, 1983 and renamed STW Fixed Income Management on December 11, 1984), and this performance is linked with the performance of STW Fixed Income Management LLC. Beginning on January 1, 2001, STW began reporting quarter and annual returns, from the composite inception, calculated on a monthly basis and geometrically linked. Prior to 2001, quarter calculated composite returns were reported.

1. THE COMPOSITE: The STW Short Duration Composite follows STW's value approach and is made up of all discretionary, short duration, tax-exempt fixed income accounts benchmarked to the BofA Merrill Lynch

1-3 Year US Treasury Bond Index, the BofA Merrill Lynch 1-3 Year US Government/Corporate Bond Index or an index or composite index with a similar duration and invested in fixed income securities denominated in US dollars. In accordance with the Firm's account inclusion/exclusion procedures, to be included in the Short Duration Composite a portfolio must be fully invested, deemed discretionary and have a minimum beginning market value of $30 million. A portfolio will be removed from the composite when its beginning market value falls below the 5% threshold of the minimum beginning market value. Discretionary portfolios are those not subject to material client-imposed investment restrictions that hinder or constrain the investment management strategy STW would otherwise apply. A portfolio will be included in the composite on the first day of the first calendar month that it meets the composite inclusion criteria. From January 1, 1995 through March 31, 2007, for a portfolio to be included in the composite it must have had a minimum beginning market value of $30 million and a portfolio was removed from the composite when its beginning market value fell below $15 million. From July 1, 1991 through December 31, 1994, the minimum beginning market value was $15 million and a portfolio was removed from the composite when its beginning market value fell below $5 million. Beginning August 1, 2010, portfolios that limited purchases to bonds rated in the A category or better were removed from this composite as the ability to purchase securities within all rating categories of our investment-grade universe became an important part of the investment strategy. If a portfolio is removed from a composite, its prior history remains in the composite. Derivatives, hedging and leverage are not utilized in the management of portfolios included in the composite. The Short Duration Composite's inception date is October 1, 1982 and it was created in January 1999. The results have been prepared and presented in compliance with GIPS([R]) from January 1, 1991. The composite results presented for periods prior to January 1, 1991 were calculated on an equal-weighted basis rather than a market value weighted basis.

2. THE BENCHMARK: The benchmark for the Short Duration Composite is the BofA Merrill Lynch 1-3 Year US Treasury Bond Index. For comparative purposes, we have also shown the performance for the BofA Merrill Lynch 1-3 Year US Government/Corporate Bond Index, beginning July 1986, which is as far back as this data is available, linked with the performance of the Barclays 1-3 Year US Government/Credit Bond Index through June 1986. The BofA Merrill Lynch 1-3 Year US Treasury Bond Index is a market-capitalization-weighted index including all US Treasury notes and bonds with maturities greater than or equal to one year and less than three years. The BofA Merrill Lynch 1-3 Year US Government/Corporate Bond Index is a market-capitalization-weighted index including all US-dollar-denominated investment-grade government and corporate debt publicly issued in the US domestic market with maturities greater than or equal to one year and less than three years. Qualifying securities must have an investment grade rating (based on an average of Moody's, S&P and Fitch) and an investment-grade country of risk (based on an average of Moody's, S&P and Fitch foreign currency long-term sovereign debt rating). The Barclays 1-3 Year US Government/Credit Bond Index is a bond market index covering the US investment-grade fixed corporate and government bond market. The index consists of publicly issued corporate, US government and specified foreign debentures and secured notes. All securities in the index must have at least one year to maturity and no more than three years to maturity, and be rated investment-grade by at least two of the following ratings agencies: Moody's, S&P and Fitch, and be dollar-denominated, fixed rate and nonconvertible. BofA Merrill Lynch traders are the primary pricing source for the BofA Merrill Lynch Benchmark Indices with regards to Treasuries and mortgages. Third-party pricing services are used as the primary pricing sources for other fixed income securities. Any index referenced herein is a fully invested index that includes income and does not include any transaction costs, management fees or other costs. STW seeks to value all client holdings fairly and accurately. This generally means that STW values securities based on the prices at which securities are actually trading or at what STW believes is their fair value. STW prices securities using third-party pricing services and conducts daily price tolerance testing of all prices received. STW's Pricing Committee determines the fair value of securities that (i) fall outside of the tolerance tests, (ii) are not priced by one of the third-party services or (iii) are otherwise deemed to be materially mispriced. Within the investment-grade universe, portfolios managed by STW differ substantially from the indices presented, including with respect to the number and type of issuers and issues held, sector allocation and material characteristics. It is not possible to invest directly in an index.

3. DISPERSION: The dispersion of annual returns is measured by the equal-weighted standard deviation of annual gross portfolio returns represented within the composite for a full year. "N/m" in the table means that the composite dispersion percentage is not considered meaningful if, for example, the composite consists of five or fewer portfolios during the entire year. The three-year annualized standard deviation measures the variability of the composite and the benchmark over the preceding 36-month period. For the three-year period ending December 31, 2011, the annualized standard deviation is 3.4% for the composite, 1.0% for the BofA Merrill Lynch 1-3 Year US Treasury Bond Index and 1.0% for the 1-3 Year US Government/Corporate Bond Index.

4. FEES: The management fee will reduce client returns for performance results that are presented gross of fees. Investment management fees are based on the total market value, including accrued interest, of the assets under management as calculated by mutual agreement with the client. Actual fees are used in the calculation of net of fee returns. STW's standard fee schedule is the annual rate of: 0.375% of the first $30 million; 0.250% of the next $70 million; 0.125% of the next $400 million; 0.100% of the next $500 million and 0.080% of the balance. STW's separate account fee schedule for subadvised mutual fund clients is the annual rate of: 0.250% of the first $130 million; 0.125% of the next $370 million; 0.100% of the next $500 million and 0.080% of the balance. STW generally combines assets of the same and related clients for purposes of determining fees. Fees are billed quarterly in advance or arrears. The following is a representative example of the effect management fees, compounded over time, could have on a client's portfolio. Assume a .25% annual fee deducted quarterly from an account with 5% annualized growth will result in a return of 4.7%, while the same account with 15% annualized growth will have a return of 14.7% .

5. For more information about this composite, see "Notes Applicable to All Composites."

STW AGGREGATE COMPOSITE
(Corresponds to the STW Core Investment-Grade Bond Fund) (Inception of the Composite (April 1, 1992) through December 31, 2011)

--------------------------------------------------------------------------------
        ANNUAL    ANNUAL    BARCLAYS
        COMPOSITE COMPOSITE US
        RETURNS   RETURNS   AGGREGATE                        COMPOSITE FIRM
        NET OF    GROSS OF  BOND INDEX  NUMBER OF  DISPERSION ASSETS    ASSETS
YEAR    FEES (%)  FEES (%)  RETURNS (%) PORTFOLIOS (%)        ($ M)     ($ B)
--------------------------------------------------------------------------------
1992(1) 9.1       9.4       8.8        5 or fewer n/m        43        8.7
--------------------------------------------------------------------------------
1993    12.6      12.9      9.8        5 or fewer n/m        55        9.7
--------------------------------------------------------------------------------
1994    -3.9      -3.6      -2.9       5 or fewer n/m        53        9.1
--------------------------------------------------------------------------------
1995    19.1      19.4      18.5       5 or fewer n/m        93        9.4
--------------------------------------------------------------------------------
1996    3.4       3.6       3.6        5 or fewer n/m        209       8.3
--------------------------------------------------------------------------------
1997    10.4      10.7      9.7        5 or fewer n/m        155       9.8
--------------------------------------------------------------------------------
1998    9.1       9.4       8.7        5 or fewer n/m        221       10.2
--------------------------------------------------------------------------------
1999    -0.7      -0.5      -0.8       5 or fewer n/m        91        9.5
--------------------------------------------------------------------------------
2000    9.1       9.3       11.6       5 or fewer n/m        97        9.3
--------------------------------------------------------------------------------
2001    11.3      11.5      8.4        5 or fewer n/m        136       7.9
--------------------------------------------------------------------------------
2002    10.8      11.0      10.3       5 or fewer n/m        323       7.0
--------------------------------------------------------------------------------
2003    6.7       6.9       4.1        5 or fewer n/m        470       9.2
--------------------------------------------------------------------------------
2004    3.5       3.7       4.3        5 or fewer n/m        438       10.7
--------------------------------------------------------------------------------
2005    2.8       3.0       2.4        6          n/m        630       11.6
--------------------------------------------------------------------------------
2006    4.1       4.4       4.3        8          0.4        773       10.7
--------------------------------------------------------------------------------
2007    7.0       7.2       7.0        6          0.1        711       11.1
--------------------------------------------------------------------------------
2008    -5.3      -5.1      5.2        5 or fewer n/m        543       9.5
--------------------------------------------------------------------------------
2009    20.0      20.2      5.9        6          n/m        851       9.9
--------------------------------------------------------------------------------
2010    6.6       6.9       6.5        5 or fewer n/m        614       10.5
--------------------------------------------------------------------------------
2011    5.4       5.6       7.8        10         0.2        919       11.4
--------------------------------------------------------------------------------


(1) For the period April 1, 1992 to December 31, 1992

SUPPLEMENTAL AVERAGE ANNUAL TOTAL RETURNS*
(Inception of the Composite (April 1, 1992) through September 30, 2012)

-------------------------------------------------------------------------------------------

                                                                     BARCLAYS US
PERIOD                   NET OF FEES          GROSS OF FEES          AGGREGATE BOND INDEX
-------------------------------------------------------------------------------------------
Since Inception
(04/01/92)                  7.1%                  7.4%                      6.6%
-------------------------------------------------------------------------------------------
20 Years                    6.9%                  7.1%                      6.3%
-------------------------------------------------------------------------------------------
15 Years                    6.7%                  6.9%                      6.2%
-------------------------------------------------------------------------------------------
10 Years                    6.1%                  6.3%                      5.3%
-------------------------------------------------------------------------------------------
5 Years                     7.3%                  7.6%                      6.5%
-------------------------------------------------------------------------------------------
3 Years                     7.4%                  7.7%                      6.2%
-------------------------------------------------------------------------------------------
1 Year                     10.7%                 10.9%                      5.2%
-------------------------------------------------------------------------------------------

* This information is supplemental to the STW Aggregate Composite performance presentation above.

1. THE COMPOSITE: The STW Aggregate Composite follows STW's value approach and is made up of all discretionary, intermediate duration, tax-exempt, fixed income accounts benchmarked to the Barclays US Aggregate Bond Index, the Citigroup Broad Investment-Grade Bond Index or an index or composite index with a similar duration and invested in fixed income securities denominated in US dollars. In accordance with the Firm's account inclusion/exclusion procedures, to be included in the Aggregate Composite a portfolio must be fully invested, deemed discretionary and have a minimum beginning market value of $30 million. A portfolio will be removed from the composite when its beginning market value falls below the 5% threshold of the minimum beginning market value. Discretionary portfolios are those not subject to material client imposed investment restrictions which hinder or constrain the investment management strategy STW would otherwise apply. A portfolio will be included in the composite on the first day of the first calendar month that it meets the composite inclusion criteria. From January 1, 1995 through March 31, 2007, for a portfolio to be included in the composite it must have had a minimum beginning market value of $30 million and a portfolio was removed from the composite when its beginning market value fell below $15 million. From April 1, 1992 through December 31, 1994, the minimum beginning market value was $15 million and a portfolio was removed from the composite when its beginning market value fell below $5 million. Beginning August 1, 2010, portfolios that limited purchases to bonds rated in the A category or better were removed from this composite as the ability to purchase securities within all rating categories of our investment-grade universe became an important part of the investment strategy. If a portfolio is removed from a composite, its prior history remains in the composite. Derivatives, hedging and leverage are not utilized in the management of portfolios included in the composite. The Aggregate Composite's inception date is April 1, 1992 and it was created in January 2001. The results have been prepared and presented in compliance with GIPS([R]).

2. THE BENCHMARK: The benchmark for the Aggregate Composite is the Barclays US Aggregate Bond Index. This is a broad bond market index covering the US investment grade fixed bond market. The index consists of government and corporate securities, agency mortgage pass-through securities and asset backed securities. All securities in the index must be rated investment-grade by at least two of the following ratings agencies: Moody's, S&P and Fitch. Barclays market makers (traders) are the primary pricing source for the Barclays Benchmark Indices, although the ultimate valuations also rely on other data inputs and models to derive a dollar price for all index-eligible securities. Third-party pricing sources are used in the verification process and when prices from Barclays market makers are unavailable. This is a fully invested index that includes income and does not include any transaction costs, management fees or other costs. STW seeks to value all client holdings fairly and accurately. This generally means that STW values securities based on the prices at which securities are actually trading or at what STW believes is their fair value. STW prices securities using third-party pricing services and conducts daily price tolerance testing of all prices received. STW's Pricing Committee determines the fair value of securities that (i) fall outside of the tolerance tests, (ii) are not priced by one of the third-party services or
(iii) are otherwise deemed to be materially mispriced. Within the investment-grade universe, portfolios managed by STW differ substantially from the indices presented, including with respect to the number and type of issuers and issues held, sector allocation and material characteristics. It is not possible to invest directly in an index.

3. DISPERSION: The dispersion of annual returns is measured by the equal-weighted standard deviation of annual gross portfolio returns represented within the composite for a full year. "N/m" in the table means that the composite dispersion percentage is not considered meaningful if the composite consists of five or fewer portfolios during the entire year. The three-year annualized standard deviation measures the variability of the composite and the benchmark over the preceding 36-month period. For the three-year period ending December 31, 2011, the annualized standard deviation is 5.7% for the composite and 2.8% for the benchmark.

4. FEES: The management fee will reduce client returns for performance results that are presented gross of fees. Investment management fees are based on the total market value, including accrued interest, of the assets under management as calculated by mutual agreement with the client. Actual fees are used in the calculation of net of fee returns. STW's standard fee schedule is the annual rate of: 0.375% of the first $30 million; 0.250% of the next $70 million; 0.125% of the next $400 million; 0.100% of the next $500 million and 0.080% of the balance. STW's separate account fee schedule for subadvised mutual fund clients is the annual rate of: 0.250% of the first $130 million; 0.125% of the next $370 million; 0.100% of the next $500 million and 0.080% of the balance. STW generally combines assets of the same and related clients for purposes of determining fees. Fees are billed quarterly in advance or arrears. The following is a representative example of the effect management fees, compounded over time, could have on a client's portfolio. Assume a .25% annual fee deducted quarterly from an account with 5% annualized growth will result in a return of 4.7%, while the same account with 15% annualized growth will have a return of 14.7% .

5. For more information about this composite, see "Notes Applicable to All Composites."

STW Long Government/Credit Composite
(Corresponds to the STW Long Duration Investment-Grade Bond Fund)
(Inception of the Composite (July 1, 2002) through December 31, 2011)


------------------------------------------------------------------------------------------------------------------------------------
        ANNUAL    ANNUAL    BARCLAYS US
        COMPOSITE COMPOSITE LONG
        RETURNS   RETURNS   GOVERNMENT/CREDIT                              COMPOSITE    FIRM
        NET OF    GROSS OF  BOND INDEX RETURNS       NUMBER OF  DISPERSION   ASSETS    ASSETS
YEAR    FEES (%)  FEES (%)  (%)                      PORTFOLIOS (%)          ($ M)     ($ B)
------------------------------------------------------------------------------------------------------------------------------------
2002(1) 11.2      11.3      11.4                     5 or fewer      n/m        45        7.0
------------------------------------------------------------------------------------------------------------------------------------
2003    9.1       9.5       5.9                      5 or fewer      n/m        43        9.2
------------------------------------------------------------------------------------------------------------------------------------
2004    7.6       8.0       8.6                      5 or fewer      n/m        45        10.7
------------------------------------------------------------------------------------------------------------------------------------
2005    6.9       7.3       5.3                      5 or fewer      n/m        56        11.6
------------------------------------------------------------------------------------------------------------------------------------
2006    3.3       3.6       2.7                      5 or fewer      n/m        266       10.7
------------------------------------------------------------------------------------------------------------------------------------
2007    8.3       8.5       6.6                      5 or fewer      n/m        288       11.1
------------------------------------------------------------------------------------------------------------------------------------
2008    -4.0      -3.8      8.4                      5 or fewer      n/m        285       9.5
------------------------------------------------------------------------------------------------------------------------------------
2009    21.6      21.9      1.9                      5 or fewer      n/m        443       9.9
------------------------------------------------------------------------------------------------------------------------------------
2010    11.5      11.8      10.2                     13              0.2        1,011     10.5
------------------------------------------------------------------------------------------------------------------------------------
2011    15.3      15.6      22.5                     14              0.6        1,700     11.4
------------------------------------------------------------------------------------------------------------------------------------

(1) For the period July 1, 2002 to December 31, 2002


SUPPLEMENTAL AVERAGE ANNUAL TOTAL RETURNS*
(Inception of the Composite (July 1, 2002) through September 30, 2012)


--------------------------------------------------------------------------------
                                                            BARCLAYS US LONG
                                                            GOVERNMENT/CREDIT
PERIOD          NET OF FEES          GROSS OF FEES          BOND INDEX
--------------------------------------------------------------------------------
Since Inception
(07/01/02)        10.0%                10.3%                   8.8%
--------------------------------------------------------------------------------
10 Years           9.6%                 9.9%                   8.1%
--------------------------------------------------------------------------------
5 Years           12.2%                12.4%                  10.9%
--------------------------------------------------------------------------------
3 Years           13.4%                13.7%                  12.5%
--------------------------------------------------------------------------------
1 Year            17.6%                17.9%                  11.1%
--------------------------------------------------------------------------------

* This information is supplemental to the STW Long Government/Credit Composite performance presentation above.

1. THE COMPOSITE: The STW Long Government/Credit Composite follows STW's value approach and is made up of all discretionary, long duration, tax-exempt, fixed income accounts benchmarked to the Barclays US Long Government/Credit Bond Index or an index or composite index with a similar duration and invested in fixed income securities denominated in US dollars. In accordance with the Firm's account inclusion/exclusion procedures, to be included in the Long Government/Credit Composite a portfolio must be fully invested, deemed discretionary and have a minimum beginning market value of $30 million. A portfolio will be removed from the composite when its beginning market value falls below the 5% threshold of the minimum beginning market value. Discretionary portfolios are those not subject to material client-imposed investment restrictions which hinder or constrain the investment management strategy STW would otherwise apply. A portfolio will be included in the composite on the first day of the first calendar month that it meets the composite inclusion criteria. From inception through March 31,

2007, for a portfolio to be included in the composite it must have had a minimum beginning market value of $30 million and a portfolio was removed from the composite when its beginning market value fell below $15 million. Beginning August 1, 2010, portfolios that limited purchases to bonds rated in the A category or better were removed from this composite as the ability to purchase securities within all rating categories of our investment-grade universe became an important part of the investment strategy. If a portfolio is removed from a composite, its prior history remains in the composite. Derivatives, hedging and leverage are not utilized in the management of portfolios included in the composite. The Long Government/Credit Composite's inception date is July 1, 2002 and it was created in July 2002. The results have been prepared and presented in compliance with GIPS([R]).

2. THE BENCHMARK: The benchmark for the Long Government/Credit Composite is the Barclays US Long Government/Credit Bond Index. This is a bond market index covering the US investment-grade fixed corporate and government bond market. The index consists of publicly issued corporate, US government and specified foreign debentures and secured notes. All securities in the index must have at least ten years to maturity and be rated investment-grade by at least two of the following ratings agencies: Moody's, S&P and Fitch, and be dollar-denominated, fixed rate and nonconvertible. Barclays market makers (traders) are the primary pricing source for the Barclays Benchmark Indices, although the ultimate valuations also rely on other data inputs and models to derive a dollar price for all index-eligible securities. Third-party pricing sources are used in the verification process and when prices from Barclays market makers are unavailable.


This is a fully invested index that includes income and does not include any transaction costs, management fees or other costs. STW seeks to value all client holdings fairly and accurately. This generally means that STW values securities based on the prices at which securities are actually trading or at what STW believes is their fair value. STW prices securities using third-party pricing services and conducts daily price tolerance testing of all prices received. STW's Pricing Committee determines the fair value of securities that
(i) fall outside of the tolerance tests, (ii) are not priced by one of the third-party services or (iii) are otherwise deemed to be materially mispriced. Within the investment-grade universe, portfolios managed by STW differ substantially from the indices presented, including with respect to the number and type of issuers and issues held, sector allocation and material characteristics. It is not possible to invest directly in an index.


3. DISPERSION: The dispersion of annual returns is measured by the equal-weighted standard deviation of annual gross portfolio returns represented within the composite for a full year. "N/m" in the table means that the composite dispersion percentage is not considered meaningful if the composite consists of five or fewer portfolios during the entire year. The three-year annualized standard deviation measures the variability of the composite and the benchmark over the preceding 36-month period. For the three-year period ending December 31, 2011, the annualized standard deviation is 10.1% for the composite and 9.0% for the benchmark.


4. FEES: The management fee will reduce client returns for performance results that are presented gross of fees. Investment management fees are based on the total market value, including accrued interest, of the assets under management as calculated by mutual agreement with the client. Actual fees are used in the calculation of net of fee returns. STW's standard fee schedule is the annual rate of: 0.375% of the first $30 million; 0.250% of the next $70 million; 0.125% of the next $400 million; 0.100% of the next $500 million and 0.080% of the balance. STW generally combines assets of the same and related clients for purposes of determining fees. Fees are billed quarterly in advance or arrears. The following is a representative example of the effect management fees, compounded over time, could have on a client's portfolio. Assume a .25% annual fee deducted quarterly from an account with 5% annualized growth will result in a return of 4.7%, while the same account with 15% annualized growth will have a return of 14.7% .


5. For more information about this composite, see "Notes Applicable to All Composites."

STW PRIVATE WEALTH COMPOSITE
(Corresponds to the STW Broad Tax-Aware Value Bond Fund) (Inception of the Composite (January 1, 1988) through December 31, 2011)


-------------------------------------------------------------------------------------------
     BEFORE-TAX BEFORE-TAX
     ANNUAL     ANNUAL
     COMPOSITE  COMPOSITE
     RETURNS    RETURNS                                      % NON- COMPOSITE FIRM
     NET OF     GROSS OF   BENCHMARK   NUMBER OF  DISPERSION FEE    ASSETS    ASSETS
YEAR FEES (%)   FEES (%)   RETURNS (%) PORTFOLIOS (%)        PAYING ($ M)     ($ B)
-------------------------------------------------------------------------------------------
1988 10.6      11.1       11.0        5 or fewer n/m        0      20        4.1
-------------------------------------------------------------------------------------------
1989 16.5      17.0       13.5        5 or fewer n/m        0      42        5.4
-------------------------------------------------------------------------------------------
1990 9.4        9.8        6.8        5 or fewer n/m        0      43        6.2
-------------------------------------------------------------------------------------------
1991 14.2      14.6       14.2        5 or fewer n/m        0      46        7.6
-------------------------------------------------------------------------------------------
1992 7.0        7.3        9.0        5 or fewer n/m        0      47        8.7
-------------------------------------------------------------------------------------------
1993 15.4      15.8       14.6        5 or fewer n/m        0      53        9.7
-------------------------------------------------------------------------------------------
1994 -8.3      -8.0       -7.5        5 or fewer n/m        0      45        9.1
-------------------------------------------------------------------------------------------
1995 24.3      24.7       23.0        5 or fewer n/m        0      54        9.4
-------------------------------------------------------------------------------------------
1996 2.7        3.0        3.2        5 or fewer n/m        0      55        8.3
-------------------------------------------------------------------------------------------
1997 11.7      12.1       11.3        5 or fewer n/m        0      60        9.8
-------------------------------------------------------------------------------------------
1998 6.8        7.1        8.6        5 or fewer n/m        0      62        10.2
-------------------------------------------------------------------------------------------
1999 -4.9       -4.6      -5.4        5 or fewer n/m        0      58        9.5
-------------------------------------------------------------------------------------------
2000 13.8       14.2      16.0        5 or fewer n/m        0      65        9.3
-------------------------------------------------------------------------------------------
2001 4.2        4.4        4.7        5 or fewer n/m        19     84        7.9
-------------------------------------------------------------------------------------------
2002 14.2      14.4        11.3       5 or fewer n/m        15     113       7.0
-------------------------------------------------------------------------------------------
2003 5.5        5.8        5.2        5 or fewer n/m        16     117       9.2
-------------------------------------------------------------------------------------------
2004 6.2        6.4        6.9        5 or fewer n/m        15     121       10.7
-------------------------------------------------------------------------------------------
2005 5.7        5.9        5.4        5 or fewer n/m        14     129       11.6
-------------------------------------------------------------------------------------------
2006 6.3        6.5        4.8        6          n/m        10     189       10.7
-------------------------------------------------------------------------------------------
2007 4.0        4.2        4.0        7          0.4        6      332       11.1
-------------------------------------------------------------------------------------------
2008 0.7        0.9        0.8        10         2.7        24     567       9.5
-------------------------------------------------------------------------------------------
2009 13.0      13.2        6.8        7          1.6        34     436       9.9
-------------------------------------------------------------------------------------------
2010 5.3        5.4        4.8        9          1.3        31     481       10.5
-------------------------------------------------------------------------------------------
2011 15.4      15.5       18.0        10         0.6        26     578       11.4
-------------------------------------------------------------------------------------------


SUPPLEMENTAL AVERAGE ANNUAL TOTAL RETURNS*
(Inception of the Composite (January 1, 1988) through September 30, 2012)

AFTER-TAX PERFORMANCE

--------------------------------------------------------------------------------
                       AFTER-TAX        AFTER-TAX
PERIOD                 NET OF FEES      GROSS OF FEES      AFTER-TAX BENCHMARK
--------------------------------------------------------------------------------
Since Inception
(01/01/88)                  7.8%             8.1%               7.2%
--------------------------------------------------------------------------------
20 Years                    7.2%             7.5%               6.5%
--------------------------------------------------------------------------------
15 Years                    7.0%             7.2%               6.2%
--------------------------------------------------------------------------------
10 Years                    6.8%             7.0%               5.8%
--------------------------------------------------------------------------------
5 Years                     8.7%             8.9%               7.5%
--------------------------------------------------------------------------------
3 Years                     9.2%             9.3%               8.3%
--------------------------------------------------------------------------------
1 Year                     14.6%            14.8%               9.8%
--------------------------------------------------------------------------------

BEFORE-TAX PERFORMANCE

--------------------------------------------------------------------------------
                       BEFORE-TAX       BEFORE-TAX
PERIOD                 NET OF FEES      GROSS OF FEES      BEFORE-TAX BENCHMARK
--------------------------------------------------------------------------------
Since Inception
(01/01/88)                  8.3%             8.6%               7.8%
--------------------------------------------------------------------------------
20 Years                    7.5%             7.8%               7.1%
--------------------------------------------------------------------------------
15 Years                    7.4%             7.6%               6.8%
--------------------------------------------------------------------------------
10 Years                    7.3%             7.5%               6.3%
--------------------------------------------------------------------------------
5 Years                     9.6%             9.8%               7.9%
--------------------------------------------------------------------------------
3 Years                     9.9%             10.0%              8.7%
--------------------------------------------------------------------------------
1 Year                     15.0%             15.2%             10.2%
--------------------------------------------------------------------------------


* This information is supplemental to the STW Private Wealth Composite performance presentation above.

1. THE COMPOSITE: The Private Wealth Composite follows STW's value approach and is made up of all discretionary fixed income accounts of private wealth clients that are managed with tax considerations and have a benchmark composed of 75% BofA Merrill Lynch US Municipal Large Cap Index and 25% Barclays US Long Government Bond Index or a similar index or composition index. In accordance with the Firm's account inclusion/exclusion procedures, to be included in the Private Wealth Composite, a portfolio must be fully invested, deemed discretionary and have a minimum beginning market value of $15 million invested in fixed income securities denominated in US dollars. A portfolio will be removed from the composite when its beginning market value falls below the 5% threshold of the minimum beginning market value. Discretionary portfolios are those not subject to material client-imposed investment restrictions which hinder or constrain the investment management strategy STW would otherwise apply. A portfolio will be included in the composite on the first day of the first calendar month that it meets the composite inclusion criteria. If a portfolio is removed from a composite, its prior history remains in the composite. Derivatives, hedging and leverage are not utilized in the management of portfolios included in the composite. The Private Wealth Composite's inception date is January 1, 1988 and it was created in October 2009. The results have been prepared and presented in compliance with GIPS[R].

2. AFTER-TAX RETURNS: STW's objective in managing portfolios in the Private Wealth Composite is to manage to after-tax total return. While tax-exempt municipal bonds are the typical fixed income investment for most US taxpayers, STW invests in taxable bonds when they believe they are undervalued.

Varying allocation between taxable and tax-exempt bonds, and within taxable bonds between Treasuries and credits, is a defining characteristic of STW's taxable management. The impact of taxes on total return is an important consideration in STW's after-tax management. In calculating the After-Tax Private Wealth Composite Returns, STW assumes the income received in each portfolio in the composite is taxed at the maximum federal income tax rates, on an unamortized basis. The STW After-Tax Benchmark is a custom benchmark that is composed of the same indices and weightings as those included in the Private Wealth Composite's benchmark (i.e., 75% BofA Merrill Lynch US Municipal Large Cap Index and 25% Barclays US Long Government Bond Index) subject to a tax adjustment by STW of the returns of the non-municipal component of the benchmark (i.e., the Barclays US Long Government Bond Index). In calculating the returns of the STW After-Tax Benchmark, STW applies the maximum federal income tax rates to the income return for the Barclays US Long Government Bond Index. The total tax adjusted index return is weighted monthly with the other components of the STW After-Tax Benchmark. The after-tax returns shown are subject to the limitations of the specific calculation methodology applied. Client tax rates vary and may be different than the tax rates used in calculating the after-tax returns of the composite and the returns of the STW After-Tax Benchmark. Please see the benchmark disclosure below for details regarding each of the indices included in the STW After-Tax Benchmark.

3. THE BENCHMARK: On November 1, 2011, the Private Wealth Composite benchmark was changed from a blended benchmark composed of 40% Barclays Long State GO Index, 35% Barclays Municipal Bond Index and 25% Barclays US Long Government Bond Index to a new blended benchmark composed of 75% BofA Merrill Lynch US Municipal Large Cap Index and 25% Barclays US Long Government Bond Index as a result of a large number of composite members changing to the new blended benchmark. The BofA Merrill Lynch US Municipal Large Cap Index tracks the performance of large capitalization, US dollar denominated, investment-grade tax-exempt debt publicly issued by US states and territories in the US domestic market. Qualifying securities must have at least one year to final maturity, a fixed coupon, a minimum amount outstanding of $50 million and an investment-grade rating (based on an average of Moody's, S&P and Fitch). Qualifying securities must also be within five years of their original issue date. The Barclays US Long Government Bond Index is a market-capitalization weighted index that consists of all public obligations of the US Treasury and US government agencies, including quasi-federal corporations, and corporate or foreign debt guaranteed by the US government. All securities in the index must have a maturity of ten years or more and be fixed rate. BofA Merrill Lynch traders are the primary pricing source for the BofA Merrill Lynch Benchmark Indices. Barclays market makers (traders) are the primary pricing source for the Barclays Benchmark Indices, although the ultimate valuations also rely on other data inputs and models to derive a dollar price for all index-eligible securities. Third-party pricing sources are used in the verification process and when prices from Barclays market makers are unavailable. Any index referenced herein is a fully invested index that includes income and does not include any transaction costs, management fees or other costs. STW seeks to value all client holdings fairly and accurately. This generally means that STW values securities based on the prices at which securities are actually trading or at what STW believes is their fair value. STW prices securities using third-party pricing services and conducts daily price tolerance testing of all prices received. STW's Pricing Committee determines the fair value of securities that (i) fall outside of the tolerance tests, (ii) are not priced by one of the third-party services or (iii) are otherwise deemed to be materially mispriced. Within the investment-grade universe, portfolios managed by STW differ substantially from the indices presented, including with respect to the number and type of issuers and issues held, sector allocation and material characteristics. It is not possible to invest directly in an index.

4. DISPERSION: The dispersion of annual returns is measured by the equal-weighted standard deviation of annual gross portfolio returns represented within the composite for a full year. "N/m" in the table means that the composite dispersion percentage is not considered meaningful if the composite consists of five or fewer portfolios during the entire year. The three-year annualized standard deviation measures the variability of the composite and the benchmark over the preceding 36-month period. For the three-year period ending December 31, 2011, the annualized standard deviation is 6.3% for the composite and 6.5% for the benchmark.


5. FEES: The management fee will reduce client returns for performance results that are presented gross of fees. Investment management fees are based on the total market value, including accrued interest, of the assets under management as calculated by mutual agreement with the client. Actual fees are used in the calculation of net of fee returns. For tax-responsive or other loss and/or gain restricted mandates, fees are payable quarterly at the annual rate of: 0.3375% of the first $30 million; 0.2250% of the next $70 million; 0.1125% of the next $400 million; 0.0900% of the next $500 million and 0.0720% of the balance. STW generally combines assets of the same and related clients for purposes of determining fees. Fees are billed quarterly in advance or arrears. The following is a representative example of the effect management fees, compounded over time, could have on a client's portfolio. Assume a .25% annual fee deducted quarterly from an account with 5% annualized growth will result in a return of 4.7%, while the same account with 15% annualized growth will have a return of 14.7% .


6. For more information on this composite, see "Notes Applicable to All Composites."


NOTES APPLICABLE TO ALL COMPOSITES


1. None of the composites reflect all of the firm's assets under management. The Adviser's list of composite descriptions is available upon request by writing to STW Fixed Income Management, 6185 Carpinteria Avenue, Carpinteria, CA 93013 or stw@stw.com.


2. FIRM DEFINITION: STW Fixed Income Management LLC ("STW" or "Firm") is a specialty fixed income manager. Investment-grade fixed income value management is STW's only business. STW became a standalone company in 1985. STW is 100% owned by William H. Williams, Chief Executive Officer and Chief Investment Officer. Prior to forming his own firm, Mr. Williams was a partial owner of Starbuck, Tisdale & Williams, where he was responsible for fixed income and where he developed STW's investment philosophy and process. STW is a registered investment advisor under the US Investment Advisers Act of 1940. STW has two wholly owned subsidiaries which are included in the Firm definition, STW Fixed Interest Management Ltd. and STW International Ltd. The assets under management of these subsidiaries are part of the total Firm assets.


3. EXTERNAL CASH FLOWS: Effective January 1, 2010, STW uses temporary new accounts to hold significant client-directed external cash flows until they are invested according to the composite strategy or disbursed. For the purposes of the GIPS standards, an external cash flow is defined as capital (cash or investments) that enters or exits a portfolio. STW defines a significant client-directed external cash flow as (i) any client initiated withdrawals that exceed 30% of the market value of an account in a composite, and (ii) any client initiated additions or withdrawals that exceed 15% of the market value of an account in a composite and held in the account for more than three business days. Temporary new accounts are not included in any composite.

4. CALCULATION OF RATES OF RETURN: Valuations are calculated in accordance with STW's Pricing Policy and are computed in US dollars. Time-weighted account returns adjust for contributions and withdrawals and include both income and change in market value. Past performance is not indicative of future results. Future performance may be more or less than the performance shown. The returns reflected in the STW composites are calculated using an accrual performance measurement formula. This formula uses day-weighted cash flows, accruals and trade-date accounting. STW reports annualized, annual and periodic returns, from the composite inception, calculated on a monthly basis and geometrically linked. Monthly composite returns are calculated by weighting each account's monthly return based upon beginning market values. STW's policies for valuing portfolios, calculating performance and preparing compliant presentations are available upon request. For composites with performance prior to January 1, 1996, a modified version of the ICAA performance measurement formula was used. Under the modified formula, estimated annual income rather than actual income was used to determine the income component of the return.


5. Investing in the bond market is subject to certain risks including market, interest-rate, prepayment, issuer, credit and inflation risk.

PURCHASING, SELLING AND EXCHANGING FUND SHARES

This section tells you how to purchase, sell (sometimes called "redeem") and exchange Institutional Shares of the Funds.

Institutional Shares are for individual and institutional investors.

For information regarding the federal income tax consequences of transactions in shares of a Fund, including information about cost basis reporting, see "Taxes."

HOW TO PURCHASE FUND SHARES

To purchase shares directly from the Funds through their transfer agent, complete and send in the application. If you need an application or have questions, please call 1-855-STW-FUND (1-855-789-3863) or log on to the Funds' website at WWW.STWFUNDS.COM.


All investments must be made by check, Automated Clearing House (ACH) or wire. All checks must be made payable in US dollars and drawn on US financial institutions. The Funds do not accept purchases made by third-party checks, credit cards, credit card checks, cash, traveler's checks, money orders or cashier's checks.


The Funds reserve the right to suspend all sales of new shares or to reject any specific purchase order, including exchange purchases, for any reason. The Funds are not intended for short-term trading by shareholders in response to short-term market fluctuations. For more information about the Funds' policy on short-term trading, see "Excessive Trading Policies and Procedures."


The Funds do not generally accept investments by non-US persons. Non-US persons may be permitted to invest in the Funds subject to the satisfaction of enhanced due diligence. Please contact the Funds for more information.


BY MAIL

You can open an account with the Fund by sending a check and your account application to the address below. You can add to an existing account by sending the Fund a check and, if possible, the "Invest By Mail" stub that accompanies your statement. Be sure your check identifies clearly your name, your account number and the Fund's name. Make your check payable to "STW Funds."

REGULAR MAIL ADDRESS

STW Funds
P.O. Box 219009
Kansas City, MO 64121-9009

EXPRESS MAIL ADDRESS

STW Funds
c/o DST Systems, Inc.
430 West 7th Street
Kansas City, MO 64105-1407


BY WIRE

To open an account by wire, call 1-855-STW-FUND (1-855-789-3863) for details. To add to an existing account by wire, wire your money using the wiring instructions set forth below (be sure to include the Fund name and your account number).

WIRING INSTRUCTIONS

UMB Bank, N.A.
ABA#: 101000695
STW Funds
DDA# 9871063178
Ref: fund name/account name/account number

PURCHASES IN-KIND

Subject to the approval of the respective Fund, an investor may purchase shares of a Fund with liquid securities and other assets that are eligible for purchase by the Fund (consistent with the Fund's investment policies and restrictions) and that have a value that is readily ascertainable in accordance with the Funds' valuation policies. These transactions will be effected only if the Adviser deems the security to be an appropriate investment for the Fund. Assets purchased by a Fund in such a transaction will be valued in accordance with procedures adopted by the Funds. The Funds reserve the right to amend or terminate this practice at any time.

GENERAL INFORMATION

You may purchase shares on any day that the New York Stock Exchange (the "NYSE") is open for business (a "Business Day"). Shares cannot be purchased by Federal Reserve wire on days that either the NYSE or the Federal Reserve is closed. Each Fund's price per share will be the NAV next determined after the Fund or authorized institution receives your purchase order in proper form. "Proper form" means that the Funds were provided a complete and signed account application, including the investor's social security number, tax identification number, and other identification required by law or regulation, as well as sufficient purchase proceeds.

Each Fund calculates its NAV once each Business Day as of the close of normal trading on the NYSE (normally, 4:00 p.m., Eastern Time). To receive the current Business Day's NAV, a Fund or authorized institution must receive your purchase order in proper form before 4:00 p.m., Eastern Time. If the NYSE closes early -- such as on days in advance of certain holidays -- the Funds reserve the right to calculate NAV as of the earlier closing time. The Funds will not accept orders that request a particular day or price for the transaction or any other special conditions.

Shares will not be priced on days that the NYSE is closed for trading, including nationally observed holidays.

BUYING OR SELLING SHARES THROUGH A FINANCIAL INTERMEDIARY

In addition to being able to buy and sell Fund shares directly from a Fund through its transfer agent, you may also buy or sell shares of a Fund through accounts with financial intermediaries such as brokers and other institutions that are authorized to place trades in Fund shares for their customers. When you purchase or sell Fund shares through a financial intermediary (rather than directly from a Fund), you may have to transmit your purchase and sale requests to the financial intermediary at an earlier time for your transaction to become effective that day. This allows the financial intermediary time to process your requests and transmit them to a Fund prior to the time a Fund calculates its NAV that day. Your financial intermediary is responsible for transmitting all purchase and redemption requests, investment information, documentation and money to a Fund on time. If your financial intermediary fails to do so, it may be responsible for any resulting fees or losses. Unless your financial intermediary is an authorized institution (defined below), orders transmitted by the financial intermediary and received by a Fund after the time NAV is calculated for a particular day will receive the following day's NAV.

Certain financial intermediaries, including certain broker-dealers and shareholder organizations, are authorized to act as agent on behalf of a Fund with respect to the receipt of purchase and redemption requests for Fund shares ("authorized institutions"). These requests are executed at the NAV next determined after the authorized institution receives the request if transmitted to a Fund's transfer agent in accordance with the Fund's procedures and applicable law. To determine whether your financial intermediary is an authorized institution such that it may act as agent on behalf of a Fund with respect to purchase and redemption requests for Fund shares, you should contact them directly.

If you deal directly with a financial intermediary, you will have to follow their procedures for transacting with a Fund. Your financial intermediary may charge a fee for your purchase and/or redemption transactions. For more information about how to purchase or sell Fund shares through a financial intermediary, you should contact your authorized institution directly.

HOW THE FUNDS CALCULATE NAV

NAV for one Fund share is the value of that share's portion of the net assets of the Fund. In calculating NAV, each Fund generally values its investment portfolio at market price. If market prices are not readily available or a Fund reasonably believes that they are unreliable, such as in the case of a security value that has been materially affected by events occurring after the relevant market closes, the Fund is required to price those securities at fair value as determined in good faith using methods approved by the Funds' Board. Pursuant to the policies adopted by, and under the ultimate supervision of the Funds' Board, these methods are implemented through the Funds' Fair Value Pricing Committee, members of which are appointed by the Board. A Fund's determination of a security's fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value that the Fund assigns to a security may be higher or lower than the security's value would be if a reliable market quotation for the security was readily available.

When valuing fixed income securities with remaining maturities of more than 60 days, the Fund uses the value of the security provided by pricing services. The values provided by a pricing service may be based upon market quotations for the same security, securities expected to trade in a similar manner or a pricing matrix. When valuing fixed income securities with remaining maturities of 60 days or less, the Fund uses the security's amortized cost. Amortized cost and the use of a pricing matrix in valuing fixed income securities are forms of fair value pricing. Securities, options, futures contracts and other assets (including swap agreements) for which market quotations are not readily available will be valued at their fair value as determined in good faith by or under the direction of the Board.

MINIMUM PURCHASES

You can open an account with the Funds with a minimum initial investment of $1,000,000. The minimum amount for subsequent investments is $100,000. Each Fund may accept initial or subsequent investments of smaller amounts in its sole discretion. The Fund reserves the right to waive the minimum initial investment and the minimum account value in its sole discretion.

FUND CODES

The reference information listed below will be helpful to you when you contact the Funds to purchase Institutional Shares of a Fund, check daily NAV or obtain additional information.

-------------------------------------------------------------------------------------------------
FUND NAME                                     TICKER SYMBOL          CUSIP              FUND CODE
-------------------------------------------------------------------------------------------------
STW SHORT DURATION INVESTMENT-GRADE BOND FUND     STWSX            00764Q736               8632
STW CORE INVESTMENT-GRADE BOND FUND               STWIX            00764Q728               8634
STW LONG DURATION INVESTMENT-GRADE BOND FUND      STWLX            00764Q694               8636
STW BROAD TAX-AWARE VALUE BOND FUND               STWTX            00764Q710               8630
-------------------------------------------------------------------------------------------------

HOW TO SELL YOUR FUND SHARES

If you own your shares directly, you may sell your shares on any Business Day by contacting the Funds directly by mail or telephone at 1-855-STW-FUND (1-855-789-3863).

If you own your shares through an account with a broker or other institution, contact that broker or institution to sell your shares. Your broker or institution may charge a fee for its services in addition to the fees charged by the Funds.

If you would like to have your sales proceeds, including proceeds generated as a result of closing your account, sent to a third party or an address other than your own, please notify the Funds in writing.


Certain redemption requests will require a signature guarantee by an eligible guarantor institution. Eligible guarantors include commercial banks, savings and loans, savings banks, trust companies, credit unions, member firms of a national stock exchange, or any other member or participant of an approved signature guarantor program. For example, signature guarantees may be required if your address of record has changed in the last 30 days, you want the proceeds sent to a bank other than the bank of record on your account, or if you ask that the proceeds be sent to a different person or address. Please note that a notary public is not an acceptable provider of a signature guarantee and that we must be provided with the original guarantee. Signature guarantees are for the protection of our shareholders. Before it grants a redemption request, a Fund may require a shareholder to furnish additional legal documents to insure proper authorization.

Accounts held by a corporation, trust, fiduciary or partnership, may require additional documentation along with a signature guaranteed letter of instruction. The Funds participate in the Paperless Legal Program (the "Program"), which eliminates the need for accompanying paper documentation on legal securities transfers. Requests received with a Medallion Signature Guarantee will be reviewed for the proper criteria to meet the guidelines of the Program and may not require additional documentation. Please contact Shareholder Services at 1-855-STW-FUND (1-855-789-3863) for more information.


The sale price will be the NAV next determined after the Funds receive your request.

RECEIVING YOUR MONEY

Normally, the Funds will send your sale proceeds within seven days after the Funds receive your request. Your proceeds can be wired to your bank account (may be subject to a $10 fee), sent to you by check or sent via Automated Clearing House (ACH) to your bank account once you have established banking instructions with the Funds. IF YOU ARE SELLING SHARES THAT WERE RECENTLY PURCHASED BY CHECK OR THROUGH ACH, REDEMPTION PROCEEDS MAY NOT BE AVAILABLE UNTIL YOUR CHECK HAS CLEARED OR THE ACH TRANSACTION HAS BEEN COMPLETED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE).

REDEMPTIONS IN KIND

The Funds generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise and for the protection of the Funds' remaining shareholders, the Funds might pay all or part of your redemption proceeds in securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were, you would have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption. In addition, you would continue to be subject to the risks of any market fluctuation in the value of the securities you receive in kind until they are sold.

INVOLUNTARY REDEMPTIONS OF YOUR SHARES

Shareholders must maintain a minimum account value of at least $100,000. If your account balance drops below $100,000 because of redemptions, you may be required to sell your shares. The Funds generally will provide you at least 60 days' written notice to give you sufficient time to add to your account and avoid the involuntary redemption of your shares. The Funds reserve the right to waive the minimum account value in their sole discretion.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES

The Funds may suspend your right to sell your shares during times when trading on the NYSE is restricted or halted, or otherwise as permitted by the SEC. More information about this is in the SAI.

HOW TO EXCHANGE FUND SHARES

At no charge, you may exchange Institutional Class Shares of one STW Fund for Institutional Class Shares of another STW Fund by writing to or calling the Funds. You may only exchange shares between accounts with identical registrations (i.e., the same names and addresses).

The exchange privilege is not intended as a vehicle for short-term or excessive trading. The Funds may suspend or terminate your exchange privilege if you engage in a pattern of exchanges that is excessive, as determined in the sole discretion of the Funds. For more information about the Funds' policy on excessive trading, see "Excessive Trading Policies and Procedures."

TELEPHONE TRANSACTIONS

Purchasing, selling and exchanging Fund shares over the telephone is extremely convenient, but not without risk. Although the Funds have certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Funds are not responsible for any losses or costs incurred by following telephone instructions they reasonably believe to be genuine. If you or your financial institution transact with the Funds over the telephone, you will generally bear the risk of any loss.

SHAREHOLDER SERVICING ARRANGEMENTS

The Funds may compensate financial intermediaries for providing a variety of services to shareholders. Financial intermediaries include affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies and any other institution having a service, administration, or any similar arrangement with the Funds, their service providers or their respective affiliates. This section and the following section briefly describe how financial intermediaries may be paid for providing these services.


The Funds generally pay financial intermediaries a fee that is based on the assets of each Fund that are attributable to investments by customers of the financial intermediary. The services for which financial intermediaries are compensated may include recordkeeping, transaction processing for shareholders' accounts and other shareholder services. In addition to these payments, your financial intermediary may charge you account fees, transaction fees for buying or redeeming shares of the Funds, or other fees for servicing your account. Your financial intermediary should provide a schedule of its fees and services to you upon request. The Funds do not pay these service fees on shares purchased directly. In addition to payments made directly to financial intermediaries by the Funds, the Adviser or its affiliates may, at their own expense, pay financial intermediaries for these and other services to Fund shareholders, as described in the section below.


PAYMENTS TO FINANCIAL INTERMEDIARIES

From time to time, the Adviser and/or its affiliates, in their discretion, may make payments to certain affiliated or unaffiliated financial intermediaries to compensate them for the costs associated with distribution, marketing, administration and shareholder servicing support. These payments are sometimes characterized as "revenue sharing" payments and are made out of the Adviser's and/or its affiliates' own legitimate profits or other resources, and are not paid by the Funds. A financial intermediary may provide these services with respect to Fund shares sold or held through programs such as retirement plans, qualified tuition programs, fund supermarkets, fee-based advisory or wrap fee programs, bank trust programs, and insurance (e.g., individual or group annuity) programs. In addition, financial intermediaries may receive payments for making shares of the Funds available to their customers or registered representatives, including providing the Funds with "shelf space," placing it on a preferred or recommended fund list or promoting the Funds in certain sales programs that are sponsored by financial intermediaries. To the extent permitted by SEC and Financial Industry Regulatory Authority ("FINRA") rules and other applicable laws and regulations, the Adviser and/or its affiliates may pay or allow other promotional incentives or payments to financial intermediaries. For more information please see "Payments to Financial Intermediaries" in the Funds' SAI.

The level of payments to individual financial intermediaries varies in any given year and may be negotiated on the basis of sales of Fund shares, the amount of Fund assets serviced by the financial intermediary or the quality of the financial intermediary's relationship with the Adviser and/or its affiliates. These payments may be more or less than the payments received by the financial intermediaries from other mutual funds and may influence a financial intermediary to favor the sales of certain funds or share classes over others. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments will not change the net asset value or price of the Funds' shares. Please contact your financial intermediary for information about any payments it may receive in connection with the sale of Fund shares or the provision of services to Fund shareholders, as well as information about any fees and/or commissions it charges.

OTHER POLICIES

EXCESSIVE TRADING POLICIES AND PROCEDURES

The Funds are intended for long-term investment purposes only and discourage shareholders from engaging in "market timing" or other types of excessive short-term trading. This frequent trading into and out of the Funds may present risks to the Funds' long-term shareholders and could adversely affect shareholder returns. The risks posed by frequent trading include interfering with the efficient implementation of the Funds' investment strategies, triggering the recognition of taxable gains and losses on the sale of Fund investments, requiring the Funds to maintain higher cash balances to meet redemption requests and experiencing increased transaction costs.

The Funds' service providers will take steps reasonably designed to detect and deter frequent trading by shareholders pursuant to the Funds' policies and procedures described in this prospectus and approved by the Funds' Board. For purposes of applying these policies, the Funds' service providers may consider the trading history of accounts under common ownership or control. The Funds' policies and procedures include:


o Shareholders are restricted from making more than four "round trips," including exchanges into or out of any Fund per calendar year. If a shareholder exceeds this amount, the Funds and/or their service providers may, at their discretion, reject any additional purchase orders. The Funds define a "round trip" as a purchase into a Fund by a shareholder, followed by a subsequent redemption out of the Fund, of an amount the Adviser reasonably believes would be harmful or disruptive to the Fund.

o Each Fund reserves the right to reject any purchase request by any investor or group of investors for any reason without prior notice, including, in particular, if the Fund or the Adviser reasonably believes that the trading activity would be harmful or disruptive to the Fund.


The Funds and/or their service providers seek to apply these policies to the best of their abilities uniformly and in a manner they believe is consistent with the interests of the Funds' long-term shareholders. The Funds do not knowingly accommodate frequent purchases and redemptions by Fund shareholders. Although these policies are designed to deter frequent trading, none of these measures alone nor all of them taken together eliminate the possibility that frequent trading in the Funds will occur.

Financial intermediaries (such as investment advisers and broker-dealers) often establish omnibus accounts in the Funds for their customers through which transactions are placed. In accordance with Rule 22c-2 under the Investment Company Act of 1940, as amended, the Funds have entered into information sharing agreements with certain financial intermediaries. Under these agreements, a financial intermediary is obligated to: (1) enforce during the term of the agreement, the Funds', or in certain instances, the financial intermediary's market-timing policy; (2) furnish the Funds, upon their request, with information regarding customer trading activities in shares of the Funds and (3) enforce the Funds', or in certain instances, the financial intermediary's market-timing policy with respect to customers identified by the Funds as having engaged in market timing. When information regarding transactions in the Funds' shares is requested by a Fund and such information is in the possession of a person that is itself a financial intermediary to a financial intermediary (an "indirect intermediary"), any financial intermediary with whom the Funds have an information sharing agreement is obligated to obtain transaction information from the indirect intermediary or, if directed by the Funds, to restrict or prohibit the indirect intermediary from purchasing shares of the Funds on behalf of other persons. Please contact your financial intermediary for more information.

CUSTOMER IDENTIFICATION AND VERIFICATION

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means to you: When you open an account, the Funds will ask your name, address, date of birth, and other information that will allow the Funds to identify you. This information is subject to verification to ensure the identity of all persons opening a mutual fund account.

The Funds are required by law to reject your new account application if the required identifying information is not provided.

In certain instances, the Funds are required to collect documents to fulfill their legal obligation. Documents provided in connection with your application will be used solely to establish and verify a customer's identity.

Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker. If this information cannot be obtained within a reasonable timeframe established in the sole discretion of the Funds, your application will be rejected.

Upon receipt of your application in proper form (or upon receipt of all identifying information required on the application), your investment will be accepted and your order will be processed at the next-determined NAV per share.

The Funds reserve the right to close or liquidate your account at the NAV next-determined and remit proceeds to you via check if they are unable to verify your identity. Attempts to verify your identity will be performed within a reasonable timeframe established in the sole discretion of the Funds. Further, the Funds reserve the right to hold your proceeds until your original check clears the bank, which may take up to 15 days from the date of purchase. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

ANTI-MONEY LAUNDERING PROGRAM

Customer identification and verification is part of the Funds' overall obligation to deter money laundering under federal law. The Funds have adopted an anti-money laundering compliance program designed to prevent the Funds from being used for money laundering or the financing of illegal activities. In this regard, the Funds reserve the right to: (i) refuse, cancel or rescind any purchase or exchange order; (ii) freeze any account and/or suspend account services or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Funds or in cases when the Funds are requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Funds are required to withhold such proceeds.

DIVIDENDS AND DISTRIBUTIONS

The Funds distribute their net investment income monthly and make distributions of their net realized capital gains, if any, at least annually. If you own Fund shares on a Fund's record date, you will be entitled to receive the distribution.

You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Funds in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Funds receive your written notice. To cancel your election, simply send the Funds written notice.

TAXES

PLEASE CONSULT YOUR TAX ADVISOR REGARDING YOUR SPECIFIC QUESTIONS ABOUT FEDERAL, STATE AND LOCAL INCOME TAXES. Below is a summary of some important tax issues that affect the Funds and their shareholders. This summary is based on current tax laws, which may change.

Each Fund will distribute substantially all of its net investment income and net realized capital gains, if any. The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation. Distributions you receive from each Fund may be taxable whether or not you reinvest them. Dividend distributions and distributions of short-term capital gains are generally taxable at ordinary income tax rates. Distributions of long-term capital gains and distributions of qualified dividend income are generally taxable at the rates applicable to long-term capital gains.

Each sale of Fund shares may be a taxable event. For tax purposes, an exchange of your Fund shares for shares of a different fund is the same as a sale. The gain or loss on the sale of Fund shares generally will be treated as a short term capital gain or loss if you held the shares for 12 months or less or a long-term capital gain or loss if you held the shares for longer.

The Funds (or their administrative agent) must report to the Internal Revenue Service ("IRS") and furnish to Fund shareholders cost basis information for Fund shares purchased on or after January 1, 2012, and sold on or after that date. In addition to reporting the gross proceeds from the sale of Fund shares, a Fund will also be required to report the cost basis information for such shares and indicate whether these shares had a short-term or long-term holding period. For each sale of Fund shares, a Fund will permit shareholders to elect from among several IRS-accepted cost basis methods, including average cost. In the absence of an election, a Fund will use the average basis method as the default cost basis method. The cost basis method elected by a Fund shareholder (or the cost basis method applied by default) for each sale of Fund shares may not be changed after the settlement date of each such sale of Fund shares. Fund shareholders should consult with their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how the new cost basis reporting law applies to them.


Because a Fund may invest in foreign securities it may be subject to foreign withholding taxes with respect to dividends or interest that the Fund receives from sources in foreign countries. The Fund may be able to make an election to pass along a tax credit for foreign income taxes it pays. The Fund will notify you if it makes this decision.

Recent legislation effective beginning in 2013 provides that US individuals with income exceeding $200,000 ($250,000 if married and filing jointly) will be subject to a new 3.8% Medicare contribution tax on their "net investment income," including interest, dividends, and capital gains (including capital gains realized on the sale or exchange of Fund shares).


MORE INFORMATION ABOUT TAXES IS IN THE SAI.

FINANCIAL HIGHLIGHTS


The tables that follow present performance information about the STW Long Duration Investment-Grade Bond and STW Broad Tax-Aware Value Bond Funds. The information is intended to help you understand the Funds' financial performance for the period of the Funds' operations. Some of this information reflects financial information for a single Fund share. The total return in the table represents the rate that you would have earned (or lost) on an investment in the Funds, assuming you reinvested all of your dividends and distributions. The information provided below has been audited by Ernst & Young LLP, independent registered public accounting firm for the Funds. The financial statements and the unqualified opinion of Ernst & Young LLP are included in the 2012 Annual Report of the Funds, which is available upon request by calling
1-855-STW-FUND (1-855-789-3863).

As of July 31, 2012, the STW Short Duration Investment-Grade Bond and STW Core Investment-Grade Bond Funds had not yet commenced operations.

--------------------------------------------------------------------------------
STW LONG DURATION INVESTMENT-GRADE BOND FUND       PERIOD ENDED JULY 31, 2012(1)
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                         $10.00
                                                             ------
Income (loss) from Operations:
  Net Investment Income(2)                                     0.40
  Net Realized and Unrealized Gain on Investments              1.23
                                                             ------
     Total From Operations                                     1.63
                                                             ------
Dividends and Distributions from:
  Net Investment Income                                       (0.40)
  Net Realized Gains                                          (0.12)
                                                             ------
Total Dividends and Distributions                             (0.52)

Net Asset Value, End of Period                               $11.11
                                                             ======
Total Return+                                                 16.87%
                                                             ======

Ratios and Supplemental Data
  Net Assets, End of Period (Thousands)                     $49,226
  Ratio of Expenses to Average Net Assets (including
    waivers and reimbursements, excluding fees paid            0.46%*
    indirectly)
  Ratio of Expenses to Average Net Assets (excluding           0.97%*
    waivers, reimbursements, and fees paid indirectly)
  Ratio of Net Investment Income to Average Net                4.74%*
    Assets
  Portfolio Turnover Rate                                      66%**


+    Total Return is for the period indicated and has not been annualized.
     Total return would have been lower had certain expenses not been waived and reimbursed by the Adviser during the period. The return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(1)  Commenced operations on October 3, 2011.

(2)  Per share data calculated using average shares method.

*    Annualized.

**   Not annualized.

--------------------------------------------------------------------------------
STW BROAD TAX-AWARE VALUE BOND FUND                PERIOD ENDED JULY 31, 2012(1)
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                         $10.00
                                                             ------

Income (loss) from Operations:
  Net Investment Income(2)                                     0.31
  Net Realized and Unrealized Gain on Investments              0.92
                                                             ------
     Total From Operations                                     1.23
                                                             ------
Dividends and Distributions from:
Net Investment Income                                         (0.30)
Net Realized Gains                                               -- (3)
                                                             ------
Total Dividends and Distributions                             (0.30)

Net Asset Value, End of Period                               $10.93
                                                             ======
Total Return+                                                 12.52%
                                                             ======
Ratios and Supplemental Data
  Net Assets, End of Period (Thousands)                     $105,825
  Ratio of Expenses to Average Net Assets (including
    waivers and reimbursements, excluding fees paid            0.46%*
    indirectly)
  Ratio of Expenses to Average Net Assets (excluding           0.78%*
    waivers, reimbursements, and fees paid indirectly)
  Ratio of Net Investment Income to Average Net                3.57%*
    Assets
  Portfolio Turnover Rate                                      43%**



+ Total Return is for the period indicated and has not been annualized. Total return would have been lower had certain expenses not been waived and reimbursed by the Adviser during the period. The return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(1)  Commenced operations on October 3, 2011.

(2)  Per share data calculated using average shares method.

(3)  Amount represents less than $0.01 per share.

*    Annualized.

**   Not annualized.


Amounts designated as " -- " are either $0 or round to $0.

                       THE ADVISORS' INNER CIRCLE FUND II

                                   STW FUNDS

INVESTMENT ADVISER

STW Fixed Income Management LLC
6185 Carpinteria Avenue
Carpinteria, California 93013

DISTRIBUTOR

SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 19456

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP

MORE INFORMATION ABOUT THE FUND IS AVAILABLE, WITHOUT CHARGE, THROUGH THE
FOLLOWING:


STATEMENT OF ADDITIONAL INFORMATION ("SAI"): The SAI, dated November 28, 2012, includes detailed information about the STW Funds and The Advisors' Inner Circle Fund II. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.


ANNUAL AND SEMI-ANNUAL REPORTS: These reports list the Funds' holdings and contain information from the Adviser about investment strategies, and recent market conditions and trends and their impact on the Fund performance. The reports also contain detailed financial information about the Funds.

TO OBTAIN AN SAI, ANNUAL OR SEMI-ANNUAL REPORT, OR MORE INFORMATION:

BY TELEPHONE: 1-855-STW-FUND (1-855-789-3863)


BY MAIL:      STW Funds
              P.O. Box 219009
              Kansas City, Missouri 64121-9009

BY INTERNET:  WWW.STWFUNDS.COM

FROM THE SEC: You can also obtain the SAI or the Annual and Semi-Annual Reports, as well as other information about The Advisors' Inner Circle Fund II, from the EDGAR Database on the SEC's website at: HTTP://WWW.SEC.GOV. You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-551-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: U.S. Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-1520. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: PUBLICINFO@SEC.GOV.


THE ADVISORS' INNER CIRCLE FUND II'S INVESTMENT COMPANY ACT REGISTRATION NUMBER IS 811-07102.



                                                                 STW-PS-001-0200

--------------------------------------------------------------------------------
                         STW FIXED INCOME MANAGEMENT LLC
--------------------------------------------------------------------------------


                      STATEMENT OF ADDITIONAL INFORMATION


--------------------------------------------------------------------------------
                 STW SHORT DURATION INVESTMENT-GRADE BOND FUND
                              Ticker Symbol: STWSX

                      STW CORE INVESTMENT-GRADE BOND FUND
                              Ticker Symbol: STWIX

                  STW LONG DURATION INVESTMENT-GRADE BOND FUND
                              Ticker Symbol: STWLX

                      STW BROAD TAX-AWARE VALUE BOND FUND
                              Ticker Symbol: STWTX
--------------------------------------------------------------------------------

              EACH A SERIES OF THE ADVISORS' INNER CIRCLE FUND II


                               November 28, 2012


                              INVESTMENT ADVISER:
                        STW Fixed Income Management LLC


This Statement of Additional Information ("SAI") is not a prospectus. This SAI is intended to provide additional information regarding the activities and operations of The Advisors' Inner Circle Fund II (the "Trust") and the STW Short Duration Investment-Grade Bond Fund, STW Core Investment-Grade Bond Fund, STW Long Duration Investment-Grade Bond Fund and STW Broad Tax-Aware Value Bond Fund (each a "Fund" and together, the "Funds"). This SAI is incorporated by reference into and should be read in conjunction with the Funds' prospectus dated November 28, 2012 (the "Prospectus"). Capitalized terms not defined herein are defined in the Prospectus. The Funds' financial statements and financial highlights, including notes thereto, and the report of Ernst & Young LLP for the fiscal year ended July 31, 2012 are contained in the 2012 Annual Report to the shareholders and are incorporated by reference into and are deemed to be part of this SAI. Shareholders may obtain a Prospectus free of charge by writing to the Trust at STW Funds, PO Box 219009, Kansas City, Missouri 64121-9009 or by calling 1-855-STW-FUND (1-855-789-3863).

                               TABLE OF CONTENTS

                                                                            PAGE
THE TRUST .................................................................   1
DESCRIPTION OF PERMITTED INVESTMENTS ......................................   1
INVESTMENT LIMITATIONS ....................................................   29
THE ADVISER ...............................................................   31
THE PORTFOLIO MANAGERS ....................................................   32
THE ADMINISTRATOR .........................................................   33
THE DISTRIBUTOR ...........................................................   34
PAYMENTS TO FINANCIAL INTERMEDIARIES ......................................   35
THE TRANSFER AGENT ........................................................   35
THE CUSTODIAN .............................................................   35
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM .............................   35
LEGAL COUNSEL .............................................................   36
TRUSTEES AND OFFICERS OF THE TRUST ........................................   36
PURCHASING AND REDEEMING SHARES ...........................................   44
DETERMINATION OF NET ASSET VALUE ..........................................   45
TAXES .....................................................................   46
FUND TRANSACTIONS .........................................................   50
PORTFOLIO HOLDINGS ........................................................   52
DESCRIPTION OF SHARES .....................................................   53
SHAREHOLDER LIABILITY .....................................................   53
LIMITATION OF TRUSTEES' LIABILITY .........................................   54
PROXY VOTING ..............................................................   54
CODE OF ETHICS ............................................................   54
5% AND 25% SHAREHOLDERS ...................................................   54
APPENDIX A -- RATINGS .....................................................  A-1
APPENDIX B -- PROXY VOTING POLICIES AND PROCEDURES ........................  B-1


NOVEMBER 28, 2012                                                STW-SX-001-0200

THE TRUST


GENERAL. Each Fund is a separate series of the Trust. The Trust is an open-end investment management company established under Massachusetts law as a Massachusetts voluntary association (commonly known as a business trust) under a Declaration of Trust dated July 24, 1992, as amended and restated February 18, 2004 and August 10, 2004 and amended May 15, 2012. The Declaration of Trust permits the Trust to offer separate series ("funds") of shares of beneficial interest ("shares"). The Trust reserves the right to create and issue shares of additional funds. Each fund is a separate mutual fund, and each share of each fund represents an equal proportionate interest in that fund. All consideration received by the Trust for shares of any fund and all assets of such fund belong solely to that fund and would be subject to liabilities related thereto. Each Fund pays its (i) operating expenses, including fees of its service providers, expenses of preparing prospectuses, proxy solicitation material and reports to shareholders, costs of custodial services and registering its shares under federal and state securities laws, pricing and insurance expenses, brokerage costs, interest charges, taxes and organization expenses, and (ii) pro rata share of the Fund's other expenses, including audit and legal expenses. Expenses attributable to a specific fund shall be payable solely out of the assets of that fund. Expenses not attributable to a specific fund are allocated across all of the funds on the basis of relative net assets. The other funds of the Trust are described in one or more separate Statements of Additional Information.


VOTING RIGHTS. Each shareholder of record is entitled to one vote for each share held on the record date for the meeting. Each Fund will vote separately on matters relating solely to it. As a Massachusetts voluntary association, the Trust is not required, and does not intend, to hold annual meetings of shareholders. Approval of shareholders will be sought, however, for certain changes in the operation of the Trust and for the election of trustees under certain circumstances. Under the Declaration of Trust, the trustees have the power to liquidate the Funds without shareholder approval. While the trustees have no present intention of exercising this power, they may do so if a Fund fails to reach a viable size within a reasonable amount of time or for such other reasons as may be determined by the Trust's Board of Trustees (each, a "Trustee" and collectively, the "Board").

In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

DESCRIPTION OF PERMITTED INVESTMENTS

Each Fund's investment objective and principal investment strategies are described in its Prospectus. Each Fund is classified as a "diversified" investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The following information supplements, and should be read in conjunction with, the Prospectus. The following are descriptions of permitted investments and investment practices of the Funds and the associated risk factors. Each Fund will only invest in any of the following instruments or engage in any of the following investment practices if such investment or activity is consistent with the Fund's investment objective and as permitted by its stated investment policies.

FIXED INCOME SECURITIES

Fixed income securities, otherwise known as debt securities, consistent primarily of debt obligations issued by governments, corporations, municipalities and other borrowers, but may also include structured securities that provide for participation interests in debt obligations. Issuers use debt securities to borrow money from investors. Most debt securities promise a variable or fixed rate of return and repayment of the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest and are purchased at a discount from their face value.

TYPES OF DEBT SECURITIES:


US GOVERNMENT SECURITIES -- The Funds may invest in US Government securities. Securities issued or guaranteed by the US Government or its agencies or instrumentalities include US Treasury securities, which are backed by the full faith and credit of the US Treasury and which differ only in their interest rates, maturities, and times of issuance. US Treasury bills have initial maturities of one year or less; US Treasury notes have initial maturities of one to ten years; and US Treasury bonds generally have initial maturities of greater than ten years. Certain US Government securities are issued or guaranteed by agencies or instrumentalities of the US Government including, but not limited to, obligations of US Government agencies or instrumentalities such as Fannie Mae, the Government National Mortgage Association ("Ginnie Mae"), the Small Business Administration, the Federal Farm Credit Administration, the Federal Home Loan Banks, Banks for Cooperatives (including the Central Bank for Cooperatives), the Federal Land Banks, the Federal Intermediate Credit Banks, the Tennessee Valley Authority, the Export-Import Bank of the United States, the Commodity Credit Corporation, the Federal Financing Bank, the Student Loan Marketing Association, the National Credit Union Administration and the Federal Agricultural Mortgage Corporation (Farmer Mac).

Some obligations issued or guaranteed by US Government agencies and instrumentalities, including, for example, Ginnie Mae pass-through certificates, are supported by the full faith and credit of the US Treasury. Other obligations issued by or guaranteed by federal agencies, such as those securities issued by Fannie Mae, are supported by the discretionary authority of the US Government to purchase certain obligations of the federal agency, while other obligations issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the US Treasury, while the US Government provides financial support to such US Government-sponsored federal agencies, no assurance can be given that the US Government will always do so, since the US Government is not so obligated by law. US Treasury notes and bonds typically pay coupon interest semi-annually and repay the principal at maturity.

On September 7, 2008, the US Treasury announced a federal takeover of Fannie Mae, and Freddie Mac, placing the two federal instrumentalities in conservatorship. Under the takeover, the US Treasury agreed to acquire $1 billion of senior preferred stock of each instrumentality and obtained warrants for the purchase of common stock of each instrumentality (the "Senior Preferred Stock Purchase Agreement" or "Agreement"). Under the Agreement, the US Treasury pledged to provide up to $200 billion per instrumentality as needed, including the contribution of cash capital to the instrumentalities in the event their liabilities exceed their assets. This was intended to ensure that the instrumentalities maintain a positive net worth and meet their financial obligations, preventing mandatory triggering of receivership. On December 24, 2009, the US Treasury announced that it was amending the Agreement to allow the $200 billion cap on the US Treasury's funding commitment to increase as necessary to accommodate any cumulative reduction in net worth over the next three years. As a result of this Agreement, the investments of holders, including the Funds, of mortgage-backed securities and other obligations issued by Fannie Mae and Freddie Mac are protected through 2012.

While the U.S. Treasury is committed to offset negative equity at Fannie Mae and Freddie Mac through its preferred stock purchases through 2012, no assurance can be given that the initiatives discussed above will ensure that Fannie Mae and Freddie Mac will remain successful in meeting their obligations with respect to the debt and mortgage-backed securities they issue beyond that date. In addition, Fannie Mae and Freddie Mac are also the subject of several continuing class action lawsuits and investigations by federal regulators over certain accounting, disclosure or corporate governance matters, which (along with any resulting financial restatements) may adversely affect the guaranteeing entities. Importantly, the future of the entities is in serious question as the U.S. Government reportedly is considering multiple options, ranging from nationalization, privatization, consolidation, or abolishment of the entities.

CORPORATE BONDS -- Corporations issue bonds and notes to raise money for working capital or for capital expenditures such as plant construction, equipment purchases and expansion. In return for the money loaned to the corporation by investors, the corporation promises to pay investors interest, and repay the principal amount of the bond or note.

MORTGAGE-BACKED SECURITIES -- Mortgage-backed securities are interests in pools of mortgage loans that various governmental, government-related and private organizations assemble as securities for sale to investors. Unlike most debt securities, which pay interest periodically and repay principal at maturity or on specified call dates, mortgage-backed securities make monthly payments that consist of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Since homeowners usually have the option of paying either part or all of the loan balance before maturity, the effective maturity of a mortgage-backed security is often shorter than is stated.

Governmental entities, private insurers and mortgage poolers may insure or guarantee the timely payment of interest and principal of these pools through various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. Each Fund's investment managers will consider such insurance and guarantees and the creditworthiness of the issuers thereof in determining whether a mortgage-related security meets its investment quality standards. It is possible that the private insurers or guarantors will not meet their obligations under the insurance policies or guarantee arrangements.

Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

RISKS OF MORTGAGE-BACKED SECURITIES -- Yield characteristics of mortgage-backed securities differ from those of traditional debt securities in a variety of ways, the most significant differences of mortgage-backed securities are:

     o payments of interest and principal are more frequent (usually monthly); and

     o falling interest rates generally cause individual borrowers to pay off their mortgage earlier than expected, which results in prepayments of principal on the securities, thus forcing a Fund to reinvest the money at a lower interest rate.

In addition to risks associated with changes in interest rates described in "Factors Affecting the Value of Debt Securities," a variety of economic, geographic, social and other factors, such as the sale of the underlying property, refinancing or foreclosure, can cause investors to repay the loans underlying a mortgage-backed security sooner than expected. If the prepayment rates increase, a Fund may have to reinvest its principal at a rate of interest that is lower than the rate on existing mortgage-backed securities.

MUNICIPAL SECURITIES -- Municipal securities include general obligation notes, tax anticipation notes, revenue anticipation notes, bond anticipation notes, certificates of indebtedness, demand notes and construction loan notes. Municipal bonds include general obligation bonds, revenue or special obligation bonds, private activity and industrial development bonds, and participation interests in municipal bonds.

General obligation bonds and revenue bonds are debt instruments issued by states and local governments to raise funds for public works. General obligation bonds are backed by the taxing power of the issuing municipality. Revenue bonds are backed by the revenues of a project or facility; tolls from a toll bridge for example. Certificates of participation represent an interest in an underlying obligation or commitment such as an obligation issued in connection with a leasing arrangement. The payment of principal and interest on private activity and industrial development bonds generally is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

Private activity bonds are issued by or on behalf of states or political subdivisions thereof to finance privately owned or operated facilities for business and manufacturing, housing, sports and pollution control and to finance activities of and facilities for charitable institutions. Private activity bonds are also used to finance public facilities such as airports, mass transit systems, ports parking and low income housing. The payment of the principal and interest on private activity bonds is dependent solely on the ability of the facility's user to meet its financial obligations and may be secured by a pledge of real and personal property so financed.

Tax-exempt commercial paper will be limited to investments in obligations which are rated at least A-2 by Standard & Poor's Rating Service ("S&P") or Prime-2 by Moody's Investors Services ("Moody's") at the time of investment or which are of equivalent quality as determined by the Adviser.

Other types of tax-exempt instruments include floating rate notes. Investments in such floating rate instruments will normally involve industrial development or revenue bonds which provide that the rate of interest is set as a specific percentage of a designated base rate (such as the prime rate) at a major commercial bank, and that a Fund can demand payment of the obligation at all times or at stipulated dates on short notice (not to exceed 30 days) at par plus accrued interest. A Fund may use the longer of the period required before the Fund is entitled to prepayment under such obligations or the period remaining until the next interest rate adjustment date for purposes of determining the maturity. Such obligations are frequently secured by letters of credit or other credit support arrangements provided by banks. The quality of the underlying credit or of the bank, as the case may be, must in the Adviser's opinion be equivalent to the long-term bond or commercial paper ratings stated above. Each Fund's investment managers will monitor the earning power, cash flow and liquidity ratios of the issuers of such instruments and the ability of an issuer of a demand instrument to pay principal and interest on demand. The Adviser may purchase other types of tax-exempt instruments as long as they are of a quality equivalent to the bond ratings in the Appendix or commercial paper ratings stated above.

The Adviser has the authority to purchase securities at a price which would result in a yield to maturity lower than that generally offered by the seller at the time of purchase when they can simultaneously acquire the right to sell the securities back to the seller, the issuer, or a third party (the "writer") at an agreed-upon price at any time during a stated period or on a certain date. Such a right is generally denoted as a "standby commitment" or a "put." The purpose of engaging in transactions involving puts is to maintain flexibility and liquidity to permit a Fund to meet redemptions and remain as fully invested as possible in municipal securities. Each Fund reserves the right to engage in put transactions. The right to put the securities depends on the writer's ability to pay for the securities at the time the put is exercised. Each Fund would limit its put transactions to institutions which each Fund's investment managers believes present minimum credit risks, and each Fund's investment managers would use its best efforts to initially determine and continue to monitor the financial strength of the sellers of the options by evaluating their financial statements and such other information as is available in the marketplace. It may, however be difficult to monitor the financial strength of the writers because adequate current financial information may not be available. In the event that any writer is unable to honor a put for financial reasons, the Fund would be general creditor (i.e., on a parity with all other unsecured creditors) of the writer. Furthermore, particular provisions of the contract between the Fund and the writer may excuse the writer from repurchasing the securities; for example, a change in the published rating of the underlying municipal securities or any similar event that has an adverse effect on the issuer's credit or a provision in the contract that the put will not be exercised except in certain special cases, for example, to maintain portfolio liquidity. A Fund could, however, at any time sell the underlying portfolio security in the open market or wait until the portfolio security matures, at which time it should realize the full par value of the security.

The municipal securities purchased subject to a put may be sold to third persons at any time, even though the put is outstanding, but the put itself, unless it is an integral part of the security as originally issued, may not be marketable or otherwise assignable. Therefore, the put would have value only to the Fund. Sale of the securities to third parties or lapse of time with the put unexercised may terminate the right to put the securities. Prior to the expiration of any put option, a Fund could seek to negotiate terms for the extension of such an option. If such a renewal cannot be negotiated on terms satisfactory to the Fund, the Fund could, of course, sell the portfolio security. The maturity of the underlying security will generally be different from that of the put. There will be no limit to the percentage of portfolio securities that the Fund may purchase subject to a put but the amount paid directly or indirectly for puts which are not integral parts of the security as originally issued held in the Fund will not exceed 1 / 2of 1% of the value of the total assets of such Fund calculated immediately after any such put is acquired. For the purpose of determining the "maturity" of securities purchased subject to an option to put, and for the purpose of determining the dollar-weighted average maturity of the Fund including such securities, the Trust will consider "maturity" to be the first date on which it has the right to demand payment from the writer of the put although the final maturity of the security is later than such date.

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The Funds also may invest in municipal securities that are rated below investment grade. For a description of below investment-grade securities and the risks associated with such investments, see "Fixed Income Securities" above.

GENERAL CONSIDERATIONS RELATING TO STATE SPECIFIC MUNICIPAL SECURITIES -- With respect to municipal securities issued by a state and its political subdivisions, as well as certain other governmental issuers such as the Commonwealth of Puerto Rico, the Trust cannot predict what legislation, if any, may be proposed in the State's legislature in regards to the State's personal income tax status of interest on such obligations, or which proposals, if any, might be enacted. Such proposals, if enacted, might materially adversely affect the availability of the State's municipal securities for investment by a Fund and the value of a Fund's investments.


SPECIAL CONSIDERATIONS RELATING TO CALIFORNIA MUNICIPAL SECURITIES - The Broad Tax-Aware Value Bond Fund's performance will be affected by the fiscal and economic health of the State of California, its political subdivisions, municipalities, agencies and authorities and political and regulatory developments affecting California municipal issuers. Developments in California may adversely affect the securities held by the Fund. Because the Fund may invest more than 25% of its assets in securities issued by California and its municipalities, it is more vulnerable to unfavorable developments in California than are funds that invest a lesser percentage of their assets in such securities. Unfavorable developments in any economic sector may have far-reaching ramifications on the overall California municipal market. Provisions of the California Constitution and state statutes that limit the taxing and spending authority of California's governmental entities may impair the ability of California issuers to pay principal and/or interest on their obligations. Although California's economy is broad, it has major concentrations in certain industries and may be sensitive to economic problems affecting those industries. Economic activity may be more cyclical in California than in some other states or in the nation as a whole. From time to time the State of California and various of its agencies and instrumentalities and political subdivisions may experience significant financial difficulty. Market conditions may also impact the liquidity and valuation of California municipal securities. In addition, investments in California municipal securities may be affected by natural disasters, such as earthquakes, which could impair an issuer's ability to pay principal and/or interest on its obligations.

SPECIAL CONSIDERATIONS RELATING TO NEW YORK MUNICIPAL SECURITIES - The Broad Tax-Aware Value Bond Fund's performance will be affected by the fiscal and economic health of the State of New York, its political subdivisions, municipalities, agencies and authorities and political and regulatory developments affecting New York municipal issuers. Developments in New York may adversely affect the securities held by the Fund. Because the Fund may invest more than 25% of its assets in securities issued by New York and its municipalities, it is more vulnerable to unfavorable developments in New York than are funds that invest a lesser percentage of their assets in such securities. Unfavorable developments in any economic sector may have far-reaching ramifications on the overall New York municipal market. Additionally, as the nation's financial capital, New York's economy is heavily dependent on the financial sector and may be sensitive to economic problems affecting the sector. New York also faces a particularly large degree of uncertainty from interest rate risk and equity market volatility. The New York economy tends to be more sensitive to monetary policy actions and to movements in the national and world economies than the economies of other states. Economic activity may be more cyclical in New York than in some other states or in the nation as a whole. From time to time the State of New York and various of its agencies and instrumentalities and political subdivisions may experience significant financial difficulty. Market conditions may also impact the liquidity and valuation of New York municipal securities.

SPECIAL CONSIDERATIONS RELATING TO TEXAS MUNICIPAL SECURITIES - The Broad Tax-Aware Value Bond Fund's performance will be affected by the fiscal and economic health of the State of Texas, its political subdivisions, municipalities, agencies and authorities and political and regulatory developments affecting Texas municipal issuers. Developments in Texas may adversely affect the securities held by the Fund. Because the Fund may invest more than 25% of its assets in securities issued by Texas and its municipalities, it is more vulnerable to unfavorable developments in Texas than are funds that invest a lesser percentage of their assets in such securities. Unfavorable developments in any economic sector may have far-reaching ramifications on the overall Texas municipal market. Important sectors of Texas's economy include the oil and gas industry (including drilling, production, refining, chemicals and energy-related manufacturing) and high technology manufacturing (including computers, electronics and telecommunications equipment), along with an increasing emphasis on international trade. Each of these sectors has from time to time suffered from economic downturns. Adverse conditions in one or more of these sectors could have an adverse impact on Texas municipal securities.


PARTICIPATION INTERESTS -- Participation interests are interests in municipal securities from financial institutions such as commercial and investment banks, savings and loan associations and insurance companies. These interests may take the form of participations, beneficial interests in a trust, partnership interests or any other form of indirect ownership that allows a Fund to treat the income from the investment as exempt from federal income tax.

ASSET-BACKED SECURITIES -- These securities are interests in pools of a broad range of assets other than mortgages, such as automobile loans, computer leases and credit card receivables. Like mortgage-backed securities, these securities are pass-through. In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments with interest rate fluctuations, but may still be subject to prepayment risk.

Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets, which raises the possibility that recoveries on repossessed collateral may not be available to support payments on these securities. For example, credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which allow debtors to reduce their balances by offsetting certain amounts owed on the credit cards. Most issuers of asset-backed securities backed by automobile receivables permit the servicers of such receivables to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related asset-backed securities. Due to the quantity of vehicles involved and requirements under state laws, asset-backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables.

To lessen the effect of failures by obligors on underlying assets to make payments, the entity administering the pool of assets may agree to ensure the receipt of payments on the underlying pool occurs in a timely fashion ("liquidity protection"). In addition, asset-backed securities may obtain insurance, such as guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, for some or all of the assets in the pool ("credit support"). Delinquency or loss more than that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

The Funds may also invest in residual interests in asset-backed securities, which is the excess cash flow remaining after making required payments on the securities and paying related administrative expenses. The amount of residual cash flow resulting from a particular issue of asset-backed securities depends in part on the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets.

MORTGAGE PASS-THROUGH SECURITIES -- The Funds may invest in mortgage pass-through securities. In the basic mortgage pass-through structure, mortgages with similar issuer, term and coupon characteristics are collected and aggregated into a "pool" consisting of multiple mortgage loans. The pool is assigned a CUSIP number and undivided interests in the pool are traded and sold as pass-through securities. The holder of the security is entitled to a pro rata share of principal and interest payments (including unscheduled prepayments) from the pool of mortgage loans.

An investment in a specific pool of pass-through securities requires an analysis of the specific prepayment risk of mortgages within the covered pool (since mortgagors typically have the option to prepay their loans). The level of prepayments on a pool of mortgage securities is difficult to predict and can impact the subsequent cash flows and value of the mortgage pool. In addition, when trading specific mortgage pools, precise execution, delivery and settlement arrangements must be negotiated for each transaction. These factors combine to make trading in mortgage pools somewhat cumbersome.

Most transactions in mortgage pass-through securities occur through the use of "to-be-announced" or "TBA transactions." "TBA" refers to a commonly used mechanism for the forward settlement of US agency mortgage pass-through securities, and not to a separate type of mortgage-backed security. TBA transactions generally are conducted in accordance with widely-accepted guidelines which establish commonly observed terms and conditions for execution, settlement and delivery. In a TBA transaction, the buyer and seller decide on general trade parameters, such as agency, settlement date, par amount and price. The actual pools delivered generally are determined two days prior to settlement date. A Fund may use TBA transactions in several ways. For example, a Fund may enter into TBA agreements and "roll over" such agreements prior to the settlement date stipulated in such agreements. This type of TBA transaction is sometimes known as a "TBA roll." In a "TBA roll" a Fund generally will sell the obligation to purchase the pools stipulated in the TBA agreement prior to the stipulated settlement date and will enter into a new TBA agreement for future delivery of pools of mortgage pass-through securities. In addition, a Fund may enter into TBA agreements and settle such transactions on the stipulated settlement date by accepting actual receipt or delivery of the pools of mortgage pass-through securities stipulated in the TBA agreement.

Default by or bankruptcy of a counterparty to a TBA transaction would expose a Fund to possible loss because of adverse market action, expenses or delays in connection with the purchase or sale of the pools of mortgage pass-through securities specified in the TBA transaction. To minimize this risk, a Fund will enter into TBA transactions only with established counterparties (such as major broker-dealers) and the Adviser will monitor the creditworthiness of such counterparties. The Fund's use of "TBA rolls" may cause a Fund to experience higher portfolio turnover, higher transaction costs and to pay higher capital gain distributions to shareholders (which may be taxable) than other Funds.

The Funds intend to invest cash pending settlement of any TBA transactions in money market instruments, repurchase agreements, commercial paper (including asset-backed commercial paper) or other high-quality, liquid short-term instruments, which may include money market funds affiliated with the Adviser.


COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS") -- CMOs are one type of mortgage-backed security, which were first introduced in the early 1980's. CMOs generally retain many of the yield and credit quality characteristics as mortgage pass-through securities, while reducing some of the disadvantages of pass-throughs. CMOs may be backed by several types of varying mortgage collateral. The most prevalent types of collateral are: US agency (e.g., GNMA, FNMA, or FHLMC) guaranteed mortgage pass-through securities, non-agency guaranteed mortgage loans, and commercial mortgage loans.

Some CMOs are also characterized as a Real Estate Mortgage Investment Conduit ("REMIC"). A REMIC is a CMO that qualifies for special tax treatment under the US Internal Revenue Code of 1986, as amended (the "Code") and invests in certain mortgages primarily secured by interests in real property and other permitted investments.

A key difference between traditional mortgage pass-through securities and CMOs is the mechanics of the principal payment process. Unlike pass-through securities, which simply pay a pro rata distribution of any principal and interest payments from the underlying mortgage collateral, CMOs are structured into multiple classes, each bearing a different stated maturity and each potentially having different credit rating levels. Each class of CMO, often referred to as a "tranche," may be issued with a specific fixed interest rate or may pay a variable interest rate, which may change monthly. Each tranche must be fully retired by its final distribution date. Generally, all classes of CMOs pay or accrue interest monthly similar to pass-through securities.

The credit risk of all CMOs is not identical and must be assessed on a security by security basis. Generally, the credit risk of CMOs are heavily dependent upon the type of collateral backing the security. For example, a CMO collateralized by US agency guaranteed pass-through securities will have a different credit risk profile compared to a CMO collateralized by commercial mortgage loans. Investing in the lowest tranche of CMO or REMIC certificates often involves risk similar to those associated with investing in non investment-grade rated corporate bonds. Additionally, CMOs may at times be less liquid than a regular mortgage pass-through security.

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION ("GNMA") -- GNMA is the principal governmental guarantor of mortgage-related securities. GNMA is a wholly owned corporation of the US Government within the Department of Housing and Urban Development. Securities issued by GNMA are treasury securities, which means the full faith and credit of the US Government backs them. GNMA guarantees the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of FHA-insured or VA-guaranteed mortgages. GNMA does not guarantee the market value or yield of mortgage-backed securities or the value of a Fund's shares. To buy GNMA securities, a Fund may have to pay a premium over the maturity value of the underlying mortgages, which the Fund may lose if prepayment occurs.

FEDERAL NATIONAL MORTGAGE ASSOCIATION ("FNMA") -- FNMA is a government-sponsored corporation owned entirely by private stockholders. FNMA is regulated by the Secretary of Housing and Urban Development. FNMA purchases conventional mortgages from a list of approved sellers and service providers, including state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Securities issued by FNMA are agency securities, which means FNMA, but not the US Government, guarantees their timely payment of principal and interest.

FREDDIE MAC -- Freddie Mac is stockholder-owned corporation established by the US Congress to create a continuous flow of funds to mortgage lenders. Freddie Mac supplies lenders with the money to make mortgages and packages the mortgages into marketable securities. The system is designed to create a stable mortgage credit system and reduce the rates paid by homebuyers. Freddie Mac, not the US Government, guarantees timely payment of principal and interest.


COMMERCIAL BANKS, SAVINGS AND LOAN INSTITUTIONS, PRIVATE MORTGAGE INSURANCE COMPANIES, MORTGAGE BANKERS AND OTHER SECONDARY MARKET ISSUERS -- Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional mortgage loans. In addition to guaranteeing the mortgage-related security, such issuers may service and/or have originated the underlying mortgage loans. Pools created by these issuers generally offer a higher rate of interest than pools created by GNMA, FNMA & Freddie Mac because they are not guaranteed by a government agency.


SHORT-TERM INVESTMENTS -- To earn a return on uninvested assets, meet anticipated redemptions, or for temporary defensive purposes, a Fund may invest a portion of its assets in the short-term securities listed below, US Government securities and investment-grade corporate debt securities. Unless otherwise specified, a short-term debt security has a maturity of one year or less.


BANK OBLIGATIONS


Each Fund may invest in obligations issued by banks and other savings institutions. Investments in bank obligations include obligations of domestic branches of foreign banks and foreign branches of domestic banks. Such investments in domestic branches of foreign banks and foreign branches of domestic banks may involve risks that are different from investments in securities of domestic branches of US banks. These risks may include future unfavorable political and economic developments, possible withholding taxes on interest income, seizure or nationalization of foreign deposits, currency controls, interest limitations, or other governmental restrictions which might affect the payment of principal or interest on the securities held by the Funds. Additionally, these institutions may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping requirements than those applicable to domestic branches of US banks. Bank obligations include the following:


     o BANKERS' ACCEPTANCES. Bankers' acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Corporations use bankers' acceptances to finance the shipment and storage of goods and to furnish dollar exchange. Maturities are generally six months or less.

     o CERTIFICATES OF DEPOSIT. Certificates of deposit are interest-bearing instruments with a specific maturity. They are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. Certificates of deposit with penalties for early withdrawal will be considered illiquid.

     o TIME DEPOSITS. Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits with a withdrawal penalty or that mature in more than seven days are considered to be illiquid securities.

COMMERCIAL PAPER -- Commercial paper is a short-term obligation with a maturity ranging from one to 270 days issued by banks, corporations and other borrowers. Such investments are unsecured and usually discounted. A Fund may invest in commercial paper rated A-1 or A-2 by S&P or Prime-1 or Prime-2 by Moody's or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated A or better by Moody's or by S&P. See "Appendix A -- Ratings" for a description of commercial paper ratings.

YANKEE BONDS -- Yankee bonds are dollar-denominated bonds issued inside the United States by foreign entities. Investments in these securities involve certain risks that are not typically associated with investing in domestic securities. See "Foreign Securities."

ZERO COUPON BONDS -- These securities make no periodic payments of interest, but instead are sold at a discount from their face value. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. The amount of the discount rate varies depending on factors including the time remaining until maturity, prevailing interest rates, the security's liquidity and the issuer's credit quality. The market value of zero coupon securities may exhibit greater price volatility than ordinary debt securities because a stripped security will have a longer duration than an ordinary debt security with the same maturity. A Fund's investments in pay-in-kind, delayed and zero coupon bonds may require it to sell certain of its Fund securities to generate sufficient cash to satisfy certain income distribution requirements.

These securities may include treasury securities that have had their interest payments ("coupons") separated from the underlying principal ("corpus") by their holder, typically a custodian bank or investment brokerage firm. Once the holder of the security has stripped or separated corpus and coupons, it may sell each component separately. The principal or corpus is then sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest
(cash) payments. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold bundled in such form. The underlying treasury security is held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the Treasury sells itself.

The US Treasury has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on Treasury securities through the Federal Reserve book-entry record keeping system. Under a Federal Reserve program known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities," a Fund can record its beneficial ownership of the coupon or corpus directly in the book-entry record-keeping system.

TERMS TO UNDERSTAND:

MATURITY -- Every debt security has a stated maturity date when the issuer must repay the amount it borrowed (principal) from investors. Some debt securities, however, are callable, meaning the issuer can repay the principal earlier, on or after specified dates (call dates). Debt securities are most likely to be called when interest rates are falling because the issuer can refinance at a lower rate, similar to a homeowner refinancing a mortgage. The effective maturity of a debt security is usually its nearest call date.

A Fund that invests in debt securities has no real maturity. Instead, it calculates its weighted average maturity. This number is an average of the stated maturity of each debt security held by a Fund, with the maturity of each security weighted by the percentage of the assets of the Fund it represents.

DURATION -- Duration is a calculation that seeks to measure the price sensitivity of a debt security, or a Fund that invests in debt securities, to changes in interest rates. It measures sensitivity more accurately than maturity because it takes into account the time value of cash flows generated over the life of a debt security. Future interest payments and principal payments are discounted to reflect their present value and then are multiplied by the number of years they will be received to produce a value expressed in years -- the duration. Effective duration takes into account call features and sinking Fund prepayments that may shorten the life of a debt security.

An effective duration of four years, for example, would suggest that for each 1% reduction in interest rates at all maturity levels, the price of a security is estimated to increase by 4%. An increase in rates by the same magnitude is estimated to reduce the price of the security by 4%. By knowing the yield and the effective duration of a debt security, one can estimate total return based on an expectation of how much interest rates, in general, will change. While serving as a good estimator of prospective returns, effective duration is an imperfect measure.

FACTORS AFFECTING THE VALUE OF DEBT SECURITIES -- The total return of a debt instrument is composed of two elements: the percentage change in the security's price and interest income earned. The yield to maturity of a debt security estimates its total return only if the price of the debt security remains unchanged during the holding period and coupon interest is reinvested at the same yield to maturity. The total return of a debt instrument, therefore, will be determined not only by how much interest is earned, but also by how much the price of the security and interest rates change.

o    INTEREST RATES

The price of a debt security generally moves in the opposite direction from interest rates (i. e. , if interest rates go up, the value of the bond will go down, and vice versa).

o    PREPAYMENT RISK

This risk affects mainly mortgage-backed securities. Unlike other debt securities, falling interest rates can adversely affect the value of mortgage-backed securities, which may cause your share price to fall. Lower rates motivate borrowers to pay off the instruments underlying mortgage-backed and asset-backed securities earlier than expected, resulting in prepayments on the securities. A Fund may then have to reinvest the proceeds from such prepayments at lower interest rates, which can reduce its yield. The unexpected timing of mortgage and asset-backed prepayments caused by the variations in interest rates may also shorten or lengthen the average maturity of a Fund. If left unattended, drifts in the average maturity of a Fund can have the unintended effect of increasing or reducing the effective duration of the Fund, which may adversely affect the expected performance of the Fund.

o    EXTENSION RISK

The other side of prepayment risk occurs when interest rates are rising.
Rising interest rates can cause a Fund's average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. This would increase the sensitivity of a Fund to rising rates and its potential for price declines. Extending the average life of a mortgage-backed security increases the risk of depreciation due to future increases in market interest rates. For these reasons, mortgage-backed securities may be less effective than other types of US Government securities as a means of "locking in" interest rates.

o    CREDIT RATING

Coupon interest is offered to investors of debt securities as compensation for assuming risk, although short- term treasury securities, such as three-month treasury bills, are considered "risk free. " Corporate securities offer higher yields than treasury securities because their payment of interest and complete repayment of principal is less certain. The credit rating or financial condition of an issuer may affect the value of a debt security. Generally, the lower the quality rating of a security, the greater the risks that the issuer will fail to pay interest and return principal. To compensate investors for taking on increased risk, issuers with lower credit ratings usually offer their investors a higher "risk premium" in the form of higher interest rates than those available from comparable treasury securities.

Changes in investor confidence regarding the certainty of interest and principal payments of a corporate debt security will result in an adjustment to this "risk premium. " Since an issuer's outstanding debt carries a fixed coupon, adjustments to the risk premium must occur in the price, which affects the yield to maturity of the bond. If an issuer defaults or becomes unable to honor its financial obligations, the bond may lose some or all of its value.

A security rated within the four highest rating categories by a rating agency is called investment-grade because its issuer is more likely to pay interest and repay principal than an issuer of a lower rated bond. Adverse economic conditions or changing circumstances, however, may weaken the capacity of the issuer to pay interest and repay principal. If a security is not rated or is rated under a different system, the Adviser may determine that it is of investment-grade quality. The Adviser may retain securities that are downgraded, if it believes that keeping those securities is warranted.


Debt securities rated below investment-grade (junk bonds) are highly speculative securities that are usually issued by smaller, less credit worthy and/or highly leveraged (indebted) companies. A corporation may issue a junk bond because of a corporate restructuring or other similar event. Compared with investment- grade bonds, junk bonds carry a greater degree of risk and are less likely to make payments of interest and principal. Market developments and the financial and business condition of the corporation issuing these securities influence their price and liquidity more than changes in interest rates, when compared to investment-grade debt securities. Insufficient liquidity in the junk bond market may make it more difficult to dispose of junk bonds and may cause a Fund to experience sudden and substantial price declines. A lack of reliable, objective data or market quotations may make it more difficult to value junk bonds accurately.


Rating agencies are organizations that assign ratings to securities based primarily on the rating agency's assessment of the issuer's financial strength.
 The Funds currently use ratings compiled by Moody's, S&P and Fitch Inc.
Credit ratings are only an agency's opinion, not an absolute standard of quality, and they do not reflect an evaluation of market risk.

The section "Appendix A -- Ratings" contains further information concerning the ratings of certain rating agencies and their significance.

The Adviser may use ratings produced by ratings agencies as guidelines to determine the rating of a security at the time a Fund buys it. A rating agency may change its credit ratings at any time. The Adviser monitors the rating of the security and will take such action, if any, it believes appropriate when it learns that a rating agency has reduced the security's rating. A Fund is not obligated to dispose of securities whose issuers subsequently are in default or which are downgraded below the above-stated ratings.

EQUITY SECURITIES

TYPES OF EQUITY SECURITIES:

COMMON STOCKS -- Common stocks represent units of ownership in a company. Common stocks usually carry voting rights and earn dividends. Unlike preferred stocks, which are described below, dividends on common stocks are not fixed but are declared at the discretion of the company's board of directors.


PREFERRED STOCKS -- Preferred stocks are also units of ownership in a company. Preferred stocks normally have preference over common stock in the payment of dividends and the liquidation of the company. However, in all other respects, preferred stocks are subordinated to the liabilities of the issuer. Unlike common stocks, preferred stocks are generally not entitled to vote on corporate matters. Types of preferred stocks include adjustable-rate preferred stock, fixed dividend preferred stock, perpetual preferred stock and sinking fund preferred stock. Generally, the market values of preferred stock with a fixed dividend rate and no conversion element vary inversely with interest rates and perceived credit risk.


CONVERTIBLE SECURITIES -- Convertible securities are securities that may be exchanged for, converted into, or exercised to acquire a predetermined number of shares of the issuer's common stock at a Fund's option during a specified time period (such as convertible preferred stocks, convertible debentures and warrants). A convertible security is generally a fixed income security that is senior to common stock in an issuer's capital structure, but is usually subordinated to similar non-convertible securities. In exchange for the conversion feature, many corporations will pay a lower rate of interest on convertible securities than debt securities of the same corporation. In general, the market value of a convertible security is at least the higher of its "investment value" (i.e., its value as a fixed income security) or its "conversion value" (i.e., its value upon conversion into its underlying common stock).

Convertible securities are subject to the same risks as similar securities without the convertible feature. The price of a convertible security is more volatile during times of steady interest rates than other types of debt securities. The price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying common stock declines.

A synthetic convertible security is a combination investment in which a Fund purchases both (i) high-grade cash equivalents or a high grade debt obligation of an issuer or US Government securities and (ii) call options or warrants on the common stock of the same or different issuer with some or all of the anticipated interest income from the associated debt obligation that is earned over the holding period of the option or warrant.

While providing a fixed income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar non-convertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security's underlying common stock. A synthetic convertible position has similar investment characteristics, but may differ with respect to credit quality, time to maturity, trading characteristics, and other factors. Because a Fund will create synthetic convertible positions only out of high grade fixed income securities, the credit rating associated with a Fund's synthetic convertible investments is generally expected to be higher than that of the average convertible security, many of which are rated below high grade. However, because the options used to create synthetic convertible positions will generally have expirations between one month and three years of the time of purchase, the maturity of these positions will generally be shorter than average for convertible securities. Since the option component of a convertible security or synthetic convertible position is a wasting asset (in the sense of losing "time value" as maturity approaches), a synthetic convertible position may lose such value more rapidly than a convertible security of longer maturity; however, the gain in option value due to appreciation of the underlying stock may exceed such time value loss, the market price of the option component generally reflects these differences in maturities, and the Adviser takes such differences into account when evaluating such positions. When a synthetic convertible position "matures" because of the expiration of the associated option, a Fund may extend the maturity by investing in a new option with longer maturity on the common stock of the same or different issuer. If a Fund does not so extend the maturity of a position, it may continue to hold the associated fixed income security.

RIGHTS AND WARRANTS -- A right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is issued. Rights normally have a short life of usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the public offering price. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy proportionate amount of common stock at a specified price. Warrants are freely transferable and are traded on major exchanges. Unlike rights, warrants normally have a life that is measured in years and entitles the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Corporations often issue warrants to make the accompanying debt security more attractive.

An investment in warrants and rights may entail greater risks than certain other types of investments. Generally, rights and warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. Investing in rights and warrants increases the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities.

RISKS OF INVESTING IN EQUITY SECURITIES:

GENERAL RISKS OF INVESTING IN STOCKS -- While investing in stocks allows investors to participate in the benefits of owning a company, such investors must accept the risks of ownership. Unlike bondholders, who have preference to a company's earnings and cash flow, preferred stockholders, followed by common stockholders in order of priority, are entitled only to the residual amount after a company meets its other obligations. For this reason, the value of a company's stock will usually react more strongly to actual or perceived changes in the company's financial condition or prospects than its debt obligations. Stockholders of a company that fares poorly can lose money.

Stock markets tend to move in cycles with short or extended periods of rising and falling stock prices. The value of a company's stock may fall because of:

     o Factors that directly relate to that company, such as decisions made by its management or lower demand for the company's products or services;

     o Factors affecting an entire industry, such as increases in production costs; and

     o Changes in general financial market conditions that are relatively unrelated to the company or its industry, such as changes in interest rates, currency exchange rates or inflation rates.

Because preferred stock is generally junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics.

SMALL- AND MEDIUM-SIZED COMPANIES -- Investors in small- and medium-sized companies typically take on greater risk and price volatility than they would by investing in larger, more established companies. This increased risk may be due to the greater business risks of their small or medium size, limited markets and financial resources, narrow product lines and frequent lack of management depth. The securities of small- and medium-sized companies are often traded in the over-the-counter market and might not be traded in volumes typical of securities traded on a national securities exchange. Thus, the securities of small and medium capitalization companies are likely to be less liquid, and subject to more abrupt or erratic market movements, than securities of larger, more established companies.

FOREIGN SECURITIES

Foreign securities are debt and equity securities that are traded in markets outside of the United States. The markets in which these securities are located can be developed or emerging. Consistent with their respective investment strategies, the Funds can invest in foreign securities in a number of ways:

     o They can invest directly in foreign securities denominated in a foreign currency;

     o They can invest in American Depositary Receipts, European Depositary Receipts and other similar global instruments; and

     o    They can invest in investment funds.

TYPES OF FOREIGN SECURITIES:

AMERICAN DEPOSITARY RECEIPTS (ADRS) -- ADRs as well as other "hybrid" forms of ADRs, including European Depositary Receipts ("EDRs") and Global DepositaryReceipts ("GDRs"), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. A custodian bank or similar financial institution in the issuer's home country holds the underlying shares in trust. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. ADRs are subject to many of the risks associated with investing directly in foreign securities. European Depositary Receipts are similar to ADRs, except that they are typically issued by European banks or trust companies.

ADRs can be sponsored or unsponsored. While these types are similar, there are differences regarding a holder's rights and obligations and the practices of market participants. A depository may establish an unsponsored facility without participation by (or acquiescence of) the underlying issuer; typically, however, the depository requests a letter of non-objection from the underlying issuer prior to establishing the facility. Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depository usually charges fees upon the deposit and withdrawal of the underlying securities, the conversion of dividends into US dollars or other currency, the disposition of non-cash distributions, and the performance of other services. Sponsored depositary receipt facilities are created in generally the same manner as unsponsored facilities, except that sponsored depositary receipts are established jointly by a depository and the underlying issuer through a deposit agreement. The deposit agreement sets out the rights and responsibilities of the underlying issuer, the depository and the depositary receipt holders. With sponsored facilities, the underlying issuer typically bears some of the costs of the depositary receipts (such as dividend payment fees of the depository), although most sponsored depositary receipts holders may bear costs such as deposit and withdrawal fees. Depositories of most sponsored depositary receipts agree to distribute notices of shareholder meetings, voting instructions, and other shareholder communications and information to the depositary receipt holders at the underlying issuer's request. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities.

EMERGING MARKETS -- An "emerging country" is generally a country that the International Bank for Reconstruction and Development (World Bank) and the International Finance Corporation would consider to be an emerging or developing country. Typically, emerging markets are in countries that are in the process of industrialization, with lower gross national products (GNP) than more developed countries. There are currently over 130 countries that the international financial community generally considers to be emerging or developing countries, approximately 40 of which currently have stock markets. These countries generally include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe.


SOVEREIGN DEBT OBLIGATIONS -- Sovereign debt obligations are issued or guaranteed by foreign governments or their agencies. Sovereign debt may be in the form of conventional securities or other types of debt instruments such as loans or loan participations. Governmental entities responsible for repayment of the debt may be unable or unwilling to repay principal and pay interest when due, and may require renegotiation or reschedule of debt payments. In addition, prospects for repayment of principal and payment of interest may depend on political as well as economic factors. Although some sovereign debt, such as Brady Bonds, is collateralized by US Government securities, repayment of principal and payment of interest is not guaranteed by the US Government.


INVESTMENT FUNDS -- Some emerging countries currently prohibit direct foreign investment in the securities of their companies. Certain emerging countries, however, permit indirect foreign investment in the securities of companies listed and traded on their stock exchanges through investment funds that they have specifically authorized. Investments in these investment funds are subject to the provisions of the 1940 Act. If a Fund invests in such investment funds, shareholders will bear not only their proportionate share of the expenses (including operating expenses and the fees of the Adviser), but also will bear indirectly bear similar expenses of the underlying investment funds. In addition, these investment funds may trade at a premium over their net asset value.

RISKS OF FOREIGN SECURITIES:


Foreign securities, foreign currencies and securities issued by US entities with substantial foreign operations may involve significant risks in addition to the risks inherent in US investments.


POLITICAL AND ECONOMIC FACTORS -- Local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments may affect the value of foreign investments. Listed below are some of the more important political and economic factors that could negatively affect an investment in foreign securities:

     o The economies of foreign countries may differ from the economy of the United States in such areas as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, budget deficits and national debt;

     o Foreign governments sometimes participate to a significant degree, through ownership interests or regulation, in their respective economies. Actions by these governments could significantly influence the market prices of securities and payment of dividends;

     o The economies of many foreign countries are dependent on international trade and their trading partners and they could be severely affected if their trading partners were to enact protective trade barriers and economic conditions;

     o The internal policies of a particular foreign country may be less stable than in the United States. Other countries face significant external political risks, such as possible claims of sovereignty by other countries or tense and sometimes hostile border clashes; and

     o A foreign government may act adversely to the interests of US investors, including expropriation or nationalization of assets, confiscatory taxation and other restrictions on US investment. A country may restrict or control foreign investments in its securities markets. These restrictions could limit a Fund's ability to invest in a particular country or make it very expensive for the Fund to invest in that country. Some countries require prior governmental approval and limit the types or amount of securities or companies in which a foreigner can invest. Other countries may restrict the ability of foreign investors to repatriate their investment income and capital gains.

INFORMATION AND SUPERVISION -- There is generally less publicly available information about foreign companies than companies based in the United States. For example, there are often no reports and ratings published about foreign companies comparable to the ones written about US companies. Foreign companies are typically not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to US companies. The lack of comparable information makes investment decisions concerning foreign countries more difficult and less reliable than domestic companies.

STOCK EXCHANGE AND MARKET RISK -- Each Fund's investment managers anticipate that in most cases an exchange or over-the-counter ("OTC") market located outside of the United States will be the best available market for foreign securities. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as the markets in the United States Foreign stock markets tend to differ from those in the United States in a number of ways.

Foreign stock markets:

     o are generally more volatile than, and not as developed or efficient as, those in the United States;

     o    have substantially less volume;

     o trade securities that tend to be less liquid and experience rapid and erratic price movements;

     o have generally higher commissions and are subject to set minimum rates, as opposed to negotiated rates;


     o employ trading, settlement and custodial practices less developed than those in US markets; and


     o may have different settlement practices, which may cause delays and increase the potential for failed settlements.


Foreign markets may offer less protection to shareholders than US markets because:

     o foreign accounting, auditing, and financial reporting requirements may render a foreign corporate balance sheet more difficult to understand and interpret than one subject to US law and standards;


     o adequate public information on foreign issuers may not be available, and it may be difficult to secure dividends and information regarding corporate actions on a timely basis;

     o in general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States;

     o OTC markets tend to be less regulated than stock exchange markets and, in certain countries, may be totally unregulated;

     o economic or political concerns may influence regulatory enforcement and may make it difficult for shareholders to enforce their legal rights; and

     o restrictions on transferring securities within the United States or to US persons may make a particular security less liquid than foreign securities of the same class that are not subject to such restrictions.


FOREIGN CURRENCY RISK -- While the Funds denominate their net asset value in US dollars, the securities of foreign companies are frequently denominated in foreign currencies. Thus, a change in the value of a foreign currency against the US dollar will result in a corresponding change in value of securities denominated in that currency. Some of the factors that may impair the investments denominated in a foreign currency are:

     o It may be expensive to convert foreign currencies into US dollars and vice versa;

     o Complex political and economic factors may significantly affect the values of various currencies, including US dollars, and their exchange rates;


     o Government intervention may increase risks involved in purchasing or selling foreign currency options, forward contracts and futures contracts, since exchange rates may not be free to fluctuate in response to other market forces;

     o There may be no systematic reporting of last sale information for foreign currencies or regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis;

     o Available quotation information is generally representative of very large round-lot transactions in the inter- bank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable; and

     o The inter-bank market in foreign currencies is a global, around-the-clock market. To the extent that a market is closed while the markets for the underlying currencies remain open, certain markets may not always reflect significant price and rate movements.

TAXES -- Certain foreign governments levy withholding taxes on dividend and interest income. Although in some countries it is possible for a Fund to recover a portion of these taxes, the portion that cannot be recovered will reduce the income the Fund receives from its investments. The Funds do not expect such foreign withholding taxes to have a significant impact on performance.

EMERGING MARKETS -- Investing in emerging markets may magnify the risks of foreign investing. Security prices in emerging markets can be significantly more volatile than those in more developed markets, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may:

     o    Have relatively unstable governments;

     o Present greater risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets;

     o Offer less protection of property rights than more developed countries; and

     o Have economies that are based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates.

Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.

CORPORATE LOANS. Corporate loans are negotiated and underwritten by a bank or syndicate of banks and other institutional investors. A Fund may acquire an interest in corporate loans through the primary market by acting as one of a group of lenders of a corporate loan. The primary risk in an investment in corporate loans is that the borrower may be unable to meet its interest and/or principal payment obligations. The occurrence of such a default with regard to a corporate loan in which a Fund had invested would have an adverse affect on the Fund's net asset value. In addition, a sudden and significant increase in market interest rates may cause a decline in the value of these investments and in the Fund's net asset value. Other factors, such as rating downgrades, credit deterioration, or large downward movement in stock prices, a disparity in supply and demand of certain securities or market conditions that reduce liquidity could reduce the value of loans, impairing the Fund's net asset value. Corporate loans in which a Fund may invest may be collateralized or uncollateralized and senior or subordinate. Investments in uncollateralized and/or subordinate loans entail a greater risk of nonpayment than do investments in corporate loans which hold a more senior position in the borrower's capital structure or that are secured with collateral.

In the case of collateralized senior loans, however, there is no assurance that sale of the collateral would raise enough cash to satisfy the borrower's payment obligation or that the collateral can or will be liquidated. As a result, a Fund might not receive payments to which it is entitled and thereby may experience a decline in the value of its investment and its net asset value. In the event of bankruptcy, liquidation may not occur and the court may not give lenders the full benefit of their senior positions. If the terms of a senior loan do not require the borrower to pledge additional collateral, a Fund will be exposed to the risk that the value of the collateral will not at all times equal or exceed the amount of the borrower's obligations under the senior loans. To the extent that a senior loan is collateralized by stock in the borrower or its subsidiaries, such stock may lose all of its value in the event of bankruptcy of the borrower.

A Fund may also acquire an interest in corporate loans by purchasing participations ("Participations") in and assignments ("Assignments") of portions of corporate loans from third parties. By purchasing a Participation, a Fund acquires some or all of the interest of a bank or other lending institution in a loan to a corporate borrower. Participations typically will result in a Fund's having a contractual relationship only with the lender and not the borrower. A Fund will have the right to receive payments or principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, a Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not directly benefit from any collateral supporting the loan in which it has purchased the Participation. As a result, a Fund will assume the credit risk of both the borrower and the lender that is selling the Participation.

When a Fund purchases Assignments from lenders, the Fund will acquire direct rights against the borrower on the loan. However, since Assignments are arranged through private negotiations between potential assignees and assignors, the rights and obligations acquired by the Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the lender from which the Fund is purchasing the Assignments.

A Fund may acquire corporate loans of borrowers that are experiencing, or are more likely to experience, financial difficulty, including loans of borrowers that have filed for bankruptcy protection. Although loans in which a Fund will invest generally will be secured by specific collateral, there can be no assurance that liquidation of such collateral would satisfy the borrower's obligation in the event of nonpayment of scheduled interest or principal, or that such collateral could be readily liquidated. In the event of bankruptcy of a borrower, a Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a senior loan.

In addition, a Fund may have difficulty disposing of its investments in corporate loans. The liquidity of such securities is limited and each Fund anticipates that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market could have an adverse impact on the value of such securities and on a Fund's ability to dispose of particular loans or Assignments or Participations when necessary to meet the Fund's liquidity needs or in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for corporate loans may also make it more difficult for a Fund to assign a value to those securities for purposes of valuing the Fund's investments and calculating its net asset value.

FUTURES AND OPTIONS TRANSACTIONS

FUTURES AND OPTIONS ON FUTURES. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. The Funds will reduce the risk that it will be unable to close out a futures contract by only entering into futures contracts that are traded on a national futures exchange regulated by the Commodities Futures Trading Commission ("CFTC"). The Funds may use futures contracts and related options for: bona fide hedging; attempting to offset changes in the value of securities held or expected to be acquired or be disposed of; attempting to minimize fluctuations in foreign currencies; attempting to gain exposure to a particular market, index or instrument; or other risk management purposes. To the extent futures and/or options on futures are employed by the Funds, such use will be in accordance with Rule 4.5 of the Commodity Exchange Act ("CEA"). The Trust, on behalf of the Fund, has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" in accordance with Rule 4.5 and therefore, the Funds are not subject to registration or regulation as a commodity pool operator under the CEA.

An index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made; generally contracts are closed out prior to the expiration date of the contract.

When the Funds purchase or sell a futures contract, or sell an option thereon, the Funds are required to "cover" their position in order to limit leveraging and related risks. To cover their position, the Funds may segregate (and marked-to-market on a daily basis), cash or liquid securities that, when added to any amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract or otherwise "cover" its position in a manner consistent with the 1940 Act or the rules and SEC interpretations thereunder. The segregated account functions as a practical limit on the amount of leverage which the Funds may undertake and on the potential increase in the speculative character of the Funds' outstanding portfolio securities. Additionally, such segregated accounts will generally assure the availability of adequate funds to meet the obligations of the Funds arising from such investment activities.

The Funds may also cover their long position in a futures contract by purchasing a put option on the same futures contract with a strike price (i.e., an exercise price) as high or higher than the price of the futures contract. In the alternative, if the strike price of the put is less than the price of the futures contract, the Funds will segregate cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. The Funds may also cover their long position in a futures contract by taking a short position in the instruments underlying the futures contract, or by taking positions in instruments with prices which are expected to move relatively consistently with the futures contract. The Funds may cover their short position in a futures contract by taking a long position in the instruments underlying the futures contracts, or by taking positions in instruments with prices which are expected to move relatively consistently with the futures contract.

The Funds may cover their sale of a call option on a futures contract by taking a long position in the underlying futures contract at a price less than or equal to the strike price of the call option. In the alternative, if the long position in the underlying futures contract is established at a price greater than the strike price of the written (sold) call, the Funds will segregate cash or liquid securities equal in value to the difference between the strike price of the call and the price of the futures contract. The Funds may also cover their sale of a call option by taking positions in instruments with prices which are expected to move relatively consistently with the call option. The Funds may cover their sale of a put option on a futures contract by taking a short position in the underlying futures contract at a price greater than or equal to the strike price of the put option, or, if the short position in the underlying futures contract is established at a price less than the strike price of the written put, the Funds will segregate cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. The Funds may also cover their sale of a put option by taking positions in instruments with prices which are expected to move relatively consistently with the put option.

There are significant risks associated with the Funds' use of futures contracts and related options, including the following: (1) the success of a hedging strategy may depend on the Adviser's ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect or no correlation between the changes in market value of the securities held by the Funds and the prices of futures and options on futures; (3) there may not be a liquid secondary market for a futures contract or option; (4) trading restrictions or limitations may be imposed by an exchange; and (5) government regulations may restrict trading in futures contracts and options on futures. In addition, some strategies reduce the Funds' exposure to price fluctuations, while others tend to increase its market exposure.

OPTIONS. An option is a contract between two parties for the purchase and sale of a financial instrument for a specified price (known as the "strike price" or "exercise price") at any time during the option period. Unlike a futures contract, an option grants a right (not an obligation) to buy or sell a financial instrument. Generally, a seller of an option can grant a buyer two kinds of rights: a "call" (the right to buy the security) or a "put" (the right to sell the security). Options have various types of underlying instruments, including specific securities, indices of securities prices, foreign currencies, interest rates and futures contracts. Options may be traded on an exchange (exchange-traded-options) or may be customized agreements between the parties (over-the-counter or "OTC options"). Like futures, a financial intermediary, known as a clearing corporation, financially backs exchange-traded options. However, OTC options have no such intermediary and are subject to the risk that the counterparty will not fulfill its obligations under the contract.

o    PURCHASING PUT AND CALL OPTIONS

When a Fund purchases a put option, it buys the right to sell the instrument underlying the option at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the "option premium"). The Fund may purchase put options to offset or hedge against a decline in the market value of its securities ("protective puts") or to benefit from a decline in the price of securities that it does not own. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs. However, if the price of the underlying instrument does not fall enough to offset the cost of purchasing the option, a put buyer would lose the premium and related transaction costs.

Call options are similar to put options, except that the Fund obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. The Fund would normally purchase call options in anticipation of an increase in the market value of securities it owns or wants to buy. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying instrument exceeded the exercise price plus the premium paid and related transaction costs. Otherwise, the Fund would realize either no gain or a loss on the purchase of the call option.

The purchaser of an option may terminate its position by:

     o    Allowing it to expire and losing its entire premium;

     o Exercising the option and either selling (in the case of a put option) or buying (in the case of a call option) the underlying instrument at the strike price; or

     o    Closing it out in the secondary market at its current price.

o    SELLING (WRITING) PUT AND CALL OPTIONS

When a Fund writes a call option it assumes an obligation to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. Similarly, when a Fund writes a put option it assumes an obligation to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. The Fund may terminate its position in an exchange-traded put option before exercise by buying an option identical to the one it has written. Similarly, it may cancel an over-the-counter option by entering into an offsetting transaction with the counterparty to the option.

A Fund could try to hedge against an increase in the value of securities it would like to acquire by writing a put option on those securities. If security prices rise, the Fund would expect the put option to expire and the premium it received to offset the increase in the security's value. If security prices remain the same over time, the Fund would hope to profit by closing out the put option at a lower price. If security prices fall, the Fund may lose an amount of money equal to the difference between the value of the security and the premium it received. Writing covered put options may deprive the Fund of the opportunity to profit from a decrease in the market price of the securities it would like to acquire.

The characteristics of writing call options are similar to those of writing put options, except that call writers expect to profit if prices remain the same or fall. A Fund could try to hedge against a decline in the value of securities it already owns by writing a call option. If the price of that security falls as expected, the Fund would expect the option to expire and the premium it received to offset the decline of the security's value. However, the Fund must be prepared to deliver the underlying instrument in return for the strike price, which may deprive it of the opportunity to profit from an increase in the market price of the securities it holds.

A Fund is permitted only to write covered options. At the time of selling the call option, the Fund may cover the option by owning, among other things:

     o The underlying security (or securities convertible into the underlying security without additional consideration), index, interest rate, foreign currency or futures contract;

     o A call option on the same security or index with the same or lesser exercise price;

     o A call option on the same security or index with a greater exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices;

     o Cash or liquid securities equal to at least the market value of the optioned securities, interest rate, foreign currency or futures contract; or

     o In the case of an index, the portfolio of securities that corresponds to the index.

At the time of selling a put option, a Fund may cover the put option by, among other things:

     o    Entering into a short position in the underlying security;

     o Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with the same or greater exercise price;

     o Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with a lesser exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices; or

     o    Maintaining the entire exercise price in liquid securities.

o    OPTIONS ON SECURITIES INDICES

Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

o    OPTIONS ON FUTURES

An option on a futures contract provides the holder with the right to buy a futures contract (in the case of a call option) or sell a futures contract (in the case of a put option) at a fixed time and price. Upon exercise of the option by the holder, the contract market clearing house establishes a corresponding short position for the writer of the option (in the case of a call option) or a corresponding long position (in the case of a put option). If the option is exercised, the parties will be subject to the futures contracts. In addition, the writer of an option on a futures contract is subject to initial and variation margin requirements on the option position. Options on futures contracts are traded on the same contract market as the underlying futures contract.

The buyer or seller of an option on a futures contract may terminate the option early by purchasing or selling an option of the same series (I. E. , the same exercise price and expiration date) as the option previously purchased or sold.
 The difference between the premiums paid and received represents the trader's profit or loss on the transaction.

A Fund may purchase put and call options on futures contracts instead of selling or buying futures contracts. The Fund may buy a put option on a futures contract for the same reasons it would sell a futures contract. It also may purchase such put options in order to hedge a long position in the underlying futures contract. The Fund may buy call options on futures contracts for the same purpose as the actual purchase of the futures contracts, such as in anticipation of favorable market conditions.

A Fund may write a call option on a futures contract to hedge against a decline in the prices of the instrument underlying the futures contracts. If the price of the futures contract at expiration were below the exercise price, the Fund would retain the option premium, which would offset, in part, any decline in the value of its portfolio securities.

The writing of a put option on a futures contract is similar to the purchase of the futures contracts, except that, if the market price declines, a Fund would pay more than the market price for the underlying instrument. The premium received on the sale of the put option, less any transaction costs, would reduce the net cost to the Fund.

o    COMBINED POSITIONS

A Fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, the Fund could construct a combined position whose risk and return characteristics are similar to selling a futures contract by purchasing a put option and writing a call option on the same underlying instrument. Alternatively, the Fund could write a call option at one strike price and buy a call option at a lower price to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

o    FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

A forward foreign currency contract involves an obligation to purchase or sell a specific amount of currency at a future date or date range at a specific price. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. Unlike futures contracts, forward contracts:

     o Do not have standard maturity dates or amounts (I.E., the parties to the contract may fix the maturity date and the amount);

     o Are traded in the inter-bank markets conducted directly between currency traders (usually large commercial banks) and their customers, as opposed to futures contracts which are traded only on exchanges regulated by the CFTC;

     o    Do not require an initial margin deposit;

     o May be closed by entering into a closing transaction with the currency trader who is a party to the original forward contract, as opposed to a commodities exchange.

FOREIGN CURRENCY HEDGING STRATEGIES -- A "settlement hedge" or "transaction hedge" is designed to protect a Fund against an adverse change in foreign currency values between the date a security is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of US dollars "locks in" the US dollar price of the security. The Fund may also use forward contracts to purchase or sell a foreign currency when it anticipates purchasing or selling securities denominated in foreign currency, even if it has not yet selected the specific investments.

A Fund may use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. The Fund could also hedge the position by selling another currency expected to perform similarly to the currency in which the Fund's investment is denominated. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into US dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.


Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities that the Fund owns or intends to purchase or sell. They simply establish a rate of exchange that one can achieve at some future point in time. Additionally, these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency and to limit any potential gain that might result from the increase in value of such currency.


A Fund may enter into forward contracts to shift its investment exposure from one currency into another. Such transactions may call for the delivery of one foreign currency in exchange for another foreign currency, including currencies in which its securities are not then denominated. This may include shifting exposure from US dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a "cross-hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased. Cross-hedges may protect against losses resulting from a decline in the hedged currency, but will cause the Fund to assume the risk of fluctuations in the value of the currency it purchases. Cross-hedging transactions also involve the risk of imperfect correlation between changes in the values of the currencies involved.


It is difficult to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, a Fund may have to purchase additional foreign currency on the spot market if the market value of a security it is hedging is less than the amount of foreign currency it is obligated to deliver. Conversely, the Fund may have to sell on the spot market some of the foreign currency it received upon the sale of a security if the market value of such security exceeds the amount of foreign currency it is obligated to deliver.

To the extent that a Fund engages in foreign currency hedging, there can be no assurance that any hedge will be effective or that there will be a hedge in place at any given time.

SWAP AGREEMENTS -- Permitted swap agreements may include, but are not limited to, total return swaps, index swaps, interest rate swaps, and credit default swaps. The Funds may utilize swap agreements in an attempt to gain exposure to the securities in a market without actually purchasing those securities, or to hedge a position. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested in a "basket" of securities representing a particular index.

Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap," interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor," and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Another form of swap agreement is a credit default swap. A credit default swap enables the Funds to buy or sell protection against a defined credit event of an issuer or a basket of securities. Generally, the seller of credit protection against an issuer or basket of securities receives a periodic payment to compensate against potential default events. If a default event occurs, the seller must pay the buyer the full notional value of the reference obligation in exchange for the reference obligation or make a cash payment equal to the difference between the product of the full notional value and the difference of 100% less a reference price determined through an auction of the defaulted securities. If no default occurs, the counterparty will pay the stream of payments and have no further obligations to the Funds selling the credit protection.


In contrast, the buyer of a credit default swap would have the right to deliver a referenced debt obligation and receive the par (or other agreed-upon) value or receive a cash payment equal to the difference between the product of the full notional value and the difference of 100% less a reference price determined through an auction of the defaulted securities of such debt obligation from the counterparty in the event of a default or other credit event by the reference issuer, such as a US or foreign corporation, with respect to its debt obligations. In return, the buyer of the credit protection would pay the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the counterparty would keep the stream of payments and would have no further obligations to the Funds purchasing the credit protection.


Most swap agreements (but generally not credit default swaps) entered into by the Funds calculate the obligations of the parties to the agreement on a "net basis." Consequently, the Funds' current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). Other swap agreements, such as credit default swaps, may require initial premium (discount) payments as well as periodic payments (receipts) related to the fixed interest leg of the swap or to the default of a reference obligation.

The Funds' current obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Funds) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by segregating assets determined to be liquid. Obligations under swap agreements so covered will not be construed to be "senior securities" for purposes of the Funds' investment restriction concerning senior securities. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid for the Funds' illiquid investment limitations.

The Funds may enter into swap agreements to invest in a market without owning or taking physical custody of the underlying securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. The counterparty to any swap agreement will typically be a bank, investment banking firm or broker/dealer. The counterparty will generally agree to pay the Funds the amount, if any, by which the notional amount of the swap agreement would have increased in value had it been invested in the particular stocks, plus the dividends that would have been received on those stocks. The Funds will agree to pay to the counterparty a floating rate of interest on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to the Funds on any swap agreement should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Funds on the notional amount.

Swap agreements typically are settled on a net basis (but generally not credit default swaps), which means that the two payment streams are netted out, with the Funds receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of a swap agreement or periodically during its term. Other swap agreements, such as credit default swaps, may require initial premium (discount) payments as well as periodic payments (receipts) related to the fixed interest leg of the swap or to the default of a reference obligation. The Funds will earmark and reserve assets necessary to meet any accrued payment obligations when it is the buyer of a credit default swap. In cases where the Funds are the seller of a credit default swap, if the credit default swap provides for physical settlement, the Funds will be required to earmark and reserve the mark-to-market of the credit default swap, which represents the Funds' exposure under the agreement.

Swap agreements do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to swap agreements is limited to the net amount of payments that the Funds are contractually obligated to make. If a swap counterparty defaults, the Funds' risk of loss consists of the net amount of payments that the Funds are contractually entitled to receive, if any. The net amount of the excess, if any, of the Funds' obligations over its entitlements with respect to each equity swap will be accrued on a daily basis and an amount of cash or liquid assets, having an aggregate NAV at least equal to such accrued excess will be maintained in a segregated account by the Funds' custodian. Inasmuch as these transactions are entered into for hedging purposes or are offset by segregated cash of liquid assets, as permitted by applicable law, the Funds and their Adviser believe that these transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to the Funds' borrowing restrictions.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments, which are traded in the over-the-counter market. The Adviser, under the supervision of the Board, is responsible for determining and monitoring the liquidity of Funds transactions in swap agreements.

The use of swap agreements, including credit default swaps, is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The Funds will not enter into any swap agreement unless the Adviser believes that the other party to the transaction is creditworthy. The Funds bear the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. If a counterparty defaults on its payment obligations to the Funds, this default will cause the value of your investment in the Funds to decrease. Similarly, if a counterparty's creditworthiness declines, the value of the swap would likely decline. Moreover, there is no guarantee that a Fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party. In addition, the Funds may enter into financial instruments with a limited number of counterparties, which may increase the Funds' exposure to counterparty credit risk.

ILLIQUID SECURITIES

The Funds may purchase or hold illiquid securities, including securities that are not readily marketable and securities that are not registered ("restricted securities") under the Securities Act of 1933 (the "1933 Act"), but which can be offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act. Each Fund will not invest more than 15% of its net assets in illiquid securities. If the percentage of a Fund's net assets invested in illiquid securities exceeds 15% due to market activity, the Fund will take appropriate measures to reduce its holdings of illiquid securities. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Funds have valued the securities.

Under current SEC staff guidelines, illiquid securities also are considered to include, among other securities, purchased OTC options, certain cover for OTC options, repurchase agreements with maturities in excess of seven days, and certain securities whose disposition is restricted under the federal securities laws. The Funds may not be able to sell illiquid securities when the Adviser considers it desirable to do so or may have to sell such securities at a price that is lower than the price that could be obtained if the securities were more liquid. In addition, the sale of illiquid securities also may require more time and may result in higher dealer discounts and other selling expenses than does the sale of securities that are not illiquid. Illiquid securities also may be more difficult to value due to the unavailability of reliable market quotations for such securities, and investment in illiquid securities may have an adverse impact on NAV.

Institutional markets for restricted securities have developed as a result of the promulgation of Rule 144A under the 1933 Act, which provides a "safe harbor" from 1933 Act registration requirements for qualifying sales to institutional investors. When Rule 144A restricted securities present an attractive investment opportunity and meet other selection criteria, the Funds may make such investments whether or not such securities are "illiquid" depending on the market that exists for the particular security. The Board of Trustees of the Trust (the "Board") has delegated the responsibility for determining the liquidity of Rule 144A restricted securities that the Funds may invest in to the Adviser.

MONEY MARKET SECURITIES


Money market securities include short-term US Government securities; custodial receipts evidencing separately traded interest and principal components of securities issued by the US Treasury; commercial paper rated in the highest short-term rating category by a nationally recognized statistical ratings organization ("NRSRO"), such as Standard & Poor's Ratings Service ("S&P") or Moody's Investor Service ("Moody's"), or determined by the Adviser to be of comparable quality at the time of purchase; short-term bank obligations (certificates of deposit, time deposits and bankers' acceptances) of US commercial banks with assets of at least $1 billion as of the end of their most recent fiscal year; and repurchase agreements involving such securities. Each of these money market securities are described above. For a description of ratings, see "Appendix A -- Ratings" to this SAI.


REPURCHASE AND REVERSE REPURCHASE AGREEMENTS


REPURCHASE AGREEMENTS. The Funds may enter into repurchase agreements with financial institutions. A repurchase agreement is an agreement under which a fund acquires a fixed income security (generally a security issued by the US Government or an agency thereof, a banker's acceptance, or a certificate of deposit) from a commercial bank, broker, or dealer, and simultaneously agrees to resell such security to the seller at an agreed upon price and date (normally, the next business day). Because the security purchased constitutes collateral for the repurchase obligation, a repurchase agreement may be considered a loan that is collateralized by the security purchased. The acquisition of a repurchase agreement may be deemed to be an acquisition of the underlying securities as long as the obligation of the seller to repurchase the securities is collateralized fully. The Funds follows certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with creditworthy financial institutions whose condition will be continually monitored by the Adviser. The repurchase agreements entered into by the Funds will provide that the underlying collateral at all times shall have a value at least equal to 102% of the resale price stated in the agreement and consist only of securities permissible under Section 101(47)(A)(i) of the Bankruptcy Code (the Adviser monitors compliance with this requirement). Under all repurchase agreements entered into by the Funds, the custodian or its agent must take possession of the underlying collateral. In the event of a default or bankruptcy by a selling financial institution, the Funds will seek to liquidate such collateral. However, the exercising of the Funds' right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Funds could suffer a loss. Each Fund does not invest in repurchase agreements with respect to more than 33 1/3% of its total assets. It is the current policy of the Funds, not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Funds, amounts to more than 15% of the Funds' total assets. The investments of the Funds in repurchase agreements, at times, may be substantial when, in the view of the Adviser, liquidity or other considerations so warrant.

REVERSE REPURCHASE AGREEMENTS. The Funds may enter into reverse repurchase agreements, which involve the sale of securities with an agreement to repurchase the securities at an agreed-upon price, date and interest payment and have the characteristics of borrowing. Generally, the effect of such a transaction is that the Funds can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while the Funds will be able to keep the interest income associated with those portfolio securities. Such transactions are advantageous only if the interest cost to the Funds of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. Opportunities to achieve this advantage may not always be available, and the Funds intend to use the reverse repurchase technique only when it will be advantageous to the Funds. The Funds will in each instance establish a segregated account with the Trust's custodian bank in which the Funds will maintain cash or cash equivalents or other portfolio securities equal in value to the Funds' obligations in respect of reverse repurchase agreements. Each Fund does not engage in reverse repurchase agreements with respect to more than 33 1/3% of its total assets.

SECURITIES OF OTHER INVESTMENT COMPANIES

The Funds may invest in shares of other investment companies, to the extent permitted by applicable law and subject to certain restrictions. These investment companies typically incur fees that are separate from those fees incurred directly by the Funds. The Funds' purchase of such investment company securities results in the layering of expenses, such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying the Funds' expenses. Unless an exception is available, Section 12(d)(1)(A) of the 1940 Act prohibits a fund from (i) acquiring more than 3% of the voting shares of any one investment company, (ii) investing more than 5% of its total assets in any one investment company, and (iii) investing more than 10% of its total assets in all investment companies combined, including its ETF investments.

For hedging or other purposes, the Funds may invest in investment companies that seek to track the composition and/or performance of specific indexes or portions of specific indexes. Certain of these investment companies, known as exchange-traded funds, are traded on a securities exchange. (See "Exchange Traded Funds" above). The market prices of index-based investments will fluctuate in accordance with changes in the underlying portfolio securities of the investment company and also due to supply and demand of the investment company's shares on the exchange upon which the shares are traded. Index-based investments may not replicate or otherwise match the composition or performance of their specified index due to transaction costs, among other things.

Pursuant to orders issued by the SEC to each of certain iShares, Market Vectors, Vanguard, ProShares, PowerShares, Guggenheim, Direxion, Wisdom Tree, First Trust and SPDR exchange-traded funds (collectively, the "ETFs") and procedures approved by the Board, the Funds may invest in the ETFs in excess of the 3% limit described above, provided that the Funds otherwise comply with the conditions of the SEC order, as it may be amended, and any other applicable investment limitations. Neither the ETFs nor their investment advisers make any representations regarding the advisability of investing in the ETFs.

SECURITIES LENDING


The Funds may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Funds' Board of Trustees. These loans, if and when made, may not exceed 33 1/3% of the total asset value of each Fund (including the loan collateral). The Funds will not lend portfolio securities to the Adviser or its affiliates unless permissible under the 1940 Act and the rules and promulgations thereunder. Loans of portfolio securities will be fully collateralized by cash, letters of credit or US Government securities, and the collateral will be maintained in an amount equal to at least 100% of the current market value of the loaned securities by marking to market daily. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Funds.


The Funds may pay a part of the interest earned from the investment of collateral, or other fee, to an unaffiliated third party for acting as the Funds' securities lending agent.


By lending their securities, the Funds may increase their income by receiving payments from the borrower that reflect the amount of any interest or any dividends payable on the loaned securities as well as by either investing cash collateral received from the borrower in short-term instruments or obtaining a fee from the borrower when US Government securities or letters of credit are used as collateral. The Funds will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Funds must receive at least 100% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Funds must be able to terminate the loan on demand; (iv) the Funds must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Funds may pay only reasonable fees in connection with the loan (which fees may include fees payable to the lending agent, the borrower, the Funds' administrator and the custodian) and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Funds must terminate the loan and regain the right to vote the securities. The Board has adopted procedures reasonably designed to ensure that the foregoing criteria will be met. Loan agreements involve certain risks in the event of default or insolvency of the borrower, including possible delays or restrictions upon the Funds' ability to recover the loaned securities or dispose of the collateral for the loan, which could give rise to loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities.


INVESTMENT LIMITATIONS

FUNDAMENTAL POLICIES

The following are fundamental policies of the Funds. Fundamental policies cannot be changed without the consent of the holders of a majority of the Funds' outstanding shares. The phrase "majority of the outstanding shares" means the vote of (i) 67% or more of the Funds' shares present at a meeting, if more than 50% of the outstanding shares of the Funds are present or represented by proxy or (ii) more than 50% of the Fund's outstanding shares, whichever is less.

Each Fund may not:

     1. Purchase securities of an issuer that would cause the Fund to fail to satisfy the diversification requirement for a diversified management company under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

     2. Concentrate investments in a particular industry or group of industries, as concentration is defined under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

     3.   Borrow money or issue senior securities (as defined under the 1940
          Act), except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

     4. Make loans, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

     5. Purchase or sell commodities or real estate, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

     6. Underwrite securities issued by other persons, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

NON-FUNDAMENTAL POLICIES

In addition to each Fund's investment objective(s), the following investment limitations of each Fund are non-fundamental and may be changed by the Trust's Board of Trustees without shareholder approval. These non-fundamental policies are based upon the regulations currently set forth in the 1940 Act.

Each Fund may not:

     1. Hold illiquid securities in an amount exceeding, in the aggregate, 15% of the Fund's net assets.

In addition,


     1. Under normal circumstances, each Fund may not change its investment policyto invest at least 80% of its net assets (plus any borrowings for investment purposes) in US dollar-denominated, investment- grade fixed income instruments. This non-fundamental policy may be changed by the Board upon at least 60 days' written notice to shareholders.


Except with respect to the Funds' policies concerning borrowing and illiquid securities, if a percentage restriction is adhered to at the time of an investment, a later increase or decrease in percentage resulting from changes in values or assets will not constitute a violation of such restriction. With respect to the limitation on illiquid securities, in the event that a subsequent change in net assets or other circumstances causes a Fund to exceed its limitation, the Fund will take steps to bring the aggregate amount of illiquid instruments back within the limitations as soon as reasonably practicable.

The following descriptions of certain provisions of the 1940 Act may assist investors in understanding the above policies and restrictions:

DIVERSIFICATION. Under the 1940 Act, a diversified investment management company, as to 75% of its total assets, may not purchase securities of any issuer (other than securities issued or guaranteed by the US Government, its agents or instrumentalities or securities of other investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer, or more than 10% of the issuer's outstanding voting securities would be held by the Fund.


CONCENTRATION. The SEC staff has defined concentration as investing 25% or more of an investment company's net assets in an industry or group of industries, with certain exceptions. The SEC Staff does not consider the US Government or its agencies and instrumentalities, and/or state governments and their political subdivisions, to be members of any industry; therefore, mortgage-backed securities that are issued or guaranteed by the US Government, its agencies or instrumentalities are not subject to the Funds' concentration policy by virtue of this exclusion. In addition, privately issued mortgage-backed securities, or any asset-backed securities, are not considered to be the securities of issuers in a particular industry or group of industries.


BORROWING. The 1940 Act presently allows a fund to borrow from any bank (including pledging, mortgaging or hypothecating assets) in an amount up to 33 1/3% of its total assets.

SENIOR SECURITIES. Senior securities may include any obligation or instrument issued by a fund evidencing indebtedness. The 1940 Act generally prohibits funds from issuing senior securities, although it does not treat certain transactions as senior securities, such as short sales, firm commitment agreements and standby commitments, with appropriate earmarking or segregation of assets to cover such obligation.

LENDING. Under the 1940 Act, a fund may only make loans if expressly permitted by its investment policies. The Funds' current investment policy on lending is as follows: each Fund may not make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that the Fund may: (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) engage in securities lending as described in its Statement of Additional Information.

UNDERWRITING. Under the 1940 Act, underwriting securities involves a fund purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly.

COMMODITIES AND REAL ESTATE. The 1940 Act does not directly restrict an investment company's ability to invest in commodities or real estate, but does require that every investment company have a fundamental investment policy governing such investments. Each Fund has adopted a fundamental policy that would permit direct investment in commodities or real estate. The Funds' current investment policy is as follows: each Fund will not purchase or sell real estate, physical commodities, or commodities contracts, except that the Fund may purchase: (i) marketable securities issued by companies which own or invest in real estate (including REITs), commodities, or commodities contracts; and (ii) commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.

THE ADVISER


GENERAL. The Adviser, STW Fixed Income Management LLC ("STW" or the "Adviser"), is a professional investment management firm registered with the SEC under the Investment Advisers Act of 1940. The Adviser is a Delaware limited liability company that became a standalone company in 1985 and is 100% owned by William
H. Williams, Chief Executive Officer and Chief Investment Officer of the Adviser. As of September 30, 2012, the Adviser had approximately $11.9 billion in assets under management. The Adviser's principal business address is 6185 Carpinteria Avenue, Carpinteria, California 93013.


ADVISORY AGREEMENT WITH THE TRUST. The Trust and the Adviser have entered into an investment advisory agreement (the "Advisory Agreement") with respect to the Funds. Under the Advisory Agreement, the Adviser serves as the investment adviser and makes investment decisions for the Funds and continuously reviews, supervises and administers the investment program of the Funds, subject to the supervision of, and policies established by, the Trustees of the Trust. The Advisory Agreement provides that the Adviser shall indemnify and hold the Funds harmless from losses arising out of, among other things, the Adviser's breach of the Advisory Agreement or improper investments made by the Adviser.

After the initial two-year term, the continuance of the Advisory Agreement must be specifically approved at least annually: (i) by the vote of the Trustees or by a vote of the shareholders of the Funds; and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to the Funds, by a majority of the outstanding shares of the Funds, on not less than 30 days' nor more than 60 days' written notice to the Adviser, or by the Adviser on 90 days' written notice to the Trust. (As used in the Advisory Agreement, the terms "majority of the outstanding voting securities," "interested persons" and "assignment" have the same meaning as such terms in the 1940 Act).

ADVISORY FEES PAID TO THE ADVISER. For its services under the Advisory Agreement, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.33% of each Fund's average daily net assets.

The Adviser has contractually agreed to reduce fees and reimburse expenses of each Fund in order to keep net operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) (collectively, "excluded expenses") from exceeding 0.46%, as a percentage of net assets, until November 29, 2014. The Adviser may elect to extend this reduction in fees on an annual basis. In addition, if at any point it becomes unnecessary for the Adviser to reduce fees or make expense reimbursements, the Adviser may retain the difference between the total annual fund operating expenses (less excluded expenses) and 0.46% for each Fund to recapture all or a portion of its prior fee reductions or expense reimbursements made during the preceding three-year period during which this agreement was in place.


For the fiscal period from October 3, 2011 (the date the Funds commenced operations) to July 31, 2012, the STW Long Duration Investment-Grade Bond and STW Broad Tax-Aware Value Bond Funds paid $125,024 and $217,844, respectively, in contractual advisory fees. For the same period, the Adviser waived $125,024 in fees for the STW Long Duration Investment-Grade Bond Fund and $211,025 in fees for the STW Broad Tax-Aware Value Bond Fund. The total fees paid (after waivers) to the Adviser during this period was $0 for the STW Long Duration Investment-Grade Bond Fund and $6,819 for the STW Broad Tax-Aware Value Bond Fund.

The STW Short Duration Investment-Grade Bond and STW Core Investment-Grade Bond Funds have not yet commenced operations.


THE PORTFOLIO MANAGERS

This section includes information about the Funds' portfolio managers, including information about other accounts managed, the dollar range of Fund shares owned and how the portfolio managers are compensated.

COMPENSATION. The Adviser compensates the portfolio managers for their management of the Funds. Portfolio managers receive a base salary, benefits and a discretionary year-end bonus tied to personal performance. The discretionary year-end bonus can range between 0% to 30% of base salary as determined by dedication to the firm and personal performance evaluation over the current year. Portfolio managers may also receive retention and other special bonuses. Portfolio managers work as a team at the trading desk and are evaluated on their contribution to the execution of the investment process, their ability to interpret and communicate investment results and their contribution to the overall success of the firm. No employee of the Adviser is paid any kind of investment-performance-based incentive compensation.

Portfolio managers who are also principals may participate in an additional bonus compensation program which is the firm's method of allotting a portion of the firm's net profits. Employees are only eligible to participate at the discretion of the Adviser's Board of Directors. Potential participants in this plan must exhibit a high level of competence in his or her primary job area, a strong commitment to clients, demonstration of personal growth and success, full ownership in the quality of his or her job and full ownership in the quality of the results of the firm.


FUND SHARES OWNED BY PORTFOLIO MANAGERS. The following table shows the dollar amount range of the portfolio managers' "beneficial ownership" of shares of the Funds as of the most recently completed fiscal year. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended (the "1934 Act"). The STW Short Duration Investment-Grade Bond and STW Core Investment-Grade Bond Funds have not yet commenced operations.

--------------------------------------------------------------------------------
                               STW LONG DURATION         STW BROAD TAX-AWARE
NAME                      INVESTMENT-GRADE BOND FUND       VALUE BOND FUND
--------------------------------------------------------------------------------
William H. Williams            Over $1,000,000            Over $1,000,000
--------------------------------------------------------------------------------
Edward H. Jewett                    None                       None
--------------------------------------------------------------------------------
Richard A. Rezek, Jr.               None                       None
--------------------------------------------------------------------------------
Andrew B.J. Chorlton                None                       None
--------------------------------------------------------------------------------
Neil G. Sutherland                  None                       None
--------------------------------------------------------------------------------
Julio C. Bonilla                    None                       None
--------------------------------------------------------------------------------

OTHER ACCOUNTS. In addition to the Funds, the portfolio managers are responsible for the day-to-day management of certain other accounts, as listed below. The information provided below is as of July 31, 2012.

-----------------------------------------------------------------------------------------------------
                              REGISTERED
                        INVESTMENT COMPANIES            OTHER POOLED
                         (EXCLUDING THE FUND)       INVESTMENT VEHICLES         OTHER ACCOUNTS
-----------------------------------------------------------------------------------------------------
                       NUMBER OF   TOTAL ASSETS   NUMBER OF   TOTAL ASSETS   NUMBER OF   TOTAL ASSETS
NAME                    ACCOUNTS    (MILLIONS)    ACCOUNTS     (MILLIONS)    ACCOUNTS     (MILLIONS)
-----------------------------------------------------------------------------------------------------
William H. Williams        2          $608           9           $966           86         $10,383
-----------------------------------------------------------------------------------------------------
Edward H. Jewett           2          $608           9           $966           86         $10,383
-----------------------------------------------------------------------------------------------------
Richard A. Rezek, Jr.      2          $608           9           $966           86         $10,383
-----------------------------------------------------------------------------------------------------
Andrew B.J. Chorlton       2          $608           9           $966           86         $10,383
-----------------------------------------------------------------------------------------------------
Neil G. Sutherland         2          $608           9           $966           86         $10,383
-----------------------------------------------------------------------------------------------------
Julio C. Bonilla           2          $608           9           $966           86         $10,383
-----------------------------------------------------------------------------------------------------

Note: The Adviser utilizes a team-based approach to portfolio management and each of the portfolio managers listed are jointly responsible for the management of the accounts listed in each category. The number of accounts provided represents the number of client relationships rather than individual portfolios. Each client relationship may include multiple portfolios.

None of the accounts listed above is subject to a performance-based advisory fee.


CONFLICTS OF INTERESTS. The portfolio managers' management of "other accounts" may give rise to potential conflicts of interest in connection with their management of a Fund's investments, on the one hand, and the investments of the other accounts, on the other. Side-by-side management of different types of accounts including, in addition to the Fund, other mutual funds managed on a sub-advisory basis, separately managed accounts, proprietary accounts and other commingled investment vehicles, involves potential conflicts of interest that arise when two or more accounts invest in the same securities or pursue a similar strategy. Proprietary trading also involves potential conflicts of interest between STW and its clients. Potential conflicts of interest include favorable treatment of an account, preferential allocation of investment opportunities and conflicting trades. The Adviser has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated.

THE ADMINISTRATOR

GENERAL. SEI Investments Global Funds Services (the "Administrator"), a Delaware statutory trust, has its principal business offices at One Freedom Valley Drive, Oaks, Pennsylvania 19456. SEI Investments Management Corporation ("SIMC"), a wholly-owned subsidiary of SEI Investments Company ("SEI Investments"), is the owner of all beneficial interest in the Administrator. SEI Investments and its subsidiaries and affiliates, including the Administrator, are leading providers of fund evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers. The Administrator and its affiliates also serve as administrator or sub-administrator to other mutual funds.

ADMINISTRATION AGREEMENT WITH THE TRUST. The Trust and the Administrator have entered into an administration agreement (the "Administration Agreement"). Under the Administration Agreement, the Administrator provides the Trust with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities. Pursuant to a schedule to the Administration Agreement, the Administrator also serves as the shareholder servicing agent for the Funds whereby the Administrator provides certain shareholder services to the Funds.

The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder.

ADMINISTRATION FEES PAID TO THE ADMINISTRATOR. For its services under the Administration Agreement for the Funds, the Administrator is entitled to a fee, which is calculated daily and paid monthly, at an annual rate that is detailed in the following schedule:

--------------------------------------------------------------------------------
     FEE (AS A PERCENTAGE OF AGGREGATE
          AVERAGE ANNUAL ASSETS)            FUNDS' AVERAGE DAILY NET ASSETS
--------------------------------------------------------------------------------
                  0.12%                             First $250 million
--------------------------------------------------------------------------------
                  0.10%                       $250 million - $500 million
--------------------------------------------------------------------------------
                  0.08%                       $500 million - $1 billion
--------------------------------------------------------------------------------
                  0.06%                             Over $1 billion
--------------------------------------------------------------------------------

There is a minimum annual fee of $115,000 for the Funds and $15,000 per additional class opened after the initial launch. Due to these minimums, the annual administration fee the Funds pay will exceed the above percentages at low asset levels.


For the fiscal period from October 3, 2011 (the date the Funds commenced operations) to July 31, 2012, the STW Long Duration Investment-Grade Bond and STW Broad Tax-Aware Value Bond Funds each paid $94,968 in contractual administration fees, and the Administrator did not waive any fees for the Funds.

The STW Short Duration Investment-Grade Bond and STW Core Investment-Grade Bond Funds have not yet commenced operations.


THE DISTRIBUTOR

GENERAL. The Trust and SEI Investments Distribution Co. (the "Distributor"), a wholly -owned subsidiary of SEI Investments, and an affiliate of the Administrator, are parties to a distribution agreement ("Distribution Agreement"). The principal business address of the Distributor is One Freedom Valley Drive, Oaks, Pennsylvania 19456.

The continuance of the Distribution Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Funds and (ii) by the vote of a majority of the Trustees who are not "interested persons" of the Trust and have no direct or indirect financial interest in the operations of the Distribution Agreement or any related agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate automatically in the event of its assignment (as such term is defined in the 1940 Act), and is terminable at any time without penalty by the Trustees of the Trust or, with respect to the Funds, by a majority of the outstanding shares of the Funds, upon not more than 60 days' written notice by either party. The Distribution Agreement provides that the Distributor shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

PAYMENTS TO FINANCIAL INTERMEDIARIES

The Adviser and/or its affiliates, at their discretion, may make payments from their own resources and not from Fund assets to affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Funds, their service providers or their respective affiliates, as incentives to help market and promote the Funds and/or in recognition of their distribution, marketing, administrative services, and/or processing support.

These additional payments may be made to financial intermediaries that sell Fund shares or provide services to the Funds, the Distributor or shareholders of the Funds through the financial intermediary's retail distribution channel and/or fund supermarkets. Payments may also be made through the financial intermediary's retirement, qualified tuition, fee-based advisory, wrap fee bank trust or insurance (e.g., individual or group annuity) programs. These payments may include, but are not limited to, placing the Funds in a financial intermediary's retail distribution channel or on a preferred or recommended fund list; providing business or shareholder financial planning assistance; educating financial intermediary personnel about the Funds; providing access to sales and management representatives of the financial intermediary; promoting sales of Fund shares; providing marketing and educational support; maintaining share balances and/or for sub-accounting, administrative or shareholder transaction processing services. A financial intermediary may perform the services itself or may arrange with a third party to perform the services.

The Adviser and/or its affiliates may also make payments from their own resources to financial intermediaries for costs associated with the purchase of products or services used in connection with sales and marketing, participation in and/or presentation at conferences or seminars, sales or training programs, client and investor entertainment and other sponsored events. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

Revenue sharing payments may be negotiated based on a variety of factors, including the level of sales, the amount of Fund assets attributable to investments in the Funds by financial intermediaries' customers, a flat fee or other measures as determined from time to time by the Adviser and/or its affiliates. A significant purpose of these payments is to increase the sales of Fund shares, which in turn may benefit the Adviser through increased fees as Fund assets grow.

THE TRANSFER AGENT

DST Systems, Inc., 333 W. 11th Street, Kansas City, Missouri 64105 (the "Transfer Agent"), serves as the Funds' transfer agent and dividend disbursing agent under a transfer agency agreement with the Trust.

THE CUSTODIAN

US Bank National Association, 800 Nicollett Mall, Minneapolis, Minnesota 55402-4302 (the "Custodian"), serves as the custodian of the Funds. The Custodian holds cash, securities and other assets of the Funds as required by the 1940 Act.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP, One Commerce Square, 2005 Market Street, Philadelphia, Pennsylvania 19103, serves as independent registered public accounting firm for the Funds. The financial statements and notes thereto incorporated by reference have been audited by Ernst & Young LLP, as indicated in their report with respect thereto, and are incorporated by reference in reliance on the authority of their report as experts in accounting and auditing.

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP, 1701 Market Street, Philadelphia, Pennsylvania 19103-2921, serves as legal counsel to the Trust.

TRUSTEES AND OFFICERS OF THE TRUST

BOARD RESPONSIBILITIES. The management and affairs of the Trust and its series, including the Funds described in this SAI, are overseen by the Trustees. The Board has approved contracts, as described above, under which certain companies provide essential management services to the Trust.

Like most mutual funds, the day-to-day business of the Trust, including the management of risk, is performed by third party service providers, such as the Adviser, Distributor and Administrator. The Trustees are responsible for overseeing the Trust's service providers and, thus, have oversight responsibility with respect to risk management performed by those service providers. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the funds. The funds and their service providers employ a variety of processes, procedures and controls to identify various possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Each service provider is responsible for one or more discrete aspects of the Trust's business (e.g., the Adviser is responsible for the day-to-day management of each Fund's portfolio investments) and, consequently, for managing the risks associated with that business. The Board has emphasized to the funds' service providers the importance of maintaining vigorous risk management.

The Trustees' role in risk oversight begins before the inception of a fund, at which time certain of the fund's service providers present the Board with information concerning the investment objectives, strategies and risks of the fund as well as proposed investment limitations for the fund. Additionally, the fund's adviser provides the Board with an overview of, among other things, its investment philosophy, brokerage practices and compliance infrastructure. Thereafter, the Board continues its oversight function as various personnel, including the Trust's Chief Compliance Officer, as well as personnel of the adviser and other service providers such as the fund's independent accountants, make periodic reports to the Audit Committee or to the Board with respect to various aspects of risk management. The Board and the Audit Committee oversee efforts by management and service providers to manage risks to which the funds may be exposed.

The Board is responsible for overseeing the nature, extent and quality of the services provided to the funds by the adviser and receives information about those services at its regular meetings. In addition, on an annual basis, in connection with its consideration of whether to renew the advisory agreement with the adviser, the Board meets with the adviser to review such services. Among other things, the Board regularly considers the adviser's adherence to the funds' investment restrictions and compliance with various fund policies and procedures and with applicable securities regulations. The Board also reviews information about the funds' investments, including, for example, portfolio holdings schedules and reports on the adviser's use of derivatives in managing the funds, if any, as well as reports on the funds' investments in ETFs, if any. The Trust's Chief Compliance Officer reports regularly to the Board to review and discuss compliance issues and fund and adviser risk assessments. At least annually, the Trust's Chief Compliance Officer provides the Board with a report reviewing the adequacy and effectiveness of the Trust's policies and procedures and those of its service providers, including the adviser. The report addresses the operation of the policies and procedures of the Trust and each service provider since the date of the last report; any material changes to the policies and procedures since the date of the last report; any recommendations for material changes to the policies and procedures; and any material compliance matters since the date of the last report.

The Board receives reports from the funds' service providers regarding operational risks and risks related to the valuation and liquidity of portfolio securities. The Trust's Fair Value Pricing Committee makes regular reports to the Board concerning investments for which market quotations are not readily available. Annually, the independent registered public accounting firm reviews with the Audit Committee its audit of the funds' financial statements, focusing on major areas of risk encountered by the funds and noting any significant deficiencies or material weaknesses in the funds' internal controls. Additionally, in connection with its oversight function, the Board oversees fund management's implementation of disclosure controls and procedures, which are designed to ensure that information required to be disclosed by the Trust in its periodic reports with the SEC are recorded, processed, summarized and reported within the required time periods. The Board also oversees the Trust's internal controls over financial reporting, which comprise policies and procedures designed to provide reasonable assurance regarding the reliability of the Trust's financial reporting and the preparation of the Trust's financial statements.

From their review of these reports and discussions with the adviser, the Chief Compliance Officer, the independent registered public accounting firm and other service providers, the Board and the Audit Committee learn in detail about the material risks of the funds, thereby facilitating a dialogue about how management and service providers identify and mitigate those risks.

The Board recognizes that not all risks that may affect the funds can be identified and/or quantified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the funds' goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees as to risk management matters are typically summaries of the relevant information. Most of the funds' investment management and business affairs are carried out by or through the funds' adviser and other service providers each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from the funds' and each other's in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result of the foregoing and other factors, the Board's ability to monitor and manage risk, as a practical matter, is subject to limitations.


MEMBERS OF THE BOARD. There are ten members of the Board of Trustees, eight of whom are not interested persons of the Trust, as that term is defined in the 1940 Act ("independent Trustees"). Robert Nesher, an interested person of the Trust, serves as Chairman of the Board. George Sullivan, an independent Trustee, serves as the lead independent Trustee. The Trust has determined its leadership structure is appropriate given the specific characteristics and circumstances of the Trust. The Trust made this determination in consideration of, among other things, the fact that the independent Trustees constitute a super-majority (80%) of the Board, the fact that the chairperson of each Committee of the Board is an independent Trustee, the amount of assets under management in the Trust, and the number of funds (and classes of shares) overseen by the Board. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the independent Trustees from fund management.


The Board of Trustees has three standing committees: the Audit Committee, Governance Committee and Fair Value Pricing Committee. The Audit Committee and Governance Committee are chaired by an independent Trustee and composed of all of the independent Trustees. In addition, the Board of Trustees has a lead independent Trustee.

In his role as lead independent Trustee, Mr. Sullivan, among other things: presides over board meetings in the absence of the Chairman of the Board; presides over executive sessions of the independent Trustees; along with the Chairman of the Board, oversees the development of agendas for Board meetings; facilitates communication between the independent Trustees and management, and among the independent Trustees; serves as a key point person for dealings between the independent Trustees and management; and has such other responsibilities as the Board or independent Trustees determine from time to time.

Set forth below are the names, dates of birth, position with the Trust, length of term of office, and the principal occupations and other directorships held during at least the last five years of each of the persons currently serving as a Trustee of the Trust. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456.


-------------------------------------------------------------------------------------------------------------
                 POSITION
NAME AND        WITH TRUST
DATE OF         AND LENGTH      PRINCIPAL OCCUPATIONS
BIRTH            OF TERM         IN THE PAST 5 YEARS         OTHER DIRECTORSHIPS HELD IN THE PAST 5 YEARS
-------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
-------------------------------------------------------------------------------------------------------------
Robert          Chairman        SEI employee 1974 to        Current Directorships: Trustee of The Advisors'
Nesher          of the          present; currently          Inner Circle Fund, Bishop Street Funds, SEI
(08/17/46)      Board of        performs various            Daily Income Trust, SEI Institutional
                Trustees(1)     services on behalf of       International Trust, SEI Institutional
                (since          SEI Investments for         Investments Trust, SEI Institutional Managed
                1991)           which Mr. Nesher is         Trust, SEI Liquid Asset Trust, SEI Asset
                                compensated. President      Allocation Trust, SEI Tax Exempt Trust,
                                and Director of SEI         Adviser Managed Trust and New Covenant
                                Structured Credit Fund,     Funds, President and Director of SEI Structured
                                LP. President and Chief     Credit Fund, L.P. Director of SEI Global Master
                                Executive Officer of        Fund plc, SEI Global Assets Fund plc, SEI
                                SEI Alpha Strategy          Global Investments Fund plc, SEI
                                Portfolios, LP, June        Investments--Global Funds Services, Limited,
                                2007 to present.            SEI Investments Global, Limited, SEI
                                President and Director      Investments (Europe) Ltd., SEI Investments--
                                of SEI Opportunity          Unit Trust Management (UK) Limited, SEI
                                Fund, L.P. to 2010.         Multi-Strategy Funds PLC, SEI Global
                                                            Nominee Ltd. and SEI Alpha Strategy
                                                            Portfolios, LP.

                                                            Former Directorships: Director of SEI
                                                            Opportunity Fund, L.P. to 2010.
-------------------------------------------------------------------------------------------------------------
William M.      Trustee(1)      Self-Employed               Current Directorships: Trustee of The Advisors'
Doran           (since          Consultant since 2003.      Inner Circle Fund, Bishop Street Funds, SEI
(05/26/40)      1991)           Partner at Morgan,          Daily Income Trust, SEI Institutional
                                Lewis & Bockius LLP         International Trust, SEI Institutional
                                (law firm) from 1976 to     Investments Trust, SEI Institutional Managed
                                2003. Counsel to the        Trust, SEI Liquid Asset Trust, SEI Asset
                                Trust, SEI Investments,     Allocation Trust, SEI Tax Exempt Trust,
                                SIMC, the                   Adviser Managed Trust and New Covenant
                                Administrator and the       Funds. Director of SEI Alpha Strategy
                                Distributor.                Portfolios, LP. Director of SEI Investments
                                                            (Europe), Limited, SEI Investments--Global
                                                            Funds Services, Limited, SEI Investments
                                                            Global, Limited, SEI Investments (Asia),
                                                            Limited, SEI Asset Korea Co., Ltd., SEI Global
                                                            Nominee Ltd. and SEI Investments -- Unit Trust
                                                            Management (UK) Limited. Director of the
                                                            Distributor since 2003.
-------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
-------------------------------------------------------------------------------------------------------------
Charles E.      Trustee         Self-Employed               Current Directorships: Trustee of The Advisors'
Carlbom         (since          Business                    Inner Circle Fund and Bishop Street Funds;
(08/20/34)      2005)           Consultant, Business        Director of Oregon Transfer Co.
                                Projects Inc. since
                                1997.
-------------------------------------------------------------------------------------------------------------
John K. Darr    Trustee         Retired. CEO, Office of     Current Directorships: Trustee of The Advisors'
(08/17/44)      (since          Finance, Federal Home       Inner Circle Fund and Bishop Street Funds.
                2008)           Loan Bank, from 1992        Director of Federal Home Loan Banks of
                                to 2007.                    Pittsburgh and Manna, Inc. (non-profit
                                                            developer of affordable housing for ownership).
                                                            Director of Meals on Wheels, Lewes/Rehoboth
                                                            Beach.
-------------------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------------------------------------
                 POSITION
NAME AND        WITH TRUST
DATE OF         AND LENGTH      PRINCIPAL OCCUPATIONS
BIRTH            OF TERM         IN THE PAST 5 YEARS         OTHER DIRECTORSHIPS HELD IN THE PAST 5 YEARS
-------------------------------------------------------------------------------------------------------------
Joseph T.       Trustee         Self Employed               Current Directorships: Trustee of The Advisors'
Grause,         (since          Consultant since            Inner Circle Fund and Bishop Street Funds.
Jr.(05/28/52)   2011)           January 2012; Director
                                of Endowments and
                                Foundations,
                                Morningstar Investment
                                Management,
                                Morningstar, Inc.,
                                February 2010 to May
                                2011; Director of
                                International
                                Consulting and Chief
                                Executive Officer of
                                Morningstar Associates
                                Europe Limited,
                                Morningstar, Inc., May
                                2007 to February 2010;
                                Country Manager --
                                Morningstar UK
                                Limited, Morningstar,
                                Inc., June 2005 to May
                                2007.
-------------------------------------------------------------------------------------------------------------
Mitchell A.     Trustee         Retired. Private            Current Directorships: Trustee of The Advisors'
Johnson         (since          Investor since 1994.        Inner Circle Fund, Bishop Street Funds, SEI
(03/01/42)      2005)                                       Asset Allocation Trust, SEI Daily Income Trust,
                                                            SEI Institutional International Trust, SEI
                                                            Institutional Managed Trust, SEI Institutional
                                                            Investments Trust, SEI Liquid Asset Trust, SEI
                                                            Tax Exempt Trust, SEI Alpha Strategy
                                                            Portfolios, LP, Adviser Managed Trust and
                                                            New Covenant Funds. Director, Federal
                                                            Agricultural Mortgage Corporation (Farmer
                                                            Mac) since 1997.
-------------------------------------------------------------------------------------------------------------
Betty L.        Trustee         Vice President,             Current Directorships: Trustee of The Advisors'
Krikorian       (since 2005)    Compliance, AARP            Inner Circle Fund and Bishop Street Funds.
(01/23/43)                      Financial Inc. from
                                2008 to 2010. Self-
                                Employed Legal and
                                Financial Services
                                Consultant since 2003.
                                Counsel (in-house) for
                                State Street Bank from
                                1995 to 2003.
-------------------------------------------------------------------------------------------------------------
Bruce Speca     Trustee         Global Head of Asset        Current Directorships: Trustee of The Advisors'
(02/12/56)      (since 2011)    Allocation, Manulife        Inner Circle Fund and Bishop Street Funds.
                                Asset Management
                                (subsidiary of Manulife
                                Financial), June 2010 to
                                May 2011; Executive
                                Vice President --
                                Investment
                                Management Services,
                                John Hancock Financial
                                Services (subsidiary of
                                Manulife Financial),
                                June 2003 to June 2010.
-------------------------------------------------------------------------------------------------------------
James M.        Trustee         Attorney, Solo              Current Directorships: Trustee/Director of The
Storey          (since 1994)    Practitioner since 1994.    Advisors' Inner Circle Fund, Bishop Street
(04/12/31)                                                  Funds and U.S. Charitable Gift Trust. Trustee of
                                                            SEI Daily Income Trust, SEI Institutional
                                                            International Trust, SEI Institutional
                                                            Investments Trust, SEI Institutional Managed
                                                            Trust, SEI Liquid Asset Trust, SEI Asset
                                                            Allocation Trust, SEI Tax Exempt Trust and
                                                            SEI Alpha Strategy Portfolios, L.P. until
                                                            December 2010.
-------------------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------------------------------------
                 POSITION
NAME AND        WITH TRUST
DATE OF         AND LENGTH      PRINCIPAL OCCUPATIONS
BIRTH            OF TERM         IN THE PAST 5 YEARS         OTHER DIRECTORSHIPS HELD IN THE PAST 5 YEARS
-------------------------------------------------------------------------------------------------------------
George J.       Trustee         Retired since January       Current Directorships: Trustee/Director of State
Sullivan, Jr.   (since          2012. Self-employed         Street Navigator Securities Lending Trust, The
(11/13/42)      1999)           Consultant, Newfound        Advisors' Inner Circle Fund, Bishop Street
                Lead            Consultants Inc. April      Funds, SEI Structured Credit Fund, LP, SEI
                Independent     1997 to December            Daily Income Trust, SEI Institutional
                Trustee         2011.                       International Trust, SEI Institutional
                                                            Investments Trust, SEI Institutional Managed
                                                            Trust, SEI Liquid Asset Trust, SEI Asset
                                                            Allocation Trust, SEI Tax Exempt Trust, SEI
                                                            Alpha Strategy Portfolios, LP, Adviser
                                                            Managed Trust and New Covenant Funds;
                                                            member of the independent review committee
                                                            for SEI's Canadian-registered mutual funds.

                                                            Former Directorships: Director of SEI
                                                            Opportunity Fund, L.P. to 2010.
-------------------------------------------------------------------------------------------------------------


(1) Denotes Trustees who may be deemed to be "interested" persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.

INDIVIDUAL TRUSTEE QUALIFICATIONS. The Trust has concluded that each of the Trustees should serve on the Board because of their ability to review and understand information about the Funds provided to them by management, to identify and request other information they may deem relevant to the performance of their duties, to question management and other service providers regarding material factors bearing on the management and administration of the Funds, and to exercise their business judgment in a manner that serves the best interests of the Funds' shareholders. The Trust has concluded that each of the Trustees should serve as a Trustee based on their own experience, qualifications, attributes and skills as described below.

The Trust has concluded that Mr. Nesher should serve as Trustee because of the experience he has gained in his various roles with SEI Investments Company, which he joined in 1974, his knowledge of and experience in the financial services industry, and the experience he has gained serving as trustee of the Trust since 1991.

The Trust has concluded that Mr. Doran should serve as Trustee because of the experience he gained serving as a Partner in the Investment Management and Securities Industry Practice of a large law firm, his experience in and knowledge of the financial services industry, and the experience he has gained serving as trustee of the Trust since 1991.

The Trust has concluded that Mr. Carlbom should serve as Trustee because of the business experience he gained as President and CEO of a large distribution cooperative and Chairman of a consulting company, his knowledge of the financial services industry, and the experience he has gained serving as trustee of the Trust since 2005.

The Trust has concluded that Mr. Darr should serve as Trustee because of his background in economics, the business experience he gained in a variety of roles with different financial and banking institutions and as a founder of a money management firm, his knowledge of the financial services industry, and the experience he has gained serving as trustee of the Trust since 2008.


The Trust has concluded that Mr. Grause should serve as Trustee because of the knowledge and experience he gained in a variety of leadership roles with different financial institutions, his knowledge of the mutual fund and investment management industries and his past experience as an interested trustee and chair of the investment committee for a multi-managed investment company.


The Trust has concluded that Mr. Johnson should serve as Trustee because of the experience he gained as a senior vice president, corporate finance, of a Fortune 500 company, his experience in and knowledge of the financial services and banking industries, the experience he gained serving as a director of other mutual funds, and the experience he has gained serving as trustee of the Trust since 2005.

The Trust has concluded that Ms. Krikorian should serve as Trustee because of the experience she gained serving as a legal and financial services consultant, in-house counsel to a large custodian bank and Vice

President of Compliance of an investment adviser, her background in fiduciary and banking law, her experience in and knowledge of the financial services industry, and the experience she has gained serving as trustee of the Trust since 2005.


The Trust has concluded that Mr. Speca should serve as Trustee because of the knowledge and experience he gained serving as president of a mutual fund company and portfolio manager for a $95 billion complex of asset allocation funds, and his over 25 years of experience working in a management capacity with mutual fund boards.


The Trust has concluded that Mr. Storey should serve as Trustee because of the mutual fund governance experience he gained as an Investment Management attorney, both in private practice and with the SEC, his background serving as counsel to numerous mutual fund boards of trustees, his knowledge of the 1940 Act, his experience in and knowledge of the financial services industry, and the experience he has gained serving as trustee of the Trust since 1994.

The Trust has concluded that Mr. Sullivan should serve as Trustee because of the experience he gained as a certified public accountant and financial consultant, his experience in and knowledge of public company accounting and auditing and the financial services industry, the experience he gained as an officer of a large financial services firm in its operations department and his experience from serving as trustee of the Trust since 1999.

In its periodic assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Trustees primarily in the broader context of the Board's overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the funds.

BOARD COMMITTEES. The Board has established the following standing committees:


     o AUDIT COMMITTEE. The Board has a standing Audit Committee that is composed of each of the independent Trustees of the Trust. The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include: recommending which firm to engage as each fund's independent registered public accounting firm and whether to terminate this relationship; reviewing the independent registered public accounting firm's compensation, the proposed scope and terms of its engagement, and the firm's independence; pre-approving audit and non-audit services provided by each fund's independent registered public accounting firm to the Trust and certain other affiliated entities; serving as a channel of communication between the independent registered public accounting firm and the Trustees; reviewing the results of each external audit, including any qualifications in the independent registered public accounting firm's opinion, any related management letter, management's responses to recommendations made by the independent registered public accounting firm in connection with the audit, reports submitted to the Committee by the internal auditing department of the Trust's Administrator that are material to the Trust as a whole, if any, and management's responses to any such reports; reviewing each fund's audited financial statements and considering any significant disputes between the Trust's management and the independent registered public accounting firm that arose in connection with the preparation of those financial statements; considering, in consultation with the independent registered public accounting firm and the Trust's senior internal accounting executive, if any, the independent registered public accounting firms' report on the adequacy of the Trust's internal financial controls; reviewing, in consultation with each fund's independent registered public accounting firm, major changes regarding auditing and accounting principles and practices to be followed when preparing each fund's financial statements; and other audit related matters. Ms. Krikorian and Messrs. Carlbom, Darr, Grause, Johnson, Speca, Storey and Sullivan currently serve as members of the Audit Committee. Mr. Sullivan serves as the Chairman of the Audit Committee. The Audit Committee meets periodically, as necessary, and met four (4) times during the most recently completed fiscal year.

     o FAIR VALUE PRICING COMMITTEE. The Board has a standing Fair Value Pricing Committee that is composed of at least one Trustee and various representatives of the Trust's service providers, as appointed by the Board. The Fair Value Pricing Committee operates under procedures approved by the Board. The principal responsibility of the Fair Value Pricing Committee is to determine the fair value of securities for which current market quotations are not readily available. The Fair Value Pricing Committee's determinations are reviewed by the Board. Mr. Nesher, interested Trustee, currently serves as the Board's delegate on the Fair Value Pricing Committee. The Fair Value Pricing Committee meets periodically, as necessary, and met once during the most recently completed fiscal year.

     o GOVERNANCE COMMITTEE. The Board has a standing Governance Committee (formerly the Nominating Committee) that is composed of each of the independent Trustees of the Trust. The Governance Committee operates under a written charter approved by the Board. The principal responsibilities of the Governance Committee include: considering and reviewing Board governance and compensation issues; conducting a self-assessment of the Board's operations; selecting and nominating all persons to serve as Independent Trustees and evaluating the qualifications of "interested" Trustee candidates; and reviewing shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Committee at the Trust's office. Ms. Krikorian and Messrs. Carlbom, Darr, Grause, Johnson, Speca, Storey and Sullivan, currently serve as members of the Governance Committee. Ms. Krikorian serves as the Chairman of the Governance Committee. The Governance Committee meets periodically, as necessary, and met three (3) times during the most recently completed fiscal year.


FUND SHARES OWNED BY BOARD MEMBERS. The following table shows the dollar amount range of each Trustee's "beneficial ownership" of shares of the Fund as of the end of the most recently completed calendar year. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act. The Trustees and officers of the Trust own less than 1% of the outstanding shares of the Trust.


------------------------------------------------------------------------------------------
                             DOLLAR RANGE OF            AGGREGATE DOLLAR RANGE OF SHARES
NAME                     FUND SHARES (FUNDS)(1)       (ALL FUNDS IN THE FUND COMPLEX)(1,2)
------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
------------------------------------------------------------------------------------------
Doran                             None                                None
------------------------------------------------------------------------------------------
Nesher                            None                                None
------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------
Carlbom                           None                                None
------------------------------------------------------------------------------------------
Darr                              None                                None
------------------------------------------------------------------------------------------
Grause                            None                                None
------------------------------------------------------------------------------------------
Johnson                           None                                None
------------------------------------------------------------------------------------------
Krikorian                         None                                None
------------------------------------------------------------------------------------------
Speca                             None                                None
------------------------------------------------------------------------------------------
Storey                            None                                None
------------------------------------------------------------------------------------------
Sullivan                          None                                None
------------------------------------------------------------------------------------------

(1)  Valuation date is December 31, 2011.
(2)  The Trust is the only investment company in the "Fund Complex."

BOARD COMPENSATION. The Trust paid the following fees to the Trustees during its most recently completed fiscal year.


---------------------------------------------------------------------------------------------------------------
                                    PENSION OR
                 AGGREGATE     RETIREMENT BENEFITS     ESTIMATED ANNUAL
               COMPENSATION     ACCRUED AS PART OF      BENEFITS UPON         TOTAL COMPENSATION FROM THE TRUST
NAME         FROM THE TRUST      FUND EXPENSES           RETIREMENT                 AND FUND COMPLEX(1)
---------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
---------------------------------------------------------------------------------------------------------------
Doran              $0                 n/a                   n/a                   $0 for service on (1) board
---------------------------------------------------------------------------------------------------------------
Nesher             $0                 n/a                   n/a                   $0 for service on (1) board
---------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
---------------------------------------------------------------------------------------------------------------
Carlbom         $42,139               n/a                   n/a               $42,139 for service on (1) board
---------------------------------------------------------------------------------------------------------------
Darr            $42,139               n/a                   n/a               $42,139 for service on (1) board
---------------------------------------------------------------------------------------------------------------
Grause          $32,414               n/a                   n/a               $32,414 for service on (1) board
---------------------------------------------------------------------------------------------------------------
Johnson         $42,139               n/a                   n/a               $42,139 for service on (1) board
---------------------------------------------------------------------------------------------------------------
Krikorian       $42,139               n/a                   n/a               $42,139 for service on (1) board
---------------------------------------------------------------------------------------------------------------
Speca           $32,414               n/a                   n/a               $32,414 for service on (1) board
---------------------------------------------------------------------------------------------------------------
Storey          $42,139               n/a                   n/a               $42,139 for service on (1) board
---------------------------------------------------------------------------------------------------------------
Sullivan        $42,139               n/a                   n/a               $42,139 for service on (1) board
---------------------------------------------------------------------------------------------------------------


(1)  The Trust is the only investment company in the "Fund Complex."

TRUST OFFICERS. Set forth below are the names, dates of birth, position with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Executive Officers of the Trust. Unless otherwise noted, the business address of each officer is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456. The Chief Compliance Officer is the only officer who receives compensation from the Trust for his services.

Certain officers of the Trust also serve as officers of one or more mutual funds for which SEI Investments Company or its affiliates act as investment manager, administrator or distributor.


---------------------------------------------------------------------------------------------------------
                  POSITION WITH
NAME AND          TRUST AND LENGTH      PRINCIPAL OCCUPATIONS IN                 OTHER DIRECTORSHIPS HELD
DATE OF BIRTH     OF TERM               PAST 5 YEARS                             IN THE PAST 5 YEARS
---------------------------------------------------------------------------------------------------------
Michael Beattie   President             Director of Client Service at SEI from   None.
(03/13/65)        (since 2011)          2004 to 2011. Vice President at SEI
                                        from 2009 to November 2011.
---------------------------------------------------------------------------------------------------------
Michael           Treasurer,            Director, SEI Investments, Fund          None.
Lawson            Controller and        Accounting since July 2005.
(10/08/60)        Chief Financial       Manager, SEI Investments, Fund
                  Officer               Accounting at SEI Investments AVP
                  (since 2005)          from April 1995 to February 1998
                                        and November 1998 to July 2005.
---------------------------------------------------------------------------------------------------------
Russell Emery     Chief Compliance      Chief Compliance Officer of SEI          None.
(12/18/62)        Officer               Structured Credit Fund, LP and SEI
                  (since 2006)          Alpha Strategy Portfolios, LP since
                                        June 2007. Chief Compliance Officer of
                                        SEI Opportunity Fund, L.P., SEI
                                        Institutional Managed Trust, SEI Asset
                                        Allocation Trust, SEI Institutional
                                        International Trust, SEI Institutional
                                        Investments Trust, SEI Daily Income
                                        Trust, SEI Liquid Asset Trust and SEI
                                        Tax Exempt Trust since March 2006.
                                        Director of Investment Product
                                        Management and Development, SEI
                                        Investments, since February 2003;
                                        Senior Investment Analyst -- Equity
                                        Team, SEI Investments, from March
                                        2000 to February 2003.
---------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------
                  POSITION WITH
NAME AND          TRUST AND LENGTH      PRINCIPAL OCCUPATIONS IN                 OTHER DIRECTORSHIPS HELD
DATE OF BIRTH     OF TERM               PAST 5 YEARS                             IN THE PAST 5 YEARS
---------------------------------------------------------------------------------------------------------

Timothy D.        Vice President and    General Counsel and Secretary of         None.
Barto             Assistant Secretary   SIMC and the Administrator since
(03/28/68)        (since 1999)          2004. Vice President of SIMC and the
                                        Administrator since 1999. Vice
                                        President and Assistant Secretary of
                                        SEI Investments since 2001. Assistant
                                        Secretary of SIMC, the Administrator
                                        and the Distributor, and Vice President
                                        of the Distributor from 1999 to 2003.
---------------------------------------------------------------------------------------------------------
John Munch        Vice President and    Attorney, SEI Investments Company,       None.
(05/07/71)        Assistant Secretary   since 2001.
                  (since 2012)
---------------------------------------------------------------------------------------------------------
Dianne M.         Vice President        Counsel at SEI Investments since 2010.   None.
Sulzbach          and Secretary         Associate at Morgan, Lewis & Bockius
(07/18/77)        (since 2011)          LLP from 2006 to 2010. Associate at
                                        Morrison & Foerster LLP from 2003 to
                                        2006. Associate at Stradley Ronon
                                        Stevens & Young LLP from 2002 to
                                        2003.
---------------------------------------------------------------------------------------------------------
Keri Rohn         Privacy Officer       Compliance Officer at SEI Investments    None.
(8/24/80)         (since 2009)          since 2003.
                  AML Officer
                  (since 2011)
---------------------------------------------------------------------------------------------------------


PURCHASING AND REDEEMING SHARES

Purchases and redemptions may be made through the Transfer Agent on any day the New York Stock Exchange ("NYSE") is open for business. Shares of the Funds are offered and redeemed on a continuous basis. Currently, the Trust is closed for business when the following holidays are observed: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

It is currently the Trust's policy to pay all redemptions in cash. The Trust retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in-kind of securities held by the Funds in lieu of cash. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions. A shareholder will at all times be entitled to aggregate cash redemptions from all funds of the Trust up to the lesser of $250,000 or 1% of the Trust's net assets during any 90-day period. The Trust has obtained an exemptive order from the SEC that permits the Trust to make in-kind redemptions to those shareholders of the Trust that are affiliated with the Trust solely by their ownership of a certain percentage of the Trust's investment portfolios.

The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period on which trading on the NYSE is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or valuation of the Funds' securities is not reasonably practicable, or for such other periods as the SEC has by order permitted. The Trust also reserves the right to suspend sales of shares of the Funds for any period during which the NYSE, the Adviser, the Administrator, the Transfer Agent and/or the Custodian are not open for business.

DETERMINATION OF NET ASSET VALUE

GENERAL POLICY. The following information supplements and should be read in conjunction with the section in the Prospectus entitled "How the Fund Calculates NAV." The NAV of a Fund serves as the basis for the purchase and redemption price of the Fund's shares. The NAV of each Fund is calculated by dividing the market value of the Fund's securities plus the value of its other assets, less all liabilities, by the number of outstanding shares of the Fund. The Funds adhere to Section 2(a)(41), and Rule 2a-4 thereunder, of the 1940 Act with respect to the valuation of portfolio securities. In general, securities for which market quotations are readily available are valued at current market value, and all other securities are valued at fair value in accordance with procedures adopted by the Board. In complying with the 1940 Act, the Trust relies on guidance provided by the SEC and by the SEC staff in various interpretive letters and other guidance.

EQUITY SECURITIES. Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded on valuation date (or at approximately 4:00 p.m., Eastern Time, if a security's primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If such prices are not available or determined to not represent the fair value of the security as of the Funds' pricing time, the security will be valued at fair value as determined in good faith using methods approved by the Board.

MONEY MARKET SECURITIES AND OTHER DEBT SECURITIES. If available, money market securities and other debt securities are priced based upon valuations provided by recognized independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. Money market securities and other debt securities with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. If such prices are not available or determined to not represent the fair value of the security as of the Fund's pricing time, the security will be valued at fair value as determined in good faith using methods approved by the Trust's Board.

DERIVATIVES AND OTHER COMPLEX SECURITIES. Exchange traded options on securities and indices purchased by the Funds generally are valued at their last trade price or, if there is no last trade price, the last bid price. Exchange traded options on securities and indices written by the Funds generally are valued at their last trade price or, if there is no last trade price, the last asked price. In the case of options traded in the over-the-counter ("OTC") market, if the OTC option is also an exchange traded option, the Funds will follow the rules regarding the valuation of exchange traded options. If the OTC option is not also an exchange traded option, the Funds will value the option at fair value in accordance with procedures adopted by the Board. Futures contracts and options on futures contracts are valued at the last trade price prior to the end of the Funds' pricing cycle.


OTC securities held by the Funds shall be valued at the NASDAQ Official Closing Price ("NOCP") on the valuation date or, if no NOCP is reported, the last reported bid price is used, and quotations shall be taken from the market/exchange where the security is primarily traded. Securities listed on the Nasdaq Global Select Market and Nasdaq Global Market shall be valued at the NOCP; which may differ from the last sales price reported. The portfolio securities of the Funds that are listed on national exchanges are taken at the last sales price of such securities on such exchange; if no sales price is reported, the last reported bid price is used. For valuation purposes, all assets and liabilities initially expressed in foreign currency values will be converted into US dollar values at the rate at which local currencies can be sold to buy US dollars as last quoted by any recognized dealer. If these quotations are not available, the rate of exchange will be determined in good faith by the Adviser based on guidelines adopted by the Board. Dividend income and other distributions are recorded on the ex-dividend date, except for certain dividends from foreign securities which are recorded as soon as the Trust is informed after the ex-dividend date.

The value of domestic equity index and credit default swap agreements entered into by the Funds is accounted for using the unrealized gain or loss on the agreements that is determined by marking the agreements to the last quoted value of the index that the swap pertains to at the close of the NYSE, usually 4:00 p.m., Eastern Time. The swap's market value is then adjusted to include dividends accrued, financing charges and/or interest associated with the swap agreement. If the last quoted value of the index is not readily available, the swap agreement will be valued in good faith in accordance with procedures adopted by the Board. The value of foreign equity index and currency index swap agreements entered into by the Funds are accounted for using the unrealized gain or loss on the agreements that is determined by marking the agreements to the price at which orders are being filled at the close of the NYSE, usually 4:00 p.m., Eastern Time. In the event that no order is filled at 4:00 p.m., Eastern Time, the Funds value the swap based on a quote provided by a dealer in accordance with the fund's pricing procedures. The swap's market value is then adjusted to include dividends accrued, financing charges and/or interest associated with the swap agreements.

Illiquid securities, securities for which reliable quotations or pricing services are not readily available, and all other assets will be valued either at the average of the last bid price of the securities obtained from two or more dealers or otherwise at their respective fair value as determined in good faith by, or under procedures established by the Board. The Board has adopted fair valuation procedures for the Funds and has delegated responsibility for fair value determinations to the Fair Valuation Committee. The members of the Fair Valuation Committee report, as necessary, to the Board regarding portfolio valuation determination. The Board, from time to time, will review these methods of valuation and will recommend changes which may be necessary to assure that the investments of the Funds are valued at fair value.

USE OF THIRD-PARTY INDEPENDENT PRICING AGENTS. Pursuant to contracts with the Administrator, market prices for most securities held by the Funds are provided daily by third-party independent pricing agents that are approved by the Board. The valuations provided by third-party independent pricing agents are reviewed daily by the Administrator.

TAXES


The following is only a summary of certain federal income tax considerations generally affecting the Funds and their shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisors with specific reference to their own tax situations, including their state and local tax liabilities.


This general discussion of certain federal income tax consequences is based on the Internal Revenue Code and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.


Congress passed the Regulated Investment Company Modernization Act on December 22, 2010 (the "RIC Mod Act") which makes certain beneficial changes for RICs and their shareholders, some of which are referenced below. In general, the RIC Mod Act contains simplification provisions effective for taxable years beginning after December 22, 2010, which are aimed at preventing disqualification of a RIC for "inadvertent" failures of the asset diversification and/or qualifying income tests. Additionally, the RIC Mod Act allows capital losses to be carried forward indefinitely, retains the character of the original loss, exempts certain RICs from the preferential dividend rule and repealed the 60-day designation requirement for certain types of income and gains.

QUALIFICATIONS AS A REGULATED INVESTMENT COMPANY. Each Fund intends to qualify and elects to be treated as a RIC under Subchapter M of the Code. By following such a policy, each Fund expects to eliminate or reduce to a nominal amount the federal taxes to which it may be subject. The Board reserves the right not to maintain the qualification of a Fund as a RIC if it determines such course of action to be beneficial to shareholders.

In order to be taxable as a RIC, each Fund must distribute annually to its shareholders at least 90% of its net investment income (generally net investment income plus the excess of net short-term capital gains over net long-term capital losses, less operating expenses) and at least 90% of its net tax exempt interest income, for each tax year, if any, to its shareholders ("Distribution Requirement") and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of the Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income, including, generally, certain gains from options, futures, and forward contracts derived with respect to its business of investing in such stock, securities or currencies, and net income derived from an interest in qualified publicly traded partnerships ("the Qualifying Income Test"); (ii) at the end of each fiscal quarter of the Fund's taxable year, at least 50% of the market value of its total assets must be represented by cash and cash items, US Government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund's total assets or more than 10% of the outstanding voting securities of such issuer, and (iii) at the end of each fiscal quarter of the Fund's taxable year, not more than 25% of the value of its total assets is invested in the securities (other than US Government securities or securities of other RICs) of any one issuer or the securities (other than the securities of other RICs) of two or more issuers that the Funds control and which are engaged in the same, or similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnerships ("Asset Diversification Test").



If a Fund fails to satisfy the Qualifying Income Test or the Asset Diversification Test in any taxable year, the Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the asset diversification requirements where the Fund corrects the failure within a specified period. If a Fund fails to qualify as a RIC for any year, and these relief provisions are not available, all of its income will be subject to federal income tax at regular corporate rates without any deduction for distributions to shareholders. In such case, its shareholders would be taxed as if they received ordinary dividends, although corporate shareholders could be eligible for the dividends received deduction and individuals may be able to benefit from the lower tax rates available to qualified dividend income (for tax years ending prior to December 31, 2012). In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a RIC.

Each Fund is treated as a separate corporation for federal income tax purposes. The Fund therefore is considered to be a separate entity in determining its treatment under the rules for RICs described herein. Losses in one Fund do not offset gains in another and the requirements (other than certain organizational requirements) for qualifying RIC status are determined at the Fund level rather than at the Trust level.



A Fund may elect to treat part or all of any "qualified late year loss" as if it had been incurred in the succeeding taxable year in determining the Fund's taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such "qualified late year loss" as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar. A "qualified late year loss" generally includes net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year (commonly referred to as "post-October losses") and certain other late-year losses.

The RIC Mod Act changed the treatment of capital loss carryovers for RICs. The new rules are similar to those that apply to capital loss carryovers of individuals and provide that such losses are carried over by a Fund indefinitely. Thus, if a Fund has a "net capital loss" (that is, capital losses in excess of capital gains) for a taxable year, the excess of a Fund's net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of such Fund's next taxable year, and the excess (if any) of the Fund's net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund's next taxable year. Certain transition rules require post-enactment capital losses to be utilized first, which, depending on the circumstances for a Fund, may result in the expiration of unused pre-enactment losses. In addition, the carryover of capital losses may be limited under the general loss limitation rules if a Fund experiences an ownership change as defined in the Code.

OPTIONS TRANSACTIONS BY THE FUNDS. If a call option written by a Fund expires, the amount of the premium received by the Fund for the option will be short-term capital gain to the Fund. If such an option is closed by the Fund, any gain or loss realized by the Fund as a result of the closing purchase transaction will be short-term capital gain or loss. If the holder of a call option exercises the holder's right under the option, any gain or loss realized by the Fund upon the sale of the underlying security or underlying futures contract pursuant to such exercise will be short-term or long-term capital gain or loss to the Fund depending on the Fund's holding period for the underlying security or underlying futures contract.

With respect to call options purchased by a Fund, the Fund will realize short-term or long-term capital gain or loss if such option is sold and will realize short-term or long-term capital loss if the option is allowed to expire depending on the Fund's holding period for the call option. If such a call option is exercised, the amount paid by the Fund for the option will be added to the basis of the stock or futures contract so acquired.

Each Fund has available to it a number of elections under the Internal Revenue Code concerning the treatment of option transactions for tax purposes. Each Fund will utilize the tax treatment that, in the Fund's judgment, will be most favorable to a majority of investors in that Fund. Taxation of these transactions will vary according to the elections made by the Fund. These tax considerations may have an impact on investment decisions made by the Fund.

FEDERAL EXCISE TAX. Notwithstanding the Distribution Requirement described above, which only requires the Funds to distribute at least 90% of their annual investment company income and does not require any minimum distribution of net capital gain, the Funds will be subject to a nondeductible 4% federal excise tax to the extent either Fund fails to distribute, by the end of any calendar year, at least 98% of its ordinary income for that year and 98.2% of its capital gain net income (the excess of short- and long-term capital gain over short- and long-term capital loss) for the one-year period ending on October 31 of that year, plus certain other amounts. The Funds intend to make sufficient distributions to avoid liability for federal excise tax, but can make no assurances that such tax will be completely eliminated. Each Fund may in certain circumstances be required to liquidate its investments in order to make sufficient distributions to avoid federal excise tax liability at a time when the Adviser might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of the Fund to satisfy the requirement for qualification as a RIC.

DISTRIBUTIONS TO SHAREHOLDERS. Each Fund may derive capital gains and losses in connection with sales or other dispositions of its portfolio of securities. Distributions of net short-term capital gains will be taxable to you as ordinary income. Distributions of net long-term capital gains will be taxable to you as long-term capital gain regardless of how long you have held your shares. Distributions of dividends will be taxed as ordinary income except that distributions of qualified dividend income will be taxed at the lower capital gains rates available for individual shareholders.

Certain distributions from the Funds may qualify as qualified dividend income. Qualified dividend income distributed to an individual is taxable at the lower, long-term capital gains rates. A distribution from a Fund generally qualifies as qualified dividend income to the extent it is designated as such by the Fund and was distributed from dividends received by the Fund from taxable domestic corporations and certain qualified foreign corporations, subject to limitations including holding period limitations, imposed on the Fund and its shareholders. Absent further legislation, the maximum 15% rate on long-term capital gains and on qualified dividend income will not apply to dividends received in taxable years beginning after December 31, 2012.

A Fund will inform you of the amount of your ordinary income dividends, qualified dividend income and capital gain distributions, if any, at the time they are paid and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. If you have not held Fund shares for a full year, a Fund may designate and distribute to you, as ordinary income, qualified dividend income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the Fund.

If a Fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in the Funds and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.


A dividend or distribution received shortly after the purchase of shares reduces the net asset value of the shares by the amount of the dividend or distribution and, although in effect a return of capital, will be taxable to the shareholder. If the net asset value of shares were reduced below the shareholder's cost by dividends or distributions representing gains realized on sales of securities, such dividends or distributions would be a return of investment though taxable to the shareholder in the same manner as other dividends or distributions.

Dividends declared to shareholders of record in October, November or December and actually paid in January of the following year will be treated as having been received by shareholders on December 31 of the calendar year in which declared. Under this rule, therefore, a shareholder may be taxed in one year on dividends or distributions actually received in January of the following year.



Recent legislation effective beginning in 2013 provides that US individuals with income exceeding $200,000 ($250,000 if married and filing jointly) will be subject to a new 3.8% Medicare contribution tax on their "net investment income," including interest, dividends, and capital gains (including capital gains realized on the sale or exchange of Fund shares).

Each Fund may invest in complex securities. These investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by a Fund are treated as ordinary income or capital gain, accelerate the recognition of income to the Fund and/or defer the Fund's ability to recognize losses. In turn, those rules may affect the amount, timing or character of the income distributed to you by the Fund.


Each Fund is required for federal income tax purposes to mark-to-market and recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts as of the end of the year as well as those actually realized during the year. Gain or loss from futures and options contracts on broad-based indexes required to be marked to market will be 60% long-term and 40% short-term capital gain or loss. Application of this rule may alter the timing and character of distributions to shareholders. The Fund may be required to defer the recognition of losses on futures contracts, options contracts and swaps to the extent of any unrecognized gains on offsetting positions held by the Fund. It is anticipated that any net gain realized from the closing out of futures or options contracts will be considered gain from the sale of securities and therefore will be qualifying income for purposes of the 90% requirement. The Fund distributes to shareholders at least annually any net capital gains which have been recognized for federal income tax purposes, including unrealized gains at the end of the Fund's fiscal year on futures or options transactions. Such distributions are combined with distributions of capital gains realized on the Fund's other investments and shareholders are advised on the nature of the distributions.

Each Fund's transactions in foreign currencies and forward foreign currency contracts will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also may require the Fund to mark-to-market certain types of positions in their portfolios (i.e., treat them as if they were closed out) which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the RIC distribution requirements for avoiding income and excise taxes. Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income by the Fund. Similarly, foreign exchange losses realized by the Fund on the sale of debt securities are generally treated as ordinary losses by the Fund. These gains when distributed will be taxable to you as ordinary dividends, and any losses will reduce the Fund's ordinary income otherwise available for distribution to you.



With respect to investments in STRIPS, TRs, and other zero coupon securities which are sold at original issue discount and thus do not make periodic cash interest payments, each Fund will be required to include as part of its current income the imputed interest on such obligations even though the Fund has not received any interest payments on such obligations during that period. Because each Fund distributes all of its net investment income to its shareholders, the Fund may have to sell Fund securities to distribute such imputed income which may occur at a time when the Adviser would not have chosen to sell such securities and which may result in taxable gain or loss.


In certain cases, the Funds will be required to withhold at the applicable withholding rate, and remit to the United States Treasury, back up withholding on any distributions paid to a shareholder who (1) has failed to provide a correct taxpayer identification number, (2) is subject to backup withholding by the Internal Revenue Service, (3) has not certified to the Funds that such shareholder is not subject to backup withholding, or (4) has failed to certify that he or she is a US citizen or US resident alien.


In the case of corporate shareholders, Fund distributions (other than capital gains distributions) generally qualify for the dividend-received deduction to the extent such distributions are so designated and do not exceed the gross amount of qualifying dividends received by the Funds for the year. Generally, and subject to certain limitations (including certain holding period limitations), a dividend will be treated as a qualifying dividend if it has been received from a domestic corporation. All such qualifying dividends (including the deducted portion) must be included in your alternative minimum taxable income calculation.

Legislation passed by Congress in 2008 requires the Fund (or its administrative agent) to report to the Internal Revenue Services ("IRS") and furnish to Fund shareholders the cost basis information for Fund shares purchased on or after January 1, 2012, and sold on or after that date. In addition to the present law requirement to report the gross proceeds from the sale of Fund shares, the Funds will also be required to report the cost basis information for such shares and indicate whether these shares had a short-term or long-term holding period. For each sale of Fund shares the Funds will permit Fund shareholders to elect from among several IRS-accepted cost basis methods, including average cost. In the absence of an election, the Funds will use the average basis method as their default cost basis method. The cost basis method elected by the Fund shareholder (or the cost basis method applied by default) for each sale of Fund shares may not be changed after the settlement date of each such sale of Fund shares. Fund shareholders should consult with their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how the new cost basis reporting law applies to them. The requirement to report only the gross proceeds from the sale of Fund shares will continue to apply to all Fund shares acquired through December 31, 2011, and sold on and after that date.

REDEMPTIONS AND EXCHANGES. Redemptions and exchanges of Fund shares may be taxable transactions for federal and state income tax purposes. If you hold your shares as a capital asset, the gain or loss that you realize will be capital gain or loss and will be long-term or short-term, generally depending on how long you hold your shares. Any loss incurred on the redemption or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by the Funds on such shares. All or a portion of any loss that you realize upon the redemption of a Fund's shares will be disallowed to the extent that you buy other shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares you buy.


TAX-EXEMPT SHAREHOLDERS. Certain tax-exempt shareholders, including qualified pension plans, individual retirement accounts, salary deferral arrangements, 401(k)s, and other tax-exempt entities, generally are exempt from federal income taxation except with respect to their unrelated business taxable income ("UBTI"). Under current law, the Funds generally serve to block UBTI from being realized by their tax-exempt shareholders. However, notwithstanding the foregoing, the tax-exempt shareholder could realize UBTI by virtue of an investment in the Fund where, for example: (i) the Fund invests in residual interests of Real Estate Mortgage Investment Conduits (REMICs); (ii) the Fund invests in a REIT that is a taxable mortgage pool (TMP) or that has a subsidiary that is TMP or that invests in the residual interest of a REMIC, or (iii) shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of section 514(b) of the Code. Charitable remainder trusts are subject to special rules and should consult their tax advisor. The IRS has issued recent guidance with respect to these issues and prospective shareholders, especially charitable remainder trusts, are encouraged to consult with their tax advisors regarding these issues.



FOREIGN TAXES. Dividends and interests received by a Fund may be subject to income, withholding or other taxes imposed by foreign countries and US possessions that would reduce the yield on the Fund's stock or securities. Tax conventions between certain countries and the United States may reduce or eliminate these taxes. Foreign countries generally do not impose taxes on capital gains with respect to investments by foreign investors.



FOREIGN SHAREHOLDERS. Dividends paid by a Fund to shareholders who are nonresident aliens or foreign entities will be subject to a 30% United States withholding tax unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law to the extent derived from investment income and short-term capital gain (other than "qualified short-term capital gain dividends" and "interest-related dividends" described below) or unless such income is effectively connected with a U.S. trade or business carried on through a permanent establishment in the United States. Nonresident shareholders are urged to consult their own tax advisors concerning the applicability of the United States withholding tax and the proper withholding form(s) to be submitted to the Fund. A non-U.S. shareholder who fails to provide an appropriate IRS Form W-8 may be subject to backup withholding at the appropriate rate.

Each Fund may, under certain circumstances, designate all or a portion of a dividend as an "interest-related dividend" that if received by a nonresident alien or foreign entity generally would be exempt from the 30% U.S. withholding tax, provided that certain other requirements are met. The Fund may also, under certain circumstances, designate all or a portion of a dividend as a "qualified short-term capital gain dividend" which if received by a nonresident alien or foreign entity generally would be exempt from the 30% U.S. withholding tax, unless the foreign person is a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the taxable year. In the case of shares held through an intermediary, the intermediary may withhold even if the Fund designates the payment as qualified net interest income or qualified short-term capital gain. Non-U.S. shareholders should contact their intermediaries with respect to the application of these rules to their accounts. The provisions relating to the withholding exemptions for "qualified short-term capital gain dividends" and "interest-related dividends" only apply to dividends with respect to taxable years of the Fund beginning before January 1, 2012.

For taxable years beginning after December 31, 2013, a U.S. withholding tax at a 30% rate will be imposed on dividends and proceeds from the sale of Fund shares received by shareholders who own their shares through foreign accounts or foreign intermediaries if certain disclosure requirements related to U.S. accounts or ownership are not satisfied.


STATE TAXES. Each Fund is not liable for any income or franchise tax in Massachusetts if it qualifies as a RIC for federal income tax purposes. Distributions by the Funds to shareholders and the ownership of shares may be subject to state and local taxes. Shareholders are urged to consult their tax advisors regarding state and local taxes applicable to an investment in the Funds.


TAX SHELTER REPORTING REGULATIONS. Under promulgated Treasury regulations, generally, if a shareholder recognizes a loss on disposition of the Fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. In addition, pursuant to recently enacted legislation, significant penalties may be imposed for the failure to comply with the reporting requirements. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.


FUND TRANSACTIONS

BROKERAGE TRANSACTIONS. Generally, equity securities, both listed and over-the-counter, are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer's mark-up or reflect a dealer's mark-down. Money market securities and other debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, the Funds will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer's mark up or reflect a dealer's mark down. When the Funds execute transactions in the over-the-counter market, they will generally deal with primary market makers unless prices that are more favorable are otherwise obtainable.

In addition, the Adviser may place a combined order for two or more accounts it manages, including the Funds, engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or the Funds may obtain, it is the opinion of the Adviser and the Board that the advantages of combined orders outweigh the possible disadvantages of separate transactions. Nonetheless, the Adviser believes that the ability of the Funds to participate in higher volume transactions will generally be beneficial to the Funds.


For the fiscal period from October 3, 2011 (date the Funds commenced operations) to July 31, 2012, the STW Long Duration Investment-Grade Bond and STW Broad Tax-Aware Value Bond Funds did not pay any brokerage commissions on portfolio transactions. The STW Short Duration Investment-Grade Bond and STW Core Investment-Grade Bond Funds have not yet commenced operations.

BROKERAGE SELECTION. The Trust does not expect to use one particular broker or dealer, and when one or more brokers is believed capable of providing the best combination of price and execution, the Adviser may select a broker based upon brokerage or research services provided to the Adviser.

The Adviser seeks best execution for its clients' securities transactions by identifying appropriate broker-dealers through which it will effect such transactions. In seeking best execution, the Adviser evaluates, on an ongoing basis, the prices that are available in the broker-dealer markets. Guidelines have been adopted to assist the firm in performing best execution evaluation and to make clear that the Adviser will consider and weigh many factors. The guidelines also explain how the firm selects broker-dealers and semi-annually analyzes and reviews, through the Best Execution Committee, their services. The Adviser believes that careful selection and monitoring of the broker-dealers through which the Adviser executes client transactions are critical to achieving the best results for the firm's clients.

The Adviser effects fixed income trades in the over-the-counter markets through broker-dealers that, acting as principal, charge markups, markdowns or other charges in connection with such trades. The Adviser may use electronic trading systems to execute fixed income trades. These systems charge transaction fees that are included in the price of the security.

The Adviser does not participate in "soft dollar" arrangements under which the Adviser "pays up" (in the form of higher markups, markdowns or commissions charged on client fixed income trades) for research in connection with fixed income trades. The Adviser may, however, receive research (including proprietary research) from various broker-dealers through which the Adviser may execute fixed income trades where the Adviser's receipt of the research does not result in additional cost to clients. Research so obtained by the Adviser results is an economic benefit to the Adviser, and the Adviser does not account for the value of this research. The Adviser generally uses the research to assist it in its investment decision-making process, but this research may not be used for each and every account the Adviser manages. Research obtained in connection with transactions effected for a client may not be used in the management of that client's account.


BROKERAGE WITH FUND AFFILIATES. The Funds may execute brokerage or other agency transactions through registered broker-dealer affiliates of the Funds, the Adviser or the Distributor for a commission in conformity with the 1940 Act, the 1934 Act and rules promulgated by the SEC. These rules further require that commissions paid to the affiliate by the Funds for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." The Trustees, including those who are not "interested persons" of the Funds, have adopted procedures for evaluating the reasonableness of commissions paid to affiliates and review these procedures periodically.

For the fiscal period from October 3, 2011 (date the Funds commenced operations) to July 31, 2012, the STW Long Duration Investment-Grade Bond and STW Broad Tax-Aware Value Bond Funds did not pay any brokerage commissions on portfolio transactions effected by affiliated brokers. The STW Short Duration Investment-Grade Bond and STW Core Investment-Grade Bond Funds have not yet commenced operations.

SECURITIES OF "REGULAR BROKER-DEALERS." The Funds are required to identify any securities of their "regular brokers and dealers" (as such term is defined in the 1940 Act) that each Fund held during its most recent fiscal year. As of July 31, 2012, the following Funds held securities of their "regular brokers or dealers" as follows:

--------------------------------------------------------------------------------
                             NAME OF            TYPE OF          DOLLAR AMOUNT
FUND                     BROKER/DEALER       SECURITY HELD           AT FYE
--------------------------------------------------------------------------------
STW Long Duration       Bank of America          Debt                $1,464
Investment-Grade Bond      Citigroup             Debt                $1,519
Fund
--------------------------------------------------------------------------------
STW Broad Tax-Aware     Bank of America         Debt                 $2,536
Value Bond Fund            Citigroup            Debt                 $2,749
--------------------------------------------------------------------------------

PORTFOLIO TURNOVER RATES. Portfolio turnover rate is defined under US Securities and Exchange Commission (the "SEC") rules as the value of the securities purchased or securities sold, excluding all securities whose maturities at the time of acquisition were one year or less, divided by the average monthly value of such securities owned during the year. Based on this definition, instruments with remaining maturities of less than one year are excluded from the calculation of the portfolio turnover rate. Instruments excluded from the calculation of portfolio turnover generally would include the futures contracts in which the Funds may invest since such contracts generally have remaining maturities of less than one year. The Funds may at times hold investments in other short-term instruments, such as repurchase agreements, which are excluded for purposes of computing portfolio turnover.

For the fiscal period from October 3, 2011 (date the Funds commenced operations) to July 31, 2012, the portfolio turnover rates for the Funds were as follows:

--------------------------------------------------------------------------------
                                             PORTFOLIO TURNOVER RATES
--------------------------------------------------------------------------------
STW Long Duration Investment-                           66%
Grade Bond Fund
--------------------------------------------------------------------------------
STW Broad Tax-Aware Value Bond                          43%
Fund
--------------------------------------------------------------------------------

The STW Short Duration Investment-Grade Bond and STW Core Investment-Grade Bond Funds have not yet commenced operations.


PORTFOLIO HOLDINGS

The Board has approved a policy and procedures that govern the timing and circumstances regarding the disclosure of Fund portfolio holdings information to shareholders and third parties. These policies and procedures are designed to ensure that disclosure of information regarding the Funds' portfolio securities is in the best interests of Funds' shareholders, and include procedures to address conflicts between the interests of the Funds' shareholders, on the one hand, and those of the Funds' Adviser, principal underwriter or any affiliated person of the Funds, their Adviser, or their principal underwriter, on the other. Pursuant to such procedures, the Board has authorized the Adviser's Chief Compliance Officer (the "Authorized Person") to authorize the release of the Funds' portfolio holdings, as necessary, in conformity with the foregoing principles. The Authorized Person reports at least quarterly to the Board regarding the implementation of such policies and procedures.

Pursuant to applicable law, the Funds are required to disclose their complete portfolio holdings quarterly, within 60 days of the end of each fiscal quarter (currently, each October 31, January 31, April 30 and July 31). The Funds disclose a complete schedule of investments in each Semi-Annual Report and Annual Report to Fund shareholders or, following the first and third fiscal quarters, in quarterly holdings reports filed with the SEC on Form N-Q. Semi-Annual and Annual Reports are distributed to Fund shareholders. Quarterly holdings reports filed with the SEC on Form N-Q are not distributed to Fund shareholders, but are available, free of charge, on the EDGAR database on the SEC's website at www.sec.gov.

The Funds generally publish a complete list of their portfolio holdings on a monthly basis, as of the end of the previous month. The Funds also publish a list of each Fund's ten largest portfolio holdings, and the percentage of the Fund's assets that each of these holdings represents, on a monthly basis, 10 days after the end of the month. The portfolio information described above can be found on the internet at http://aicfundholdings.com/stw. In addition, the Adviser's website, www.stwfunds.com, also provides information about the Fund's ten largest portfolio holdings, on a monthly basis, ten days after the end of the month. The information on the Adviser's website is publicly available to all categories of persons. This Portfolio holdings information will generally remain available until it is replaced by new portfolio holdings information as described above. The Adviser may exclude any portion of a Fund's portfolio holdings from publication when deemed to be in the best interest of the Fund. The Funds may provide ratings and rankings organizations with the same information at the same time it is filed with the SEC or one day after it is made available on the internet web site.

The Funds' policies and procedures provide that the Authorized Person may authorize disclosure of portfolio holdings information to third parties at differing times and/or with different lag times than the information posted to the internet, provided that the recipient is, either by contractual agreement or otherwise by law, (i) required to maintain the confidentiality of the information and (ii) prohibited from using the information to facilitate or assist in any securities transactions or investment program. No compensation or other consideration is paid to or received by any party in connection with the disclosure of portfolio holdings information, including the Funds, Adviser and its affiliates or recipient of the Funds' portfolio holdings information. The Funds will review a third party's request for portfolio holdings information to determine whether the third party has legitimate business objectives in requesting such information. Legitimate business objectives may include but are not necessarily limited to: disclosure for required due diligence purposes; disclosure to a newly hired investment adviser or sub-adviser; or disclosure to a rating agency for use in developing a rating.

In addition, the Funds' service providers, such as the Custodian, Administrator and transfer agent, may receive portfolio holdings information as frequently as daily in connection with their services to the Funds. In addition to any contractual provisions relating to confidentiality of information that may be included in the service providers contract with the Trust, these arrangements impose obligations on the Fund's service providers that would prohibit them from disclosing or trading on the Funds' non-public information. Financial printers and pricing information vendors may receive portfolio holdings information, as necessary, in connection with their services to the Funds.

DESCRIPTION OF SHARES

The Declaration of Trust authorizes the issuance of an unlimited number of funds and shares of each fund. Each share of a fund represents an equal proportionate interest in that fund with each other share. Shares are entitled upon liquidation to a pro rata share in the net assets of the fund. Shareholders have no preemptive rights. The Declaration of Trust provides that the Trustees of the Trust may create additional series or classes of shares. All consideration received by the Trust for shares of any fund and all assets in which such consideration is invested would belong to that fund and would be subject to the liabilities related thereto. Share certificates representing shares will not be issued. The Funds' shares, when issued, are fully paid and non-assessable.

SHAREHOLDER LIABILITY

The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust could, under certain circumstances, be held personally liable as partners for the obligations of the trust. Even if, however, the Trust were held to be a partnership, the possibility of the shareholders incurring financial loss for that reason appears remote because the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by or on behalf of the Trust or the Trustees, and because the Declaration of Trust provides for indemnification out of the Trust property for any shareholder held personally liable for the obligations of the Trust.

LIMITATION OF TRUSTEES' LIABILITY

The Declaration of Trust provides that a Trustee shall be liable only for his or her own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisers, shall not be liable for any neglect or wrongdoing of any such person. The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. Nothing contained in this section attempts to disclaim a Trustee's individual liability in any manner inconsistent with the federal securities laws.

PROXY VOTING

The Board has delegated responsibility for decisions regarding proxy voting for securities held by the Funds to the Adviser. The Adviser will vote such proxies in accordance with its proxy policies and procedures, which are included in Appendix B to this SAI. The Board will periodically review the Funds' proxy voting record.

A description of the policies and procedures that the Adviser uses to determine how to vote proxies relating to the Funds' portfolio securities, as well as information relating to how the Adviser voted proxies relating to the Funds' portfolio securities for the most recent 12-month period ended June 30, is available on Form N-PX (i) without charge, upon request, by calling 1-877-515-4725 and (ii) on the SEC's website at http://www.sec.gov.

CODES OF ETHICS

The Board, on behalf of the Trust, has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. In addition, the Adviser, the Distributor and the Administrator have adopted Codes of Ethics pursuant to Rule 17j-1. These Codes of Ethics (each a "Code of Ethics" and together the "Codes of Ethics") apply to the personal investing activities of trustees, officers and certain employees ("access persons"). Rule 17j-1 and the Codes of Ethics are designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under each Code of Ethics, access persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. The Codes of Ethics further require certain access persons to obtain approval before investing in initial public offerings, limited offerings and securities that may be purchased or held by the Funds. Copies of these Codes of Ethics are on file with the SEC, and are available to the public.

5% AND 25% SHAREHOLDERS


As of November 5, 2012, the following persons were the only persons who were record owners (or to the knowledge of the Trust, beneficial owners) of 5% and 25% or more of the shares of the STW Long Duration Investment-Grade Bond and the STW Broad Tax-Aware Value Bond Funds. Persons who owned of record or beneficially more than 25% of a Fund's outstanding shares may be deemed to control the STW Long Duration Investment-Grade Bond or STW Broad Tax-Aware Value Bond Funds within the meaning of the 1940 Act. The Trust believes that most of the shares referred to below were held by the below persons in account for their fiduciary, agency or custodial customers.

It is anticipated that the Adviser and certain of its affiliated persons will invest in one or more of the Funds, sometimes to a significant degree (the "Affiliated Shareholders"). Such investments may give rise to potential conflicts of interest. The Adviser, however, has established policies and procedures to address those conflicts. For example, the Adviser's policies are designed to ensure that the purchase and sale of securities among all accounts it manages, including the Funds, are fairly and equitably allocated. In addition, the Adviser requires Affiliated Shareholders to pre-clear all transactions in Fund shares through the Adviser's compliance department. Moreover, the Adviser requires that shares held by Affiliated Shareholders be voted in the same proportion as the vote of all other shareholders.

The STW Short Duration Investment-Grade Bond and STW Core Investment-Grade Bond Funds have not yet commenced operations.


--------------------------------------------------------------------------------
NAME AND ADDRESS OF RECORD OWNER             NUMBER OF SHARES    PERCENT OF FUND
--------------------------------------------------------------------------------
STW BROAD TAX-AWARE VALUE BOND FUND
--------------------------------------------------------------------------------
Capinco                                       2,464,443.2990          25.89%
C/O US Bank NA
PO Box 1787
Milwaukee, WI 53201-1787
--------------------------------------------------------------------------------
Washington & Co                               1,879,064.2550          19.74%
C/O US Bank NA
PO Box 1787
Milwaukee, WI 53201-1787
--------------------------------------------------------------------------------
Charles Schwab & Co Inc                         771,266.1320           8.10%
Special Custody A/C FBO Customers
Attn Mutual Funds
101 Montgomery St
San Francisco, CA 94104-4151
--------------------------------------------------------------------------------
Thomas V Fischer                                518,585.2790           5.45%
St Helena IS SC
--------------------------------------------------------------------------------
Band & Co                                       507,715.7980           5.33%
FBO US Bank NA
PO Box 1787
Milwaukee, WI 53201-1787
--------------------------------------------------------------------------------
Northern Trust Co Cust                          500,009.9400           5.25%
FBO William H Williams
PO Box 92956
Chicago, IL 60675-2956
--------------------------------------------------------------------------------
STW LONG DURATION INVESTMENT-GRADE BOND FUND
--------------------------------------------------------------------------------
Northern Trust Co Cust                        2,025,528.4340          42.76%
FBO William H Williams
PO Box 92956
Chicago, IL 60675-2956
--------------------------------------------------------------------------------
South Street Capital II LLC                     859,434.9450          18.14%
Partnership
C/O William E Simon & Sons LLC
PO Box 1913
Morristown, NJ 07962-1913
--------------------------------------------------------------------------------
Washington & Co                                 596,518.7000          12.59%
C/O US Bank NA
PO Box 1787
Milwaukee, WI 53201-1787
--------------------------------------------------------------------------------
Alice Tweed Tuohy Foundation                    486,858.2830          10.28%
205 E Carrillo St STE 219
Santa Barbara, CA 93101-7186
--------------------------------------------------------------------------------
Mark T Mayo & William E Simon Jr &              434,993.8340           9.18%
George Gillespie III TR
Marital Trust U/W/O William E Simon
F/B/O Tonia A Simon U/A 06/30/2000
PO Box 1913
Morristown, NJ 07962-1913
--------------------------------------------------------------------------------

                             APPENDIX A -- RATINGS

The following descriptions are summaries of published ratings.

DESCRIPTION OF COMMERCIAL PAPER RATINGS

A-1 This is the highest category by Standard & Poor's (S&P) and indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory and the obligation is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories.

PRIME-1 Issues rated Prime-1 (or supporting institutions) by Moody's have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

     o    Leading market positions in well-established industries.

     o    High rates of return on funds employed.

     o Conservative capitalization structure with moderate reliance on debt and ample asset protection.

     o Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

     o Well-established access to a range of financial markets and assured sources of alternate liquidity.

The rating F1 (Highest Credit Quality) is the highest commercial rating assigned by Fitch Inc. Paper rated F1 is regarded as having the strongest capacity for timely payment of financial commitments. The rating F2 (Good Credit Quality) is the second highest commercial paper rating assigned by Fitch Inc., which reflects a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

The rating TBW-1 by Thomson BankWatch ("Thomson") indicates a very high likelihood that principal and interest will be paid on a timely basis.

DESCRIPTION OF MUNICIPAL NOTE RATINGS

Moody's highest rating for state and municipal and other short-term notes is MIG-1 and VMIG-l. Short-term municipal securities rated MIG-1 or VMIG-1 are of the best quality. They have strong protection from established cash flows, superior liquidity support, or demonstrated broad-based access to the market for refinancing or both. Short-term municipal securities rated MIG-2 or VMIG-2 are of high quality. Margins of protection are ample although not so large as in the MIG-I/VMIG-2 group.

An S&P note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

     o Amortization Schedule - the larger the final maturity relative to other maturities, the more likely it will be treated as a note, and

     o Source of Payment - the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

S&P note rating symbols are as follows:

SP-1 Strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay a debt service is given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest with some vulnerability to adverse financial and economic changes over the term of the votes.

DESCRIPTION OF CORPORATE BOND RATINGS

S&P

Bonds rated AAA have the highest rating S&P assigns to a debt obligation. Such a rating indicates an extremely strong capacity to pay principal and interest. Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories. Debt rated BB and B is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Debt rated BB has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating. Debt rate B has greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions would likely impair capacity or willingness to pay interest and repay principal. The B rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

MOODY'S

Bonds that are rated Aaa by Moody's are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large, or an exceptionally stable, margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds rated Aa by Moody's are judged by Moody's to be of high quality by all standards. Together with bonds rated Aaa, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than the Aaa securities. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such


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bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Moody's bond ratings, where specified, are applied to financial contracts, senior bank obligations and insurance company senior policyholder and claims obligations with an original maturity in excess of one year. Obligations relying upon support mechanisms such as letters-of-credit and bonds of indemnity are excluded unless explicitly rated.

Obligations of a branch of a bank are considered to be domiciled in the country in which the branch is located. Unless noted as an exception, Moody's rating on a bank's ability to repay senior obligations extends only to branches located in countries which carry a Moody's sovereign rating. Such branch obligations are rated at the lower of the bank's rating or Moody's sovereign rating for the bank deposits for the country in which the branch is located.

When the currency in which an obligation is denominated is not the same as the currency of the country in which the obligation is domiciled, Moody's ratings do not incorporate an opinion as to whether payment of the obligation will be affected by the actions of the government controlling the currency of denomination. In addition, risk associated with bilateral conflicts between an investor's home country and either the issuer's home country or the country where an issuer branch is located is not incorporated into Moody's ratings.

Moody's makes no representation that rated bank obligations or insurance company obligations are exempt from registration under the US Securities Act of 1933 or issued in conformity with any other applicable law or regulation. Nor does Moody's represent that any specific bank or insurance company obligation is legally enforceable or is a valid senior obligation of a rated issuer.

Moody's ratings are opinions, not recommendations to buy or sell, and their accuracy is not guaranteed. A rating should be weighed solely as one factor in an investment decision and you should make your own study and evaluation of any issuer whose securities or debt obligations you consider buying or selling.

FITCH INC. ("FITCH")

Bonds rated AAA by Fitch are judged by Fitch to be strictly high grade, broadly marketable, suitable for investment by trustees and fiduciary institutions liable to but slight market fluctuation other than through changes in the money rate. The prime feature of an AAA bond is a showing of earnings several times or many times interest requirements, with such stability of applicable earnings that safety is beyond reasonable question whatever changes occur in conditions. Bonds rated AA by Fitch are judged by Fitch to be of safety virtually beyond question and are readily salable, whose merits are not unlike those of the AAA class, but whose margin of safety is less strikingly broad. The issue may be the obligation of a small company, strongly secured but influenced as to rating by the lesser financial power of the enterprise and more local type market.

Bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings. Bonds rated BB are considered speculative. The obligor's ability to pay interest and


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repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements. Bonds rated B are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

THOMSON

Bonds rated AAA by Thomson BankWatch indicate that the ability to repay principal and interest on a timely basis is extremely high. Bonds rated AA indicate a very strong ability to repay principal and interest on a timely basis, with limited incremental risk compared to issues rated in the highest category. Bonds rated A indicate the ability to repay principal and interest is strong. Issues rated A could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

Bonds rated BBB (the lowest investment-grade category) indicate an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

While not investment grade, the BB rating suggests that the likelihood of default is considerably less than for lower-rated issues. However, there are significant uncertainties that could affect the ability to adequately service debt obligations. Issues rated B show a higher degree of uncertainty and therefore greater likelihood of default than higher-rated issues. Adverse developments could negatively affect the payment of interest and principal on a timely basis.



















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               APPENDIX B -- PROXY VOTING POLICIES AND PROCEDURES

PROXY VOTING AND CORPORATE ACTIONS POLICY


STW acts as a discretionary investment adviser and sub-adviser for various clients, including clients governed by the Employee Retirement Income Security Act of 1974 ("ERISA") and Investment Company Act of 1940. STW's authority to vote proxies is established through its investment advisory agreements or other written instructions from clients. STW maintains a written record of any authority to vote proxies delegated to STW or reserved by the client.

Rather than delegating proxy voting authority to STW, a client may (1) retain the authority to vote proxies on securities in its account, (2) delegate voting authority to another party or (3) instruct STW to vote proxies according to a policy that differs from that of STW. STW will honor any of these instructions if the client includes the instruction in writing in its investment management agreement or in a written instruction from a person authorized to give such instructions. If a client does not grant STW the authority to vote proxies, STW will forward all proxies or other solicitations received to the client. Clients may contact STW regarding any questions about a particular solicitation.


STW manages investment-grade fixed income securities and is rarely required to vote proxies on behalf of its clients. When STW is required to do so, STW's utmost concern is that all decisions be made solely in the best interest of the client (and for ERISA accounts, plan beneficiaries and participants, in accordance with the letter and spirit of ERISA). STW acts in a prudent and diligent manner intended to enhance the economic value of the assets of the client's account.

After receiving a proxy, STW obtains information relevant to voting the proxy. STW evaluates each proxy and votes in a way that it believes is in the best interest of the client. Prior to voting a proxy, STW attempts to identify any material conflicts of interest that might exist with respect to a given proxy. If a material conflict of interest is identified, STW determines how such conflict of interest should be addressed and fully discloses the conflict of interest to the affected client. If a material conflict of interest cannot be resolved and the client does not wish to independently vote or direct the vote of such proxy, STW will use an independent third party to vote the proxy in the client's best interest.

RECORD KEEPING

STW maintains all books and records required under Rule 204-2 of the Advisers Act relating to the proxy voting process. In addition, STW describes its Proxy Voting and Corporate Actions Policy in its Form ADV and informs clients how they may obtain information on how STW voted proxies with respect to their portfolio securities. Clients may obtain information on how their securities were voted or a copy of this Policy by contacting STW's Chief Compliance Officer.

CORPORATE ACTIONS

Corporate bondholder actions, including tender offers, rights offerings and exchanges, are given the same considerations as proxies. STW does not advise or act on behalf of clients in any legal proceedings, including bankruptcies and class actions, involving securities held or previously held by a client or the issuer of securities.








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